                                                                   EXHIBIT 10.35
          Subordination deed

          Brightpoint Australia Pty Limited (BRIGHTPOINT)
          Brightpoint Holdings B.V. (JUNIOR CREDITOR)
          GE Capital Finance Pty Limited (SENIOR CREDITOR)

                 MinterEllison
                                                                         LAWYERS

                 AURORA PLACE, 88 PHILLIP STREET, SYDNEY NSW 2000, DX 117 SYDNEY
                 TEL: +61 2 9921 8888 FAX: +61 2 9921 8123
                 www.minterellison.com

Subordination deed

DETAILS                                                                                 4

AGREED TERMS                                                                            5

1.       DEFINED TERMS & INTERPRETATION                                                 5

1.1      Defined terms                                                                  5

1.2      Interpretation                                                                 7

1.3      Consideration                                                                  8

2.       SUBORDINATION                                                                  8

2.1      Subordination                                                                  8

2.2      Receipts by Junior Creditor                                                    9

2.3      Non-retainable receipts                                                        9

3.       INSOLVENCY                                                                    10

3.1      Winding up proceedings                                                        10

3.2      Senior Creditor's powers on Insolvency Event                                  10

3.3      Obligation to act on Senior Creditor's instructions                           11

4.       UNDERTAKINGS                                                                  11

4.1      Brightpoint's undertakings                                                    11

4.2      Junior Creditor's undertakings                                                11

4.3      Payments and receipts in foreign currency                                     12

5.       PERMITTED PAYMENTS                                                            12

5.1      Payment of Interest and Closing Date Payment                                  12

5.2      Repayment of loan                                                             12

6.       REPRESENTATIONS AND WARRANTIES                                                12

7.       POWER OF ATTORNEY                                                             13

7.1      Appointment and powers                                                        13

7.2      Attorney may delegate powers                                                  13

7.3      Purpose                                                                       13

8.       NOTICES AND DEMANDS                                                           14

8.1      How given                                                                     14

8.2      Validity                                                                      14

8.3      Effect                                                                        14

8.4      Deemed receipt                                                                14

9.       PRESERVATION OF SENIOR CREDITOR'S RIGHTS                                      14

9.1      Continuing subordination                                                      14

9.2      Subordination unconditional                                                   15

9.3      No competition                                                                15

9.4      Preservation                                                                  16

9.5      No obligation to exercise rights or give consent                              16

9.6      Powers                                                                        16

9.7      Choice of securities and Guarantees                                           16

9.8      Indemnities generally                                                         16

9.9      Consent and waivers                                                           17

10.      OTHER PROVISIONS                                                              17

10.1     Perpetuity period                                                             17

10.2     Protection of Creditor and Attorney                                           17

10.3     Notification from Brightpoint or Junior Creditor                              17

10.4     Senior Creditor may set off                                                   17

10.5     Junior Creditor may not set off                                               17

10.6     Notices or demands as evidence                                                17

10.7     Severability                                                                  18

10.8     Variation of agreement                                                        18

10.9     Authorised Officers and communications                                        18

10.10    Senior Creditor may assign rights                                             18

10.11    Junior Creditor may not assign rights                                         18

10.12    Governing law, jurisdiction and service of process                            18

10.13    Attorneys                                                                     19

10.14   Counterparts                                                                   19

SIGNING PAGE                                                                           20


                                                     Subordination deed | page 3
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DETAILS

DATE                        24 December 2002

PARTIES

Name                        BRIGHTPOINT AUSTRALIA PTY LIMITED ACN 075 244 870
Short form name             BRIGHTPOINT
Notice details              1/9 Rodborough Road, Frenchs Forest NSW 2086
                            Facsimile: (02) 8977 5071
                            Attention: Chief Financial Officer

Name                        Brightpoint Holdings B.V.
Short form name             JUNIOR CREDITOR
Notice details              Herengracht 548, 1017 CG Amsterdam, The Netherlands

Name                        GE CAPITAL FINANCE PTY LIMITED ACN 075 554 175
Short form name             SENIOR CREDITOR
Notice details              Level 13, 255 George Street, Sydney NSW 2000
                            Facsimile:  (02) 8249 3783
                            Attention:  Account Manager - Brightpoint Australia

BACKGROUND

The Senior Creditor, the Junior Creditor and Brightpoint have agreed that the Junior Debt will be subordinated to the Senior Debt subject to and on the terms of this document.


                                                     Subordination deed | page 4

AGREED TERMS

1.    Defined terms & interpretation

1.1   DEFINED TERMS

      In this document, terms defined (whether capitalised or italicised) in the Facility Agreement have the same meaning when used in this document and:

      ATTORNEY means an attorney appointed under this document.

      AUTHORISATION includes:

      (a) any consent, authorisation, registration, filing, agreement, notarisation, certificate, permission, licence, approval or exemption from, by or with a Public Authority; or

      (b) in relation to anything which is prohibited or restricted by law if a Public Authority takes certain action within a specified period, the expiry of that period without the Public Authority taking that action.

      AUTHORISED OFFICER means:

      (a) in respect of Brightpoint or the Junior Creditor, a person appointed by it and notified to the Senior Creditor to act as its Authorised Officer for the purposes of the Transaction Documents; and

      (b) in respect of the Senior Creditor, a person holding or acting in the office of director, chief executive or secretary, or whose title includes the word 'Manager' or a person notified to the Junior Creditor to act as its Authorised Officer for the purposes of the Transaction Transaction Documents.

      AVAILABILITY LIMIT means, on any day, the availability limit calculated under clause 3.1 of the Facility Agreement.

      BUSINESS DAY means a week day on which banks are open for general banking business in Sydney.

      CLOSING DATE PAYMENT means $17,400,000.

      CREDITOR means the Senior Creditor or the Junior Creditor.

      DEBT means Senior Debt or Junior Debt.

      EVENT OF DEFAULT has the same meaning as under the Facility Agreement.

      EXTERNAL ADMINISTRATOR means an administrator, receiver, receiver and manager, trustee, provisional liquidator, liquidator or any other person (however described) holding or appointed to an analogous office or acting or purporting to act in an analogous capacity.

      FACILITY AGREEMENT means the A$ Facility Agreement dated on or about the date of this document between Brightpoint, the Senior Creditor and Advanced Portable Technologies Pty Ltd.

      FINANCIAL INDEBTEDNESS means any actual or contingent debt or other monetary liability arising in respect of money borrowed or raised or any financial accommodation provided.

      FINANCIAL YEAR means any 12 month accounting period.


                                                     Subordination deed | page 5

      GUARANTEE means a guarantee, indemnity, letter of credit, letter of comfort or any other obligation or irrevocable offer (whatever it is called and whatever its nature):

      (a) to provide funds (whether by the advance or payment of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment or discharge of;

      (b) to indemnify any person against the consequences of default in the payment of; or

      (c)   to be responsible for,

      an obligation or monetary liability of another person, a dividend, distribution, capital or premium on shares, stock or other interests, or the solvency or financial condition of another person.

      INSOLVENCY of a person includes:

      (a)   the Winding Up of the person;

      (b)   the appointment of an External Administrator to the person;

      (c) any composition, compromise, arrangement, merger, amalgamation, reconstruction, administration, assignment for the benefit of creditors or insolvency of, by, or adversely affecting the person and any procedure which is equivalent or analogous in any jurisdiction; and

      (d)   the death or permanent incapacity of the person.

      INSOLVENCY EVENT means, in relation to Brightpoint, the occurrence of one or more of the following:

      (a) Brightpoint becomes insolvent within the meaning of section 95A, is taken to have failed to comply with a statutory demand under section 459F, or must be presumed by a court to be insolvent under section 459C, of the Corporations Act 2001 (Cth);

      (b)   a circumstance specified in section 461 of the Corporations Act 2001
            (Cth) occurs with respect to Brightpoint;

      (c) an order is made for the Winding Up of Brightpoint or an application is made for the Winding Up of Brightpoint and is not withdrawn, dismissed or stayed within 10 Business Days, or an effective resolution is passed or a meeting is summoned or convened to consider a resolution for the Winding Up of Brightpoint, without the consent of the Senior Creditor;

      (d) an External Administrator is appointed to Brightpoint or any of its assets or any step is taken to do so;

      (e) Brightpoint stops or suspends payment to creditors generally or enters into an arrangement, assignment or composition with or for the benefit of its creditors generally or any class of them or proposes to do so; or

      (f) anything analogous or having a similar effect to an event listed in paragraphs (a) - (e) above occurs.

      JUNIOR DEBT means all money (in whatever currency) that Brightpoint (whether alone or with any other person) is or may at any time be liable (actually, prospectively or contingently) to pay to any Junior Creditor (whether alone or with any other person) under and in connection with the Revolving Credit Agreement (including by way of principal, interest, fees, costs, charges, duties, expenses, indemnity, Guarantee obligations or damages). It also includes money which Brightpoint would be liable to pay but for its Insolvency.


                                                     Subordination deed | page 6

      LOSS means a loss, claim, action, damage, liability, cost, charge, expense, penalty, compensation, fine, outgoing or payment suffered, paid or incurred.

      PERMITTED PAYMENT means a payment which is permitted under clause 5.

      POWER means any right, power, discretion or remedy of the Senior Creditor or an Attorney under any Transaction Document or applicable law.

      PUBLIC AUTHORITY includes the Crown, any government and any governmental, semi-governmental, public, administrative, regulatory or judicial entity. It includes a Minister, a statutory corporation, a self regulatory organisation or supervisory authority established by statute and any market licensee of a financial market (as defined in Chapter 7 of the Corporations Act 2001 (Cth)) and any overseas stock or futures exchange.

      REVOLVING CREDIT AGREEMENT means the revolving credit facility agreement dated 17 April 1998 between the Junior Creditor and Brightpoint for the provision of financial accommodation in an aggregate principal amount of $26,000,000.

      SECURITY INTEREST includes a mortgage, charge, lien or pledge or any other right by way of security (including a right of set-off in respect of a deposit or a right to retain funds the subject of a flawed deposit arrangement) of a creditor to have its claims satisfied prior to other creditors with or from the proceeds of any asset.

      SENIOR DEBT means all money (in whatever currency) that Brightpoint (whether alone or with any other person) is or may at any time be liable (actually, prospectively or contingently) to pay to the Senior Creditor (whether alone or with any other person)under or in connection with any Transaction Document on any account or in any way whatever (including by way of principal, interest, fees, costs, charges, duties, expenses, indemnity, Guarantee obligations or damages). It also includes money which Brightpoint would be liable to pay but for its Insolvency.

      SUBORDINATION means the debt subordination effected under this document.

      SUBORDINATION PERIOD means the period from the date of this document until the following has occurred:

      (a)   payment in full of the Senior Debt;

      (b) the cancellation of every commitment of the Senior Creditor to provide financial accommodation to Brightpoint.

      SUBSIDIARY of an entity means another entity which is a subsidiary of the first within the meaning of part 1.2 division 6 of the Corporations Act 2001 (C'wlth) or is a subsidiary of or otherwise controlled by the first within the meaning of any approved accounting standard.

      TRANSACTION DOCUMENTS has the same meaning as under the Facility
      Agreement.

      WINDING UP includes:

      (a)   dissolution, liquidation, provisional liquidation and bankruptcy;
            and

      (b)   any analogous or equivalent procedure in any jurisdiction.

1.2   INTERPRETATION

      In this document:

      (a)   the singular includes the plural and vice versa;

      (b)   words denoting any gender include all genders;

      (c) other grammatical forms of defined expressions have corresponding meanings;


                                                     Subordination deed | page 7

      (d) a reference to a party to this document includes that party's successors and permitted substitutes and assigns;

      (e) a reference to a document or agreement includes that document or agreement as novated, altered, supplemented or replaced except to the extent prohibited by a Transaction Document;

      (f) a reference to any thing includes any part of that thing and a reference to a group of things or persons includes each thing or person in that group;

      (g) references to clauses, schedules and annexures are references to clauses of and schedules and annexures to this document;

      (h) references to PERSONS or words implying natural persons include bodies corporate, joint ventures, partnerships, trusts, associations, unincorporated bodies and Public Authorities;

      (i) references to ENTITIES include entities as defined for any purpose under Australian Accounting Standards;

      (j)   a reference to time is a reference to Sydney time;

      (k) a reference to any legislation or statutory instrument or regulation is construed in accordance with the Acts Interpretation Act 1901
            (Cth) or the equivalent State legislation, as applicable;

      (l) INCLUDING and cognate expressions indicate what is included without limiting what may be included;

      (m) a reference to an agreement includes any legally enforceable arrangement, understanding, undertaking or representation whether or not in writing;

      (n) a reference to PROPERTY or an ASSET includes a reference to any right or interest in, or right to use, property or assets, to future property or assets, to things in action and to intangible property or assets; and

      (o) headings are inserted for convenience and do not affect the interpretation of this document.

      No provision or expression is to be construed against a party on the basis that the party (or its advisers) was responsible for the drafting of this document.

1.3   CONSIDERATION

      The Junior Creditor and Brightpoint acknowledges entering into this document in consideration of the Senior Creditor continuing to provide financial accommodation to or at the request of Brightpoint and for other valuable consideration. It is acknowledged and agreed that Junior Creditor will receive certain repayments from Brightpoint of the Junior Debt.

2.    Subordination

2.1   SUBORDINATION

      Subject to this document, during the Subordination Period the Junior Debt is subordinated to and ranks after the Senior Debt and, until the Senior Debt has been paid in full:

      (a) the Junior Debt will not be payable or repayable unless the payment or repayment is a Permitted Payment;

      (b)   Brightpoint must not:


                                                     Subordination deed | page 8

            (i) pay or permit payment of any Junior Debt owed by it, unless the payment is a Permitted Payment;

            (ii) unless it is a Permitted Payment, permit or assist the Junior Creditor to recover any Junior Debt owed to it;

            (iii) compromise or settle any claim or proceedings in relation to the Junior Debt; or

            (iv) purchase or acquire, directly or indirectly, any of the Junior Debt or any interest in, or option over, any of the Junior Debt, unless the purchase or acquisition is expressly permitted under the Transaction Documents; and

      (c)   the Junior Creditor must not:

            (i) accept payment of any Junior Debt owed to it, unless the payment is a Permitted Payment;

            (ii) demand payment of, sue for or take any other action to cause payment or acceleration of payment of the Junior Debt owed to it unless it is a Permitted Payment;

            (iii) take or be a party to any proceeding or action for the purpose of the appointment of an External Administrator in respect of or the Winding Up of Brightpoint; or

            (iv) exercise any right of set-off or combination of accounts in respect of Brightpoint.

2.2   RECEIPTS BY JUNIOR CREDITOR

      If, before the Senior Creditor has received payment of the Senior Debt due to it in full, the Junior Creditor receives any payment in cash or kind or recovers any amount (RECEIPT) in respect of the Junior Debt due to it which is not a Permitted Payment (including any Receipt on account of any acquisition of all or part of the Junior Debt):

      (a) the Junior Creditor will immediately deposit to the Controlled Account an amount (PAYMENT AMOUNT) equal to the lesser of:

            (i)   the Receipt; and

            (ii)  the amount required to satisfy the Senior Debt,

            towards the satisfaction of the Senior Debt and give notice to GE Capital of the deposit of the Payment Amount; and

      (b) to the extent that this does not create any Security Interest which would:

            (i)   breach any law or directive of any Public Authority; or

            (ii) require registration in order not to be void or voidable or unenforceable or ineffective against certain parties,

            the Payment Amount will be held for and on behalf of the Senior Creditor by the Junior Creditor and will be paid by the Junior Creditor in accordance with paragraph (a).

      Without limiting clause 2.1(c), any of the Junior Debt which is satisfied or discharged by way of set-off or combination of accounts is recovered by the Junior Creditor for the purposes of this paragraph.

2.3   NON-RETAINABLE RECEIPTS

      If any payment or other transaction relating to the Senior Debt is void, voidable, unenforceable or defective or is claimed to be so (each an AVOIDANCE OF PAYMENT) and that claim is upheld or settled then:


                                                     Subordination deed | page 9

      a) the liability of the parties under this document and each Power will be what it would have been but for the Avoidance of Payment; and

      (b) Brightpoint and the Junior Creditor must immediately execute all documents and do all other things reasonably necessary to restore the parties to the position they were in immediately before the Avoidance of Payment (including reinstating this document), even if a Creditor or Debtor knew or ought to have known that the payment or transaction was void, voidable, unenforceable or defective.

3.    Insolvency

3.1   WINDING UP PROCEEDINGS

      In any proceedings for the Winding Up of Brightpoint:

      (a) payment of the Junior Debt due by Brightpoint is conditional on the Senior Creditor having received payment of the Senior Debt due to it in full;

      (b) until the Senior Creditor has received payment of the Senior Debt due to it in full:

            (i) the Junior Creditor may not, except on request from the Senior Creditor, prove for any of the Junior Debt due to it; and

            (ii) the Junior Creditor will on request from the Senior Creditor prove for the whole of the Junior Debt due to it and will on proving immediately send a copy of its notice of proof to the Senior Creditor.

3.2   SENIOR CREDITOR'S POWERS ON INSOLVENCY EVENT

      If an Insolvency Event occurs in respect of Brightpoint, the Junior Creditor for valuable consideration authorises each of the Senior Creditor and its Authorised Officers to do any one or more of the following on the Junior Creditor's behalf and in the name of the Junior Creditor:

      (a) to represent the Junior Creditor and exercise all of its voting powers in respect of the Junior Debt at any meeting of creditors of Brightpoint;

      (b) to exercise any of the Junior Creditor's rights to accelerate and/or demand payment of the Junior Debt due to the Junior Creditor;

      (c) to claim, enforce and prove for the Junior Debt due to the Junior Creditor;

      (d) to file claims and proofs, give receipts and take all such proceedings and do all such things as the Senior Creditor sees fit to recover the Junior Debt due to the Junior Creditor;

      (e) to direct any External Administrator or other person distributing the assets of Brightpoint or their proceeds to make all payments and distributions in respect of the Junior Debt directly to the Senior Creditor;

      (f)   to receive all distributions on or in respect of the Junior Debt;
            and

      (g) to hold or deal with any receipt in respect of the Junior Debt in accordance with this document, including clause 2.2.

      The Junior Creditor must do all such things as are necessary to enable the Senior Creditor to exercise its powers under this clause, including by providing to the Senior Creditor on demand all proxy and other documents which the Senior Creditor considers necessary or desirable for that purpose.


                                                    Subordination deed | page 10

3.3   OBLIGATION TO ACT ON SENIOR CREDITOR'S INSTRUCTIONS

      The Junior Creditor must, if an Insolvency Event has occurred, do one or more of the things referred to in clause 3.2 if requested to do so by the Senior Creditor and may not do any of those things unless requested to do so by the Senior Creditor.

4.    Undertakings

4.1   BRIGHTPOINT'S UNDERTAKINGS

      Brightpoint must, unless the Senior Creditor otherwise consents:

      (a) (NO VARIATION OF JUNIOR DEBT) not novate, change or agree to a change in, terminate or rescind any document or agreement relating to the Junior Debt without the prior consent of the Senior Creditor (such consent not to be unreasonably withheld);

      (b) (NO GUARANTEES) not give or permit any of its Subsidiaries to give a Guarantee in respect of the Junior Debt owed by it;

      (c) (NO SECURITY INTERESTS) not grant or permit to be granted a Security Interest over its assets or the assets of any of its Subsidiaries in respect of the Junior Debt owed by it;

      (d)   (NO MERGER) not merge or consolidate with another entity;

      (e) (NO PREJUDICE TO SUBORDINATION) not take or omit to take any action whereby the Subordination may be prejudiced;

      (f) (NOTICE OF DEMAND) notify the Senior Creditor immediately it receives a demand for payment of any of the Junior Debt owed by it; and

      (g) (JUNIOR DEBT DOCUMENTS) promptly provide the Senior Creditor with copies of all documents evidencing the Junior Debt owed by it and any changes to or waivers in relation to any such documents; and

      (h)   (FINANCIAL INDEBTEDNESS) not:

            (i) incur any Financial Indebtedness other than Financial Indebtedness which is subordinated to the Senior Debt on terms satisfactory to the Senior Creditor; or

            (ii)  repay any of the following Financial Indebtedness:

4.2   JUNIOR CREDITOR'S UNDERTAKINGS

      The Junior Creditor must, unless the Senior Creditor otherwise consents:

      (a) (VARIATION OF JUNIOR DEBT) not novate, change or agree to a change in, terminate or rescind any document or agreement relating to the Junior Debt without the prior consent of the Senior Creditor (such consent not to be unreasonably withheld);

      (b) (NO ASSIGNMENT) not assign or dispose of the Junior Debt owed to it or any interest in it without the prior written consent of the Senior Creditor;

      (c) (NO GUARANTEES) not accept or allow any of its Subsidiaries to accept the benefit of a Guarantee in respect of the Junior Debt owed to it;

      (d) (NO SECURITY INTERESTS) not take or permit, or allow any of its Subsidiaries to take or permit, to exist a Security Interest in respect of or over the Junior Debt owed to it;

      (e) (NO FINANCIAL INDEBTEDNESS) not accept any deposit, other than a Permitted Payment, from or on behalf of Brightpoint or otherwise incur or assume any Financial Indebtedness to Brightpoint;


                                                    Subordination deed | page 11

      (f) (VOTING POWER) exercise any voting power it has as shareholder of Brightpoint to ensure that Brightpoint does not breach its obligations under this document;

      (g) (ENSURE COMPLIANCE) use its best efforts to ensure that Brightpoint does not breach its obligations under this document;

      (h) (NOTICES TO SENIOR CREDITOR) notify the Senior Creditor of any Event of Default in respect of the Junior Debt owed to it; and

      (i) (JUNIOR DEBT DOCUMENTS) promptly provide the Senior Creditor with copies of all documents evidencing the Junior Debt owed to it and any changes to or waivers in relation to any such documents.

4.3   PAYMENTS AND RECEIPTS IN FOREIGN CURRENCY

      If for any reason the Senior Creditor receives or recovers any amount (PAID AMOUNT) under or in relation to this document in a currency other than Australian dollars, the amount which the Senior Creditor will be taken to have received or recovered for the purposes of this document will be the Australian dollar amount to which the Senior Creditor could have converted the Paid Amount, in accordance with its normal procedures, at the time of the receipt or recovery less the costs of the conversion.

5.    Permitted Payments

5.1   PAYMENT OF INTEREST AND CLOSING DATE PAYMENT

      So long as:

      (a)   no Event of Default has occurred; and

      (b) neither Brightpoint nor the Junior Creditor is in breach of the provisions of this document,

      Brightpoint may from time to time pay, and the Junior Creditor may receive and retain:

            (i)   the Closing Date Payment; and

            (ii) from time to time payment of interest on the Junior Debt at the rate specified in the Revolving Credit Facility Agreement.

5.2   REPAYMENT OF LOAN

      Brightpoint may make a repayment of principal on the Junior Debt provided that:

      (a) no Event of Default has occurred under any Transaction Document or will occur as a result of the payment being made; and

      (b) Excess Availability under the Facility Agreement will be no less than 10% of the Availability Limit after such payment or repayment is made.

6.    Representations and warranties

      Each of the Junior Creditor, Brightpoint and the Senior Creditor represents and warrants that:

      (a)   (REGISTRATION) it is properly constituted and validly exists;

      (b) (POWER) it has the power and the right to carry on its business and to enter into and exercise its rights and perform its obligations under this document;

      (c) (CORPORATE AUTHORISATION) it has taken the necessary corporate action to authorise its entry into and performance of this document;


                                                    Subordination deed | page 12

      (d) (VALID AND BINDING) this document is (subject to its stamping and registration, where applicable, and to the laws of equity and the laws affecting creditors' rights generally) valid, binding and enforceable against it in accordance with its terms;

      (e) (CONFLICTS) its execution and performance of this document and will not:

            (i) conflict with or violate any law, judgment, ruling, order, document or agreement that binds it (including its constituent documents);

            (ii) result in a Security Interest being created on, or crystallising over, any of its assets; or

            (iii) result in a default under any agreement relating to any of its
                  Financial Indebtedness;

      (f) (AUTHORISATIONS OBTAINED) each Authorisation which is necessary for the execution, delivery or performance by it, or the validity or enforceability, of this documents against it has been obtained and is in full force and effect;

      (g) (SOLVENCY) it is solvent and there are reasonable grounds to expect that, on execution of this document, it will continue to be able to pay all its debts as and when they become due and payable.

7.    Power of Attorney

7.1   APPOINTMENT AND POWERS

      The Junior Creditor and Brightpoint (APPOINTOR) for valuable consideration appoints the Senior Creditor and each Authorised Officer of the Senior Creditor separately as its attorney to do any one or more of the following on the Appointor's behalf and in the name of the Appointor or the attorney on the occurrence of an Event of Default:

      (a) anything which the Appointor must do under this document or under law in connection with this document;

      (b) anything which, in the opinion of the attorney, gives effect to a Power or its exercise;

      (c) anything which the attorney considers necessary or expedient for giving effect to or perfecting this document; and

      (d) anything which the attorney is expressly empowered to do under this document on behalf of the Appointor,

      including executing any documents, and the Appointor agrees to ratify anything done by an attorney under this power of attorney.

7.2   ATTORNEY MAY DELEGATE POWERS

      An attorney appointed under this document may delegate its powers (including the power to delegate) to any person for any period and may revoke the delegation.

7.3   PURPOSE

      The power of attorney created under this clause is irrevocable and is granted to secure the performance by each Appointor of the Appointor's obligations under this document.


                                                    Subordination deed | page 13

8.    Notices and demands

8.1   HOW GIVEN

      (a) Subject to paragraph (b), a notice, request, demand, approval, consent or other communication (NOTICE) given by a party in connection with this document:

            (i) must be given by the party or an Authorised Officer of the party or, in the case of a Notice given by the Senior Creditor, may be given by a solicitor or other lawyer acting for the Senior Creditor;

            (ii)  must be in writing and in English;

            (iii) must be directed to the recipient's address (by hand delivery or prepaid post) or facsimile number specified in the notice details for that party in this document.

      (b) Paragraph (a) does not limit any method of giving notices or serving demands provided for by statute or in another Transaction Document to which the recipient is party.

8.2   VALIDITY

      A Notice is validly given even if:

      (a) Brightpoint or the Junior Creditor has been Wound Up or Brightpoint or the Junior Creditor is absent from the place the Notice is left at, or delivered or sent to; or

      (b)   the Notice is returned unclaimed.

8.3   EFFECT

      Unless a later time is specified in it, a Notice takes effect from the time it is received.

8.4   DEEMED RECEIPT

      A Notice is taken to be received:

      (a) in the case of a posted Notice, on the third Business Day after posting for domestic mail and seventh Business Day after posting for international mail; and

      (b) in the case of facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient, but if the delivery or receipt is on a day which is not a business day in the place of delivery or receipt or is after 4.00pm (addressee's time), it is taken to be received at the commencement of business on the next day which is a business day in that place.

9.    Preservation of Senior Creditor's rights

9.1   CONTINUING SUBORDINATION

      The Subordination applies to the present and future balance of the Senior Debt and Junior Debt, is a continuing subordination and is not discharged by the payment of any of the Debt, the settlement of any account or anything else. The Subordination is irrevocable and continues until the expiry of the Subordination Period. The Senior Creditor may release Brightpoint and any of the Junior Debt from the Subordination without the consent of the Junior Creditor.


                                                    Subordination deed | page 14

9.2   SUBORDINATION UNCONDITIONAL

      Neither the Subordination nor Brightpoint's or the Junior Creditor's liability under this document is adversely affected by anything which would otherwise prejudice the Subordination or reduce or discharge the liability of Brightpoint or Junior Creditor, including:

      (a) a Creditor granting time or any other indulgence or concession to Brightpoint or any other person;

      (b) a Creditor increasing the amount of, opening further accounts in connection with or otherwise varying the type or terms of, financial accommodation provided to Brightpoint or any other person;

      (c) any transaction or agreement, or variation, novation or assignment of a transaction or agreement between a Creditor and Brightpoint or any other person;

      (d) the Insolvency of Brightpoint, a Junior Creditor or any other person, or a Creditor becoming a party to or bound by any Insolvency;

      (e) any judgment or order being obtained or made against Brightpoint or any other person or Brightpoint or other person's conduct of any proceedings;

      (f) an obligation of Brightpoint or a provision of a Transaction Document being void, voidable, unenforceable, defective, released, waived, impaired, novated, enforced or impossible or illegal to perform;

      (g) the whole or partial discharge or release of, or the granting of, a Security Interest or Guarantee in relation to the Debt;

      (h) any of the Senior Debt or Junior Debt not being recoverable or the liability of Brightpoint or any other person to a Creditor ceasing (including as a result of a release or discharge by the Creditor or by law);

      (i) the failure of Brightpoint or any other person to execute any Transaction Document;

      (j) the Senior Creditor taking or failing to take a Security Interest or Guarantee in connection with the Senior Debt;

      (k) the failure by the Senior Creditor to give any notice to a Junior Creditor, including of a default by Brightpoint or any other person;

      (l) a Creditor exercising or not exercising its rights (including any right to elect to terminate a contract) under any document or at law against Brightpoint or any other person;

      (m) any default, misrepresentation, negligence, breach of contract, misconduct, acquiescence, delay, waiver, mistake, failure to give notice or other action or inaction of any kind (whether or not prejudicial to Brightpoint or Junior Creditor) by a Creditor or any other person;

      (n) any change to, or in the membership of, any partnership, joint venture or association; or

      (o) any property the subject of a Security Interest held as security for the Senior Debt being destroyed, forfeited, extinguished, surrendered or resumed,

      whether or not Brightpoint or a Creditor is aware of it or consents to it and despite any legal rule to the contrary.

9.3   NO COMPETITION

      The Junior Creditor may not (either directly or indirectly) during the Subordination Period:


                                                    Subordination deed | page 15

      (a) claim or exercise a right of subrogation or a right of contribution or claim the benefit of a Security Interest or Guarantee held by or on behalf of the Senior Creditor in relation to the Senior Debt; or

      (b) take any steps to enforce a right or claim against Brightpoint in respect of any payment to or benefit received by the Senior Creditor under this document.

9.4   PRESERVATION

      (a) The fact that the Senior Creditor exercises, does not exercise, or delays the exercise of, any Power does not affect, or constitute a representation in relation to, the Power or any other Power.

      (b) Without limiting paragraph (a), the fact that the Senior Creditor exercises a Power does not prevent the Senior Creditor from exercising that Power again.

      (c) Unless expressly provided in a Transaction Document, no Power nor any Transaction Document merges in, adversely affects or is adversely affected by any other Power or Transaction Document or any Security Interest, judgment or remedy which the Senior Creditor (or anyone claiming through it) may have or obtain.

9.5   NO OBLIGATION TO EXERCISE RIGHTS OR GIVE CONSENT

      Except as set out in this agreement, the Senior Creditor may:

      (a)   exercise or not exercise any Power;

      (b)   give or not give its consent; and

      (c)   make or not make a decision,

      under a Transaction Document in its absolute discretion unless a Transaction Document expressly provides otherwise. The Senior Creditor must give reasons to the Junior Creditor for any of its actions or inactions covered by this clause. A consent given by the Senior Creditor subject to conditions does not take effect until the conditions are complied with to the satisfaction of the Senior Creditor.

9.6   POWERS

      (a) The Senior Creditor's Powers provided by the Transaction Documents are cumulative and not exclusive of any other rights, powers, discretions or remedies provided by law.

      (b) Where a Power under the Transaction Documents is inconsistent with a Power at law, the Transaction Documents prevail to the extent permitted by law. A Power at law is not inconsistent with the Transaction Documents merely because it is more extensive than a similar Power in the Transaction Documents or because there is no similar Power in the Transaction Documents.

9.7   CHOICE OF SECURITIES AND GUARANTEES

      The Senior Creditor need not resort to any Security Interest, Guarantee or any other Power before resorting to any other of them.

9.8   INDEMNITIES GENERALLY

      (a)   Each indemnity given to the Senior Creditor in the Transaction
            Documents:

            (i)   is absolute and unconditional;

            (ii) is a continuing obligation despite any settlement of account or the occurrence of any other thing;


                                                    Subordination deed | page 16

            (iii) must be discharged without set-off, deduction, abatement, counterclaim, suspension or deferment;

            (iv) constitutes a separate and independent obligation of the party giving the indemnity from its other obligations under the Transaction Documents; and

            (v)   survives termination of any Transaction Document.

      (b) It is not necessary for the Senior Creditor to incur an expense or make a payment before enforcing a right of indemnity conferred by a Transaction Document.

9.9   CONSENT AND WAIVERS

      A consent or waiver by the Senior Creditor is effective only if in writing.

10.   Other provisions

10.1  PERPETUITY PERIOD

      The perpetuity period for any trust in this document is 80 years or the Subordination Period, whichever is shorter.

10.2  PROTECTION OF CREDITOR AND ATTORNEY

      To the extent permitted by law, neither the Senior Creditor nor any Attorney is liable in relation to any act or omission on its part in the exercise or non-exercise of any Power (including any negligence or breach of duty) nor for any resulting Loss, except where the Senior Creditor or Attorney has been reckless or fraudulent.

10.3  NOTIFICATION FROM BRIGHTPOINT OR JUNIOR CREDITOR

      If Brightpoint or the Junior Creditor is required under this document to notify the Senior Creditor about anything, it must do so in writing.

10.4  SENIOR CREDITOR MAY SET OFF

      Without any demand or notice, the Senior Creditor may, if an Event of Default is subsisting, set off and apply indebtedness it owes to the Junior Creditor (whatever the currency) against any money owing to it by the Junior Creditor under any Transaction Document:

      (a) whether the amount owed by the Senior Creditor or the Junior Creditor is owed by it alone or with any other person; and

      (b) whether or not the amount owed by the Senior Creditor or the Junior Creditor is immediately payable.

      The Junior Creditor irrevocably authorises the Senior Creditor to do anything necessary (including to sign any document and effect appropriate currency exchanges) for that purpose.

10.5  JUNIOR CREDITOR MAY NOT SET OFF

      The Junior Creditor may not (either directly or indirectly) claim, exercise or attempt to exercise a right of set-off or counterclaim against the Senior Creditor (whether the right is the Junior Creditor's or any other person's) or any other right which might have the effect of reducing the amount payable by the Junior Creditor under this document.

10.6 NOTICES OR DEMANDS AS EVIDENCE

      A notice or certificate from or demand by the Senior Creditor:

      (a) that a specified sum of money is owing or payable under a Transaction Document;


                                                    Subordination deed | page 17

      (b)   that an Event of Default has occurred; or

      (c) any other fact or determination relevant to the rights or obligations of the Senior Creditor, the Junior Creditor or Brightpoint under a Transaction Document,

      is taken to be prima facie evidence that that sum is owing or payable unless the contrary is proved.

10.7  SEVERABILITY

      (a) A construction of this document that results in all provisions being enforceable and effective is to be preferred to a construction that does not.

      (b) If, despite the application of paragraph (a), a provision of this document is illegal, unenforceable or ineffective, then the provision will be inoperative, but only to the extent to which, and during such time as, it is illegal, unenforceable or ineffective and the remainder of this document will continue in force.

      (c) To the extent permitted by law, Brightpoint and the Junior Creditor will use its best endeavours (including by obtaining any necessary Authorisation) to include within the scope of clause 2 any obligation which is within the scope of the definition of Debt but with respect to which that clause is deemed inoperative under paragraph (b).

10.8  VARIATION OF AGREEMENT

      A variation of this document must be in writing and signed by or on behalf of each party to it.

10.9  AUTHORISED OFFICERS AND COMMUNICATIONS

      Brightpoint and Junior Creditor irrevocably authorises the Senior Creditor to rely on:

      (a) a certificate by any person purporting to be a director or secretary of Brightpoint or the Junior Creditor (as the case may be) as to the identity and signatures of its Authorised Officers. Brightpoint or the Junior Creditor (as the case may be) warrants that those persons have been authorised to give notices and communications under or in connection with this document; and

      (b) any notice or other document contemplated by this document which bears the purported signature (whether given by facsimile or otherwise) of an Authorised Officer of Brightpoint or the Junior Creditor (as the case may be).

10.10 SENIOR CREDITOR MAY ASSIGN RIGHTS

      (a) Subject to the Transaction Documents, the Senior Creditor may assign its rights under this document without the consent of Brightpoint or the Junior Creditor. If it does so, the Senior Debt will include all liabilities of Brightpoint to the assignee which are within the scope of the definition whether or not the liabilities arose or were contemplated before the date of the assignment.

      (b) Subject to the Transaction Documents, the Senior Creditor may disclose to a potential assignee any confidential information provided to the Senior Creditor by Brightpoint or the Junior Creditor.

10.11 JUNIOR CREDITOR MAY NOT ASSIGN RIGHTS

      A Junior Creditor may not assign its rights under this document.

10.12 GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS

      (a)   This document is governed by the laws of New South Wales.

      (b) Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales. Each party waives any right it has to object to an action


                                                    Subordination deed | page 18
            being brought in those courts, including by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

      (c) Without preventing any other mode of service, any document in an action or process may be served on any party by being delivered to or left for that party at its address for service of notices under this document.

      (d) The Junior Creditor appoints Brightpoint as its agent to accept service of process under or in connection with this document. Brightpoint accepts this appointment.

10.13 ATTORNEYS

      Each attorney signing this document under a power of attorney certifies, by the attorney's signature, that the attorney has no notice of the revocation of the power of attorney.

10.14 COUNTERPARTS

      This document may be executed in any number of counterparts.


                                                    Subordination deed | page 19

Signing page

EXECUTED as a deed.


EXECUTED by
BRIGHTPOINT AUSTRALIA PTY LIMITED

/s/ R. B. Thomlinson                  /s/ Paul A. Ringrose
-------------------------------       ------------------------------------------
Signature of director                 Signature of director/company secretary
                                      (Please delete as applicable)

R.B. Thomlinson                       Paul A. Ringrose
-------------------------------       ------------------------------------------
Name of director (print)              Name of director/company secretary (print)


EXECUTED by
BRIGHTPOINT HOLDINGS B.V.

/s/ D.J.C. Niezing
/s/ Y.M Theuns
-------------------------------       ------------------------------------------
Signature of director                 Signature of director/company secretary
D.J.C Niezing                         (Please delete as applicable)
Y.M. Theuns
Mees Pierson Intertrust BV
-------------------------------       ------------------------------------------
Name of director (print)              Name of director/company secretary (print)


SIGNED by Brett Manwaring
          David Thrift
as attorney for
GE CAPITAL FINANCE PTY LIMITED
under power of attorney
dated 27th August 1999
registered number
book number 4247 NO. 60
in the presence of

/s/ K. Foster                         /s/ Brett A. Manwaring
-------------------------------     --------------------------------------------
Signature of witness                  Signature of attorney

Katrina Foster
-------------------------------
Name of witness (print)


                                                    Subordination deed | page 20

================================================================================

                                                                   Exhibit 10.35

                           GE CAPITAL FINANCE PTY LTD

                        BRIGHTPOINT AUSTRALIA PTY LIMITED
                                (ACN 075 244 870)
                                    (COMPANY)

                   ADVANCED PORTABLE TECHNOLOGIES PTY LIMITED
                                (ACN 055 544 217)
                                   (GUARANTOR)

                              ---------------------

                              A$ FACILITY AGREEMENT

                              ---------------------

================================================================================

CONTENTS

    GENERAL TERMS..................................................................      9

    INTERPRETATION.................................................................      9

1.  THE FACILITY...................................................................      9

2.  USING THE FACILITY.............................................................     10

    DRAWINGS.......................................................................     10

    REQUESTING A DRAWING...........................................................     10

    EFFECT OF A DRAWDOWN NOTICE....................................................     10

    CONDITIONS TO FIRST DRAWING....................................................     10

    CONDITIONS TO ALL DRAWINGS.....................................................     11

    BENEFIT OF CONDITIONS..........................................................     11

    LETTERS OF CREDIT..............................................................     11

3.  AVAILABILITY LIMITS............................................................     11

4.  INTEREST.......................................................................     12

    INTERPRETATION.................................................................     12

    INTEREST CHARGES...............................................................     12

    INTEREST PAYMENT...............................................................     12

5.  PAYMENTS.......................................................................     12

    REPAYMENT......................................................................     12

    PREPAYMENT.....................................................................     12

    MANNER OF PAYMENT..............................................................     12

    PAYMENT APPLICATION............................................................     13

    CONVERSION OF CURRENCY.........................................................     13

    APPLICATION OF PAYMENTS........................................................     13

6.  CANCELLATION AND AGENCY........................................................     14

7.  FEES...........................................................................     15

    FEES...........................................................................     15

8.  LOAN ACCOUNT...................................................................     16

9.  WITHHOLDING TAX................................................................     16

    PAYMENTS TO GE CAPITAL.........................................................     16

10. COMPENSATION FOR CHANGED CIRCUMSTANCES.........................................     17

    COMPENSATION...................................................................     17

    CALCULATION IN REASONABLE DETAIL...............................................     17

    MITIGATION.....................................................................     17

11. ILLEGALITY OR IMPOSSIBILITY....................................................     18

    GE CAPITAL'S RIGHT TO SUSPEND OR CANCEL........................................     18

    EXTENT AND DURATION............................................................     18

    NOTICE REQUIRING REPAYMENT.....................................................     18

    FEES...........................................................................     18

12. REPRESENTATIONS AND WARRANTIES.................................................     19

    REPRESENTATIONS AND WARRANTIES.................................................     19

    CONTINUATION AND REPETITION OF REPRESENTATIONS AND WARRANTIES..................     24

13. UNDERTAKINGS...................................................................     24

    GENERAL UNDERTAKINGS...........................................................     24

    FINANCIAL UNDERTAKINGS.........................................................     27

    NEGATIVE COVENANTS.............................................................     27

    FINANCIAL REPORTING............................................................     30

    OTHER REPORTS..................................................................     31

    COMMUNICATIONS WITH THIRD PARTIES..............................................     32

14. OTHER RIGHTS OF GE CAPITAL.....................................................     32

15. EVENTS OF DEFAULT..............................................................     33

    EVENTS OF DEFAULT..............................................................     33

    CONSEQUENCES OF DEFAULT........................................................     35

16. COSTS AND INDEMNITIES..........................................................     35

    REIMBURSEMENT AND INDEMNITY....................................................     35

    OTHER LOSS.....................................................................     36

    ITEMS INCLUDED IN LOSS, LIABILITY AND COSTS....................................     37

    PAYMENT OF EMPLOYEES' LOSSES...................................................     37

    CURRENCY CONVERSION ON JUDGMENT DEBT...........................................     37

    CERTIFICATE BY GE CAPITAL......................................................     38

17. INTEREST ON OVERDUE AMOUNTS....................................................     38

    OBLIGATION TO PAY..............................................................     38

    COMPOUNDING....................................................................     38

    INTEREST FOLLOWING JUDGMENT....................................................     38

18. GUARANTEE AND INDEMNITY........................................................     38

    REQUEST AND CONSIDERATION......................................................     38

19. ATTORNEY.......................................................................     39

    APPOINTMENT OF ATTORNEY........................................................     39

    ATTORNEYS' POWERS..............................................................     39

    APPLICATION OF INSOLVENCY DIVIDENDS............................................     39

    RIGHT OF PROOF LIMITED.........................................................     39

20. DEALING WITH INTERESTS.........................................................     39

    NO DEALING BY COMPANY..........................................................     39

    DEALINGS BY GE CAPITAL.........................................................     40

    NO SET-OFF AGAINST ASSIGNEES...................................................     40

21. NOTICES........................................................................     40

    FORM...........................................................................     40

    DELIVERY.......................................................................     40

    WHEN EFFECTIVE.................................................................     40

    DEEMED RECEIPT - POSTAL........................................................     40

    DEEMED RECEIPT - FACSIMILE.....................................................     41

22. GENERAL........................................................................     41

    SET-OFF........................................................................     41

    SUSPENSE ACCOUNT...............................................................     41

    CERTIFICATES...................................................................     41

    PROMPT PERFORMANCE.............................................................     41

    DISCRETION IN EXERCISING RIGHTS................................................     41

    CONSENTS.......................................................................     41

    PARTIAL EXERCISING OF RIGHTS...................................................     41

    NO LIABILITY FOR LOSS..........................................................     42

    CONFLICT OF INTEREST...........................................................     42

    REMEDIES CUMULATIVE............................................................     42

    RIGHTS AND OBLIGATIONS ARE UNAFFECTED..........................................     42

    INDEMNITIES....................................................................     42

    VARIATION AND WAIVER...........................................................     42

    CONFIDENTIALITY................................................................     42

    FURTHER STEPS..................................................................     43

    INCONSISTENT LAW...............................................................     43

    SUPERVENING LEGISLATION........................................................     43

    TIME OF THE ESSENCE............................................................     43

    APPLICABLE LAW.................................................................     43

    SERVING DOCUMENTS..............................................................     43

    ADVERTISING....................................................................     43

    COUNTERPARTS...................................................................     44

    SEVERANCE......................................................................     44

23. INTERPRETATION.................................................................     44

    MEANINGS.......................................................................     44

    REFERENCES TO CERTAIN GENERAL TERMS............................................     57

    NUMBER.........................................................................     58

    HEADINGS.......................................................................     58

SCHEDULE 1 - CONDITIONS PRECEDENT (CLAUSE 2.4).....................................     59

SCHEDULE 2 - INITIAL DRAWDOWN NOTICE (CLAUSE 2.2)..................................     63

SCHEDULE 3 - BORROWING BASE CERTIFICATE............................................     64

SCHEDULE 4 - EXCLUSIONARY CRITERIA.................................................     65

SCHEDULE 5 - LETTERS OF CREDIT (CLAUSE 2.11).......................................     68

       REQUESTING A LETTER OF CREDIT...............................................     68

       LETTER OF CREDIT FACILITY LIMIT.............................................     68

       EFFECT OF A LETTER OF CREDIT APPLICATION....................................     68

       CONDITIONS PRECEDENT TO ISSUE OF AN LC......................................     68

       PAYMENT OF AN LC............................................................     69

SCHEDULE 6 - DISCLOSURES...........................................................     71

SCHEDULE 7 - GUARANTEE AND INDEMNITY (CLAUSE 18.1).................................     72

       GUARANTEE...................................................................     72

       NATURE OF GUARANTEE.........................................................     72

       INDEMNITY...................................................................     72

       REINSTATEMENT OF RIGHTS.....................................................     72

       RIGHTS OF GE CAPITAL ARE PROTECTED..........................................     73

       NO MERGER...................................................................     73

       EXTENT OF GUARANTOR'S OBLIGATIONS...........................................     74

       GUARANTOR'S RIGHTS ARE SUSPENDED............................................     74

       CROSS GUARANTEE.............................................................     75

SCHEDULE 8A - MASTER AGREEMENT FOR DOCUMENTARY LETTERS OF CREDIT...................     76

SIGNING PAGE.......................................................................     83

GE CAPITAL FINANCE PTY LTD (ACN 075 554 175)
A$ FACILITY AGREEMENT

PARTIES

GE CAPITAL:

GE CAPITAL FINANCE PTY LIMITED ACN 075 554 175
Level 13, 255 George Street, Sydney NSW 2000
Facsimile No:  02 8249 3783

COMPANY:

BRIGHTPOINT AUSTRALIA PTY LIMITED ACN 075 244 870
1/9 Rodborough Road, Frenchs Forest NSW 2086
Facsimile No:  02 8977 5071

GUARANTOR:

ADVANCED PORTABLE TECHNOLOGIES PTY LIMITED ACN 055 544 217
1/9 Rodborough Rd, Frenchs Forest NSW  2086
Facsimile No: 02 8977 5071


                               Page 6 of 84 Pages

DETAILS

FACILITY                DESCRIPTION:

                        Revolving credit facility, including a letter of credit sub-facility and the receivables facility.

                        FACILITY LIMIT:

                        A$50,000,000

                        LETTER OF CREDIT FACILITY LIMIT:

                        A$15,000,000 as a sub-limit of the facility limit.

                        MATURITY DATE:

                        3 years from the date of this agreement.

                        INTEREST RATE:

                        Index rate plus 2.9%.

                        PURPOSE:

                        Working capital, refinancing existing working capital indebtedness and repaying (in part or full) the treasury facility provided by the treasury centre.

FEES                    CLOSING FEE:

                        A$300,000 - see clause 7.1 (a).

                        UNUSED LINE FEE:

                        0.3% per annum on that part of the facility limit that is unused - see clause 7.1(b).

                        STANDBY LETTER OF CREDIT FEE:

                        2.9% per annum on the face value amount of standby letters of credit issued (calculated on the basis of a 360-day year and actual days elapsed) payable monthly in arrears - see clause 7.1(d).

                        TRADE LETTER OF CREDIT ISSUANCE FEE:

                        1.0% flat for each six month validity (or part thereof) on the face value amount of trade letters of credit, payable at the end of the month in which the trade letters of credit are issued (subject to a minimum fee of A$100), plus any charges assessed by the issuing bank
                        - see clause


                               Page 7 of 84 Pages

                        7.1(e).

                        TRADE LETTERS OF CREDIT AMENDMENT FEE:

                        An amendment fee of 1.0% flat (subject to a minimum fee of A$100) for any amendment to any trade letters of credit in which:

                        (a) there is an increase or decrease in the face value amount; or

                        (b) the expiry date is extended beyond any six month validity,

                        on the increase in face value amount - see clause
                        7.1(f).

                        All other amendments would attract an amendment fee of A$100, payable at the end of the month in which the amendments are made, plus any charges assessed by the issuing bank.

                        TERM LETTER OF CREDIT FEE:

                        2.9% per annum (calculated on the basis of a 360-day year and actual days elapsed) on the face value amount of any drawing under a term letter of credit, calculated from the date of GE Capital's acceptance of the drawing until the required maturity payment date - see clause 7.1(g).

                        FIELD EXAMINATION FEE:

                        A$900.00 per person, per day for each field examination
                        - see clause 7.1(c).

                        EARLY TERMINATION FEE:

                        (a) 2% of the facility limit if the facility is cancelled or terminated before the first anniversary of the date of this agreement; and

                        (b) 1% of the facility limit if the facility is cancelled or terminated after the first anniversary of the date of this agreement but before the second anniversary; and

                        (c) 0.5% of the facility limit if the facility is cancelled or terminated after the second anniversary of the date of this agreement but before the third anniversary.


                               Page 8 of 84 Pages

GENERAL TERMS

INTERPRETATION

Definitions of terms printed like this are at the end of these General Terms before the Schedules.

1.    THE FACILITY

PROVISION OF THE FACILITY

1.1 GE Capital agrees to provide the company with the facility (including the receivables facility) in Australian Dollars of an amount not exceeding the facility limit. The facility limit is an overall collective limit which includes the receivables facility and the letter of credit facility.

RECEIVABLES FACILITY

1.2 The Company may make offers to sell its debts to GE Capital and GE Capital may purchase the debts from the company together with all incidental rights, benefits and remedies attaching to the debts. The offers to sell its debts made by the company to GE Capital must be in a form stipulated by GE Capital from time to time and must contain the information required by GE Capital. The offer of sale must identify the debts offered for sale by reference to the date, the debtor, the amount of the debt and the invoice number or other reference for each of the debts.

1.3   The consideration for the purchase of the debts is the sale price.

1.4 GE Capital may only accept an offer of sale by payment of the sale price to the Company in the manner set out in clause 1.5.

1.5 If GE Capital wishes to purchase the debts contained in an offer of sale, GE Capital will pay the company for the debts by crediting the sale account with the sale price. Title to the assigned debts passes to GE Capital on the purchase date.

1.6 Any offer of sale made by the company shall not be capable of acceptance by GE Capital in writing.

1.7 The right, title and interest of the company in, to and under the debts passes to GE Capital free from all encumbrances upon acceptance of an offer of sale.

1.8 Within 14 days of the acceptance of an offer of sale, the company shall deliver to GE Capital if requested by GE Capital a copy of the company's invoices relating to the debts together with the terms and conditions of each of the debts.


                               Page 9 of 84 Pages

2.    USING THE FACILITY

DRAWINGS

2.1 The company need not use the facility. However, if the company wants to use the facility, including by drawing on the funds from the sale account, it may do so by one or more drawings.

REQUESTING A DRAWING

2.2   (a)   If the company wants to make a drawing, including by drawing on the funds from the sale account, the company agrees to give a drawdown notice signed by an authorised officer of the company to GE Capital by noon on the business day it wants the drawing and GE Capital agrees to compare the signature of the authorised officer on the drawdown notice against the specimen signature certificate provided to it.

      (b) GE Capital agrees to use its best endeavours to make available a drawing if the drawdown notice is received after noon on the business day the company wants the drawing.

EFFECT OF A DRAWDOWN NOTICE

2.3 A drawdown notice is effective when GE Capital actually receives it in legible form. An effective drawdown notice is irrevocable.

CONDITIONS TO FIRST DRAWING

2.4   Before the company requests the first drawing, the company must:

      (a) ensure that GE Capital receives every item listed in Schedule 1 in form and substance satisfactory to GE Capital; and

      (b) ensure that GE Capital receives all other documents required by GE Capital to verify the items in Schedule 1 in form and substance satisfactory to GE Capital.

      (c) ensure that the information contained in all transaction documents is true, complete and not misleading or deceptive and discloses all material matters to GE Capital. Before GE Capital is obliged to provide any financial accommodation, it must be satisfied as to those matters. GE Capital is entitled to rely on the items in
            Schedule 1 and the information contained in them without further enquiry.

2.5 Any transaction document required to be certified must be certified by a secretary or a director of the relevant entity as being true, complete as at the time of certification and at the date of this agreement.

2.6 GE Capital agrees to notify the company in writing as soon as practicable but in any event, no later than two business days after GE Capital is satisfied that the conditions to first drawing are satisfied.


                              Page 10 of 84 Pages

CONDITIONS TO ALL DRAWINGS

2.7 GE Capital need not provide any financial accommodation including allowing any drawdown of funds from the sale account unless:

      (a) it is to be provided or the debts are to be sold prior to the maturity date set out in the Details; and

      (b) GE Capital is satisfied that providing the drawing or the purchase of the debts (as the case may be) will not result in a breach of clause 3.1; and

      (c)   GE Capital has received a drawdown notice in respect of it; and

      (d) GE Capital is satisfied that the representations and warranties in clause 12 ("Representations and warranties") and the statements in the drawdown notice are true, complete and not misleading at the date of the drawdown notice and at the drawdown date; and

      (e) in the case of the receivables facility, GE Capital has received an offer of sale in respect of the debts and the statements in the offer of sale are correct at the purchase date; and

      (f) GE Capital is satisfied that no event of default has occurred and subsists (other than one which has either been waived by GE Capital or remedied) and no event of default would result from the provision of the financial accommodation.

BENEFIT OF CONDITIONS

2.8 Each condition precedent to drawing is for the sole benefit of GE Capital and may be waived or modified by GE Capital.

LETTERS OF CREDIT

2.9 The provisions set out in Schedule 5 and Schedule 8A apply in relation to letters of credit provided or to be provided under this agreement. The obligors agree to comply with the provisions set out in those Schedules.

3.    AVAILABILITY LIMITS

3.1 The total of the current drawings and the letter of credit liability at any time must not exceed the lesser of:

      (a)   the facility limit; or

      (b)   the aggregate borrowing base at that time.

3.2 If the total of the current drawings and letter of credit liability exceeds the limits set out in clause 3.1, the company agrees to immediately repay to GE Capital so much of the current drawings or cancel or repay a letter of credit equal to the excess of the limits set out in clause 3.1.


                              Page 11 of 84 Pages

4.    INTEREST

INTERPRETATION

4.1 In this clause 4, references to the company in respect of a current drawing are references to the company in whose name the current drawing is made.

INTEREST CHARGES

4.2 The company agrees to pay interest on the daily balance of each current drawing. The interest charge for each day is calculated by applying the interest rate to the daily balance of the current drawing on the basis of a 360 day year. The interest rate for any day will be determined on the first business day of the calendar month in which the day falls.

INTEREST PAYMENT

4.3 On each interest payment date the company agrees to pay GE Capital the interest which has accrued from and including the first day of the calendar month of the preceding month up to and including the last day of that calendar month.

5.    PAYMENTS

REPAYMENT

5.1 The company agrees to pay to GE Capital all money received by and for it or on its behalf on account of the assigned debts and all other cash receipts, by way of deposit into a controlled account. To the extent not already paid, the company agrees to repay to GE Capital the total of the current drawings and the total letter of credit liability and the recourse amount on the maturity date.

PREPAYMENT

5.2   The company may prepay, without penalty or premium (but subject to clause
      7) a current drawing at any time and from time to time. The facility limit is not reduced by the amounts prepaid under this clause 5.2.

MANNER OF PAYMENT

5.3 The obligor agrees to make payments under each transaction document to GE Capital on the due date (or, if that is not a business day, on the next business day) in Australian dollars in immediately available funds without set-off or counterclaim and without any deduction in respect of taxes (unless prohibited by law) into the account nominated by GE Capital. The obligor satisfies a payment obligation only when GE Capital receives the amount.


                              Page 12 of 84 Pages

PAYMENT APPLICATION

5.4 A payment under a transaction document will be applied by GE Capital on the same business day after it is actually received by GE Capital in the account nominated by GE Capital only for the purpose of calculating interest.

CONVERSION OF CURRENCY

5.5 All payments by the obligors under this agreement must be made in Australian dollars. If GE Capital receives an amount in a currency other than Australian dollars:

      (a) it may convert the amount received into Australian dollars (even though it may be necessary to convert through a third currency to do
            so) on the day and at the rates (including spot rate, same day value rate or value tomorrow rate) as it considers appropriate (acting reasonably). It may deduct its usual costs in connection with the conversion in calculating the amount payable; and

      (b) the obligor satisfies its obligation to pay in Australian dollars only to the extent of the amount of Australian dollars obtained from the conversion after deducting the costs of the conversion.

5.6 Where GE Capital is obliged to make a payment under this agreement in a currency other than Australian dollars, the obligor must reimburse GE Capital for that payment in Australian dollars unless GE Capital specifies otherwise. For the purpose of calculating the amount payable in Australian dollars, GE Capital may:

      (a) convert the amount payable into Australian dollars (even though it may be necessary to convert through a third currency to do so) on the day and at the rates (including spot rate, same day value rate or value tomorrow rate) as it considers appropriate (acting reasonably). It may add its usual costs in connection with the conversion in calculating the amount payable; and

      (b) the obligor satisfies its obligation to make any payment under this agreement only to the extent that the moneys received by GE Capital are sufficient to pay the liability in the other currency including the costs of the conversion to that currency.

APPLICATION OF PAYMENTS

5.7 GE Capital will apply amounts paid by the obligor or on its behalf and/or to GE Capital from any controlled account, towards:

      (a) satisfying obligations under the transaction documents in the manner GE Capital sees fit, unless the transaction documents expressly provide otherwise; and

      (b) satisfying any money owed by the obligor to any related entity of GE Capital.

5.8 If there are no current drawings, no letter of credit liabilities and no money payable or to become payable in the future by the obligor to GE Capital or any of its related entities, GE Capital will at the written direction of the company, apply amounts paid by the obligor or on its behalf to an account of the company nominated by the company.


                              Page 13 of 84 Pages

5.9 Once the facility has terminated (either through the effluxion of time or otherwise) and all current drawings and other money due and owing to GE Capital have been repaid, GE Capital will promptly direct the bank that maintains the blocked account to transfer any credit balance in the blocked account to an account nominated by the company.

5.10 The company must repay to GE Capital on the date that one of the following events occurs (as reasonably determined by GE Capital) an amount calculated as the face value of each of the following assigned debts less any amount received by GE Capital in respect of those assigned debts:

      (a) each assigned debt that has not been paid in full on the recourse date;

      (b) each assigned debt where the debtor claims that it is not obliged to repay the assigned debt in whole or in part;

      (c) each assigned debt where the debtor claims a right of set-off or cross-claim against the company in respect of the assigned debt;

      (d) each assigned debt where the debtor is or may become insolvent in the reasonable business opinion of GE Capital;

      (e) each assigned debt which is uncollectable, unenforceable, invalid or may in the opinion of GE Capital be or become repayable to the debtor or any external administrator of the debtor for any reason; and

      (f)   each assigned debt that is not an eligible account.

5.11 GE Capital must transfer title to the company of assigned debts after termination of this agreement provided that no money is owing to GE Capital by the debtor, or might become owing in the future in GE Capital's reasonable business opinion.

6.    CANCELLATION AND AGENCY

6.1 The company may cancel or terminate the facility. It may do this if the company gives GE Capital at least 20 business days notice in writing. Once given, the notice is irrevocable. When the cancellation or termination takes effect, the total of the current drawings and all other amounts payable or to become payable in the future under the transaction documents are immediately due and payable including without limitation the early termination fee.

6.2 GE Capital appoints the company as its agent in respect of all assigned debts including, without limitation, to collect and pursue recovery of all assigned debts at the expense of the company.

6.3 The company must collect and receive all money and proceeds paid in respect of assigned debts and must pay all money and proceeds generated by the assigned debts into the controlled account on the day of receipt without set-off or counterclaim and without any deduction in respect of taxes unless prohibited by law.

6.4 The company must deal with the money and proceeds of assigned debts deposited to the controlled account in accordance with GE Capital's instructions. All money and proceeds of assigned debts received by the company are to be held on trust for GE


                              Page 14 of 84 Pages

      Capital and must not be mixed with moneys of the company or paid into any account other than the controlled account.

6.5 If, after an event of default occurs and for so long as it subsists, the company must direct all debtors to send payments of money owing for assigned debts to any address nominated by GE Capital and must endorse on all invoices, statements and other requests for payment in respect of any assigned debts a direction to send payment in accordance with any direction of GE Capital.

6.6 The company must not allow any set-off, release or write-off to occur or credit note to be issued in relation to any assigned debt unless, in accordance with the company's existing business practices with debtors or otherwise, in the company's reasonable business opinion this represents a proper monetary recognition of the amount which should be deducted from the assigned debt, or the company has obtained GE Capital's consent. The Company must not transfer, assign or encumber or purport to do so with any assigned debt.

6.7 This agency may be terminated by GE Capital at any time by notice in writing to the company and terminates automatically on termination of this agreement.

7.    FEES

FEES

7.1   The company agrees to pay GE Capital:

      (a)   the closing fee on the first drawdown date under this agreement;

      (b) the unused facility fee payable monthly in arrears on the first business day of each month and on the maturity date;

      (c) the field examination fee on completion of any field examination after the date of this agreement (to be completed no more than quarterly except in the case of an event of default), the amount of which will be notified by GE Capital to the company by way of debit from the company's loan account plus all out of pocket reasonable expenses incurred by GE Capital in conducting the field examination;

      (d) the standby letter of credit fee of 2.9% per annum on the face value amount of standby letters of credit issued payable monthly in arrears;

      (e) the trade letter of credit issuance fee of 1.0% flat for each six month validity (or part thereof) on the face value amount of trade letters of credit payable at the end of the month in which trade letters of credit are issued (subject to a minimum fee of A$100, plus any charges assessed by the issuing bank;

      (f) the trade letters of credit amendment fee as specified in the Details on the date of the amendment;

      (g) the term letter of credit fee of 2.9% per annum on the face value amount of any drawing under a term letter of credit payable monthly in arrears (calculated on the basis specified in the Details); and


                              Page 15 of 84 Pages

      (h) subject to the other terms of this agreement, the early termination fee on the date on which the facility is cancelled or terminated, (but only if the facility is cancelled or terminated prior to the maturity date) either voluntarily by the company or otherwise.

8.    LOAN ACCOUNT

8.1   GE Capital agrees to maintain a loan account on its books to record:

      (a)   all current drawings;

      (b)   all recourse amounts;

      (c) all other amounts due and payable by the obligor to GE Capital under the transaction documents including but not limited to interest, fees and amounts deemed to be current drawings;

      (d) all payments made by or on behalf of the company or by means of the blocked account agreement; and

      (e) all other debits and credits as provided for in the transaction documents.

      The balance in the loan account is prima facie evidence (absent error) of the amounts due and owing to GE Capital by the obligors. However, a failure to record or an error in recording does not limit or otherwise affect an obligor's obligations under the transaction documents.

8.2 GE Capital agrees to provide the company with a monthly statement of transactions for the facility. Unless the company notifies GE Capital of any objection to any item in that statement (specifically describing the basis for the objection), within 60 days after the date of the statement, each item in the statement is (absent obvious error) prima facie evidence of the correctness of the item.

9.    WITHHOLDING TAX

PAYMENTS TO GE CAPITAL

9.1 If a law requires the obligor to deduct an amount in respect of taxes from a payment under any transaction document such that GE Capital would not actually receive on the due date the full amount provided for under the transaction document, then:

      (a) the amount payable is increased so that, after making the deduction and further deductions applicable to additional amounts payable under this clause 9.1, GE Capital is entitled to receive (at the time the payment is due) the amount it would have received if no deductions had been required; and

      (b)   the obligor agrees to make the deductions; and

      (c) the obligor agrees to pay the amounts deducted to the relevant authority in accordance with applicable law and deliver the copies of receipts to GE Capital.


                              Page 16 of 84 Pages

10.   COMPENSATION FOR CHANGED CIRCUMSTANCES

COMPENSATION

10.1 The company agrees to compensate GE Capital within 5 business days of receiving a notice from GE Capital if, in GE Capital's opinion, any law or change in law taking effect after the date of this agreement, a change in any law's interpretation or application by an authority after the date of this agreement or compliance by GE Capital or any of its related entities with any such law, changed law or changed interpretation or application directly:

      (a)   increases the cost of the facility to GE Capital; or

      (b) reduces any amount received or receivable by GE Capital, or its effective return, in connection with the facility; or

      (c) reduces GE Capital's return on capital allocated to the facility, or its overall return on capital.

      Compensation need not be in the form of a lump sum and may be demanded as a series of payments.

CALCULATION IN REASONABLE DETAIL

10.2 If GE Capital makes a demand under clause 10.1, it agrees to provide the company with reasonably detailed calculations of how the amount demanded has been ascertained. However, nothing in this clause 10.2 obliges GE Capital to provide details of its business or tax affairs which it considers in good faith to be confidential.

MITIGATION

10.3 If requested by the company, in any case where clause 10.1 applies, GE Capital will use its reasonable endeavours to take such steps as may be reasonable and available to it to minimise the amount of any increased cost, reduction, loss of return or payment. Failure by GE Capital to do so does not release the company from its obligations under clause 10.1 and the company agrees that no right of action arises as a result.

10.4 Nothing in clause 10.3 obliges GE Capital to incur any additional costs or to take any steps which, in GE Capital's opinion, could be detrimental to its interests, whether by way of an economic, legal or regulatory disadvantage or in any other way.

10.5 The company must reimburse GE Capital on demand for any costs incurred in taking any steps under clause 10.3.

10.6 The early termination fee is not payable by the company should the facility terminate as a consequence of this clause 10 provided no event of default has occurred and subsists.


                              Page 17 of 84 Pages

11.   ILLEGALITY OR IMPOSSIBILITY

GE CAPITAL'S RIGHT TO SUSPEND OR CANCEL

11.1  This clause 11 applies if GE Capital determines that:

      (a)   a change in a law; or

      (b) a change in the interpretation or administration of a law by an authority; or

      (c)   a new law taking effect after the date of this agreement,

      makes it (or will make it) illegal or impossible for GE Capital to fund, provide, or continue to fund or provide, financial accommodation under the transaction documents. In these circumstances, GE Capital, by giving a notice to the company, may suspend or cancel some or all of GE Capital's obligations under this agreement as indicated in the notice.

EXTENT AND DURATION

11.2  The suspension or cancellation:

      (a) must apply only to the extent necessary to avoid the illegality or impossibility; and

      (b) in the case of suspension, may continue only for so long as the illegality or impossibility continues.

NOTICE REQUIRING REPAYMENT

11.3 If the illegality or impossibility relates to a current drawing, GE Capital, by giving a notice to the company, may require repayment of all or part of that current drawing. The company agrees to repay the amount specified within 5 business days after receiving the notice.

FEES

11.4 The early termination fee is not payable by the company if the early repayment occurs solely because of a cancellation or suspension under this clause 11, and provided no event of default has occurred and is subsisting.

11.5 The unused facility fee is not payable by the company for that part of the facility that is cancelled or suspended under this clause, and provided no event of default has occurred or occurs, for the period of the suspension or cancellation.


                              Page 18 of 84 Pages

12.   REPRESENTATIONS AND WARRANTIES

REPRESENTATIONS AND WARRANTIES

12.1 The obligor (to the extent applicable) represents and warrants (except in relation to matters disclosed to GE Capital by the company and accepted by GE Capital in writing) that:

      (a) (INCORPORATION AND EXISTENCE) it has been incorporated as a company limited by shares in accordance with the laws of its place of incorporation, is validly existing under those laws and has power and authority to carry on its business as it is now being conducted; and

      (b) (POWER) it has power to enter into the transaction documents to which it is a party and observe its obligations under them; and

      (c) (AUTHORISATIONS) it has in full force and effect the authorisations necessary for it to enter into the transaction documents to which it is a party, to observe its obligations and exercise its rights under them and to allow them to be enforced against it; and

      (d) (NO CONTRAVENTION OR EXCEEDING POWER) the transaction documents and the transactions under them which involve it do not contravene its constituent documents or any law or obligation by which it is bound or to which any of its assets are subject or cause a limitation on its powers or the powers of its directors to be exceeded; and

      (e) (OBLIGATIONS VALID, BINDING AND ENFORCEABLE) its obligations under the transaction documents are (subject to stamping and registration, as the case may be, and to the laws of equity and the laws affecting creditors' rights generally) valid and binding and enforceable against it in accordance with their terms; and

      (f) (FINANCIAL STATEMENTS) its most recent audited or unaudited (as the case may be) financial statements and any other of its financial statements which it has given to GE Capital are a true and fair statement of its financial position as at the date to which they are prepared, are prepared in accordance with GAAP and disclose or reflect all its actual and (in respect of the end of the financial year audited financial statements only) contingent liabilities as at that date, and there has been no change in its financial position since the date of those statements that is likely to have a material adverse effect; and

      (g) (CONSOLIDATED ACCOUNTS) the most recent audited consolidated financial statements of the reporting group of the company and any other consolidated financial statements which it has given to GE Capital are a true and fair statement of the reporting group's financial position as at the date to which they are prepared, are prepared in accordance with GAAP and disclose or reflect all the economic entity's actual and (in respect of the end of the financial year audited consolidated financial statements only) contingent liabilities as at that date, and there has been no change in its financial position since the date of those statements that is likely to have a material adverse effect; and


                              Page 19 of 84 Pages

      (h) (EVENT OF DEFAULT) no event of default has occurred or continues unremedied or has not been waived; and

      (i) (DEFAULT UNDER LAW - MATERIAL ADVERSE EFFECT) neither it nor any of its subsidiaries is in default under a law or obligation affecting any of them or their assets in a way which is likely to have a material adverse effect; and

      (j) (LITIGATION) there is no pending or threatened proceeding of which the obligor has notice affecting it or any of its subsidiaries or any of their assets before a court, governmental agency, commission or arbitrator which seek damages in excess of A$250,000 or injunctive relief or allege criminal misconduct of it or any of its subsidiaries except those set out in the disclosure statement; and

      (k) (TRUSTEE MATTERS) it enters into the transaction documents in its own capacity and as trustee of each of the trusts or settlements which have been listed in the disclosure statement, and in respect of each of the trusts listed in the disclosure statement:

            (i) it has power to enter into and perform the transaction documents and carry on the transactions contemplated by the transaction documents;

            (ii) it holds the trust property on trust under the deeds and documents referred to in the disclosure statement which are up to date and comprise all documents in relation to the trust and all terms of the trust and all resolutions and directions relating to the trust;

            (iii) the transaction documents are entered into as part of the due and proper administration of the trust and are for the benefit of the beneficiaries of the trust;

            (iv) no conflict of interest or breach of trust occurs as a result of the obligor entering into the transaction documents; and

            (v) no beneficiary is presently entitled to any of the assets subject to the trust; and

      (l) (REAL PROPERTY) all of the real property owned, leased, subleased or used by it or any of its subsidiaries have been set out in the disclosure statement; and the disclosure statement specifies whether it or any of its subsidiaries is a lessor, sublessor or assignor in respect of that property; and specifies whether it or any of its subsidiaries has any contractual rights in respect of any real property; and

      (m) (NO DAMAGE TO REAL PROPERTY) none of its real property has suffered any material damage by fire or other cause which has not been repaired and restored in all material respects to its original condition or otherwise remedied; and

      (n) (EMPLOYMENT MATTERS) except as set out in the disclosure statement there are no pending or threatened strikes or other material employment disputes against it or any of its subsidiaries; and hours worked and payments made to its employees or the employees of any of its subsidiaries comply with all applicable laws the breach of which is likely to have a material adverse effect; neither it nor any of its subsidiaries is a party to or bound by any collective bargaining agreement, management agreement, consulting agreement or any employment agreement, in


                              Page 20 of 84 Pages
            each case involving more than A$200,000 and there are no complaints or charges against it or any of its subsidiaries pending or, to its knowledge, threatened to be filed with any authority or arbitrator in connection with the employment or termination of employment by it or any of its subsidiaries of any individual; and

      (o) (JOINT VENTURES, SUBSIDIARIES AND AFFILIATES) except as set out in the disclosure statement neither it nor any of its subsidiaries has any subsidiaries, is engaged in any joint venture or partnership, or is an affiliate of any other person which is likely to have a material adverse effect; and

      (p) (CAPITAL STRUCTURE) all of its issued and outstanding share capital and the issued and outstanding share capital of any of its subsidiaries is owned by each of the persons and in the amounts set out in the disclosure statement; and there are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which it or any of its subsidiaries may be required to issue, sell, repurchase or redeem any of their share capital or other equity securities or any share capital or other equity securities of its subsidiaries; and

      (q) (INDEBTEDNESS) all of its indebtedness in excess of A$200,000 excluding indebtedness under this agreement) and the indebtedness in excess of A$200,000 of each of its subsidiaries is described in the disclosure statement; and

      (r) (TAXES) all taxes which are due and payable by it and each of its subsidiaries have been paid or provision has been made for them to be paid, except where the amount of the tax is the subject of a good faith contest with the appropriate authority and meeting the requirements set out in clause 13.1 k); and details of any of its tax returns or any tax return of its subsidiaries which are currently being audited are set out in the disclosure statement along with any assessments or threatened assessments in connection with those audits; and neither it nor any of its subsidiaries has executed or filed any agreement or other document extending the period for assessment or collection of any taxes or having that effect; and neither it nor any of its subsidiaries are liable for any taxes under any agreement or as a transferee; and

      (s) (BROKERS) no broker or finder acting on its behalf or on behalf of any of its subsidiaries brought about the obtaining or making of the facility other than as disclosed in writing to GE Capital; and

      (t) (INTELLECTUAL PROPERTY) it and each of its subsidiaries owns or has rights to use all intellectual property necessary to conduct that business where the failure is likely to cause a material adverse effect, and each patent, trademark, copyright and licence is listed, together with application or registration numbers, as applicable, in the disclosure statement the non-disclosure of which is likely to cause a material adverse effect; and it and each of its subsidiaries conducts its business without infringing or interfering with any intellectual property of any person in a manner which is likely to cause a material adverse effect; and

      (u) (RANKING OF SECURITY) GE Capital has been granted a first ranking fixed and floating charge and mortgage over all present and future assets of the company which takes priority over all other security interests other than permitted security interests; and


                              Page 21 of 84 Pages

      (v) (ENVIRONMENTAL MATTERS) except as set out in the disclosure statement:

            (i)   its real property is free of any hazardous material;

            (ii) it and each of its subsidiaries are and have been in compliance with all environmental laws, except for such non-compliance which would not result in environmental liabilities which could reasonably be expected to exceed A$100,000;

            (iii) it and each of its subsidiaries have obtained, and are in compliance with, all environmental permits required for the operations of their business as presently conducted or as proposed to be conducted, except where the failure to so obtain or comply with such environmental permits would not result in environmental liabilities which could reasonably be expected to exceed A$100,000, and all such environmental permits are valid and uncontested;

            (iv) it and each of its subsidiaries are not involved in operations or know of any facts, circumstances or conditions that are likely to result in any environmental liabilities which could be reasonably be expected to exceed A$100,000;

            (v) neither it nor any of its subsidiaries has received a notice identifying any of them as a person who may be the potential recipient of any clean-up notice or potential recipient of any claim for contribution or indemnity by any other person who may be served with a clean-up notice or requesting information under any statutes, and, to its knowledge, there are no facts, circumstances or conditions that may result in it or any of its subsidiaries being identified as a person who may be the potential recipient of any clean-up notice or potential recipient of any claim for contribution or indemnity by any other person who may be served with a clean-up notice under any statutes;

            (vi) it and each of its subsidiaries have provided to GE Capital copies of all existing environmental reports, reviews and audits and all written information pertaining to their actual environmental liabilities; and

      (w) (INSURANCE) the disclosure statement sets out all insurance policies maintained by it or any of its subsidiaries, as well as a summary of the terms of those policies; and

      (x) (BANK ACCOUNTS) the disclosure statement lists all banks and other financial institutions at which it or any of its subsidiaries maintains deposits or other accounts and correctly identifies the name, address and telephone number of each institution, the name in which the account is held, a description of the purpose of the account, and the complete account number; and

      (y) (AGREEMENTS AND OTHER DOCUMENTS) it has given GE Capital accurate and complete copies (or summaries) of all of the following agreements or documents to which it or any of its subsidiaries is subject and each of which are listed in the disclosure statement:


                              Page 22 of 84 Pages

            (i) supply agreements and purchase agreements not terminable within 60 days following written notice issued by that entity and involving transactions in excess of A$500,000 per annum;

            (ii) any lease of equipment having a remaining term of one year or longer and requiring aggregate rental and other payments in excess of A$200,000 per annum;

            (iii) licenses and permits, the absence of which could be reasonably likely to have a material adverse effect;

            (iv) instruments or documents evidencing indebtedness in excess of A$200,000 and any security interest granted with respect thereto; and

            (v) instruments and agreements evidencing the issuance of any equity securities, warrants, rights or options to purchase equity securities of that entity; and

      (z) (OWNERSHIP OF PROPERTY) it has good title to all real property (other than leasehold properties) held by it or on its behalf and all undertakings carried on by it, as beneficial owner, or as trustee of a trust set out in the disclosure statement, free from encumbrances other than permitted security interests and easements and covenants burdening real property, and there are no facts known to it or any of its subsidiaries which may result in any encumbrances arising over that property other than permitted security interests; and

      (aa) (BENEFIT) it benefits by entering into the transaction documents to which it is a party; and

      (bb) (SOLVENCY) there are no reasonable grounds to suspect that it or any of its subsidiaries is unable to pay its debts as and when they become due and payable; and

      (cc) (NO BENEFIT TO RELATED PARTY) no person has contravened or will contravene section 208 of the Corporations Act 2001 (Cwlth) by entering into any transaction document or participating in any transaction in connection with a transaction document; and

      (dd) (FULL DISCLOSURE) it has disclosed in writing to GE Capital all facts relating to it and its subsidiaries, the transaction documents and all things in connection with them which are material to the assessment of the nature and amount of the risk undertaken by GE Capital in entering into the transaction documents and doing anything in connection with them; and

      (ee) (DISCLOSURES) all information disclosed to GE Capital in connection with any transaction document is when given true and complete and is not misleading or deceptive in any material way, including information contained in any borrowing base certificate, drawdown notice and disclosure statement; and

      (ff) (NO IMMUNITY) neither it nor any of its subsidiaries has immunity from the jurisdiction of a court or from legal process; and


                              Page 23 of 84 Pages

      (gg) (DEBTS) each debt is free from security interests, incurred in the ordinary course of the company's business and on its usual terms of trade.

CONTINUATION AND REPETITION OF REPRESENTATIONS AND WARRANTIES

12.2 The obligor repeats each of the representations and warranties in this clause 12 at the time of each drawdown notice and on each drawdown date.

12.3 The obligor must notify GE Capital of anything that happens at any time that makes any one or more of the representations and warranties in this clause 12 untrue, incomplete or misleading and deceptive by reference to the then current circumstances.

13.   UNDERTAKINGS

GENERAL UNDERTAKINGS

13.1  The reporting group undertakes to:

      (a) (ACCOUNTING RECORDS) keep proper accounting records in accordance with GAAP and ensure that each of its subsidiaries does the same; and

      (b) (INFORMATION) promptly give GE Capital any document or other information that GE Capital reasonably requests from time to time; and

      (c) (STATUS CERTIFICATES) on request from GE Capital, give GE Capital a certificate signed by two of its directors, or a director and a secretary, which states whether (to the best of their knowledge after making due enquiries) an event of default continues unremedied; and

      (d) (MAINTAIN AUTHORISATIONS) obtain, renew on time and comply with the terms of, each authorisation necessary for it to enter into the transaction documents to which it is a party, to observe its obligations and exercise its rights under them and to allow them to be enforced; and

      (e) (INCORRECT REPRESENTATION OR WARRANTY) promptly notify GE Capital if any representation or warranty made by it or on its behalf in connection with a transaction document is found to be or becomes incorrect or misleading; and

      (f) (ENSURE NO EVENT OF DEFAULT) do everything necessary to ensure that no event of default occurs and ensure that each of its subsidiaries does the same; and

      (g) (NOTIFY DETAILS OF EVENT OF DEFAULT) if an event of default or other event which has a material adverse effect occurs, notify GE Capital as soon as possible but, in any event, within five business days of becoming aware of that event giving full details of the event and any step taken or proposed to remedy it; and

      (h) (PURPOSE) use the facility only for the purpose set out in the Details; and

      (i) (CONTINUE BUSINESS) continue to conduct its business substantially as now conducted or as otherwise permitted under the transaction documents; and


                              Page 24 of 84 Pages

      (j) (USE ONLY CERTAIN NAMES) transact business in those business and company names listed in the disclosure statement; and

      (k) (MAKE PAYMENTS) duly and punctually pay and discharge or cause to be paid and discharged all taxes, assessments and other charges imposed by any authority on it or its property. However, it may in good faith contest by appropriate proceedings the validity or amount of any such charge if:

            (i) at the time it commences the contest no event of default has occurred and is continuing;

            (ii) adequate reserves in respect of the charge are maintained in its books;

            (iii) the contest is maintained and prosecuted continuously with due diligence and operates to suspend collection or enforcement of the charge or any encumbrance in respect of it;

            (iv)  no encumbrance arises in respect of the charge; and

            (v) GE Capital has not notified the company that GE Capital reasonably believes that the charge could have or result in a material adverse effect; and

      (l) (LANDLORD, MORTGAGEE AND BAILEE AGREEMENTS) promptly obtain agreements in the form provided to the company by GE Capital on the closing date from each landlord or mortgagee of the company, of real property where any property owned, used or occupied by the company or subject to a security interest in favour of GE Capital is located and each bailee of its property, containing a waiver or subordination of all encumbrances or claims that that person may assert against the company's property; and

      (m) (DEPOSIT OF FUNDS) within one business day of receipt of any cheques, cash or other items of payment deposit those items into a controlled account; and

      (n)   (PUBLIC NOTICES) give to GE Capital copies of all:

            (i) documents issued by it as required by applicable law to be issued to its shareholders;

            (ii) material documents filed by it with the Australian Securities and Investments Commission; and

            (iii) press releases made available by it to the public,

            promptly following issue or filing of the relevant document or statement; and

      (o) (DEFAULT NOTICES UNDER LEASES) give to GE Capital copies of any default notices received under or with respect to any licensed or leased location or warehouse where any property owned, used or occupied by the company or subject to a security interest in favour of GE Capital is located promptly following receipt by the company; and


                              Page 25 of 84 Pages

      (p) (CLOSE ACCOUNTS - CREDIT REASONS) if requested by GE Capital, promptly, but in any case within 30 days of the written request, close those accounts specified by GE Capital and establish replacement accounts with a bank or financial institution acceptable to GE Capital and the company. GE Capital may only make a request under this clause if, in its reasonable judgment, it decides that the creditworthiness of the bank or financial institution holding the relevant account is no longer acceptable; and

      (q) (CLOSE ACCOUNTS - OPERATIONAL REASONS) if requested by GE Capital, promptly, but in any case within 30 days of the written request, close those of its accounts specified by GE Capital and establish replacement accounts with a bank or financial institution acceptable to GE Capital and the company. GE Capital may only make a request under this clause if, in its reasonable opinion, the operating performance, funds transfer and/or availability procedures or performance of the relevant bank or financial institution with respect to the relevant accounts is no longer acceptable; and

      (r) (ENVIRONMENTAL MATTERS) conduct its operations and keep and maintain its real property in compliance with all environmental laws and environmental permits other than non-compliance which could not reasonably be expected to have a material adverse effect; and implement any and all investigation, remediation, removal and response actions in relation to a breach of an environmental law or environmental permit which are appropriate or necessary to maintain the value and marketability if its real property or to otherwise comply with environmental laws and environmental permits the non-compliance of which is likely to have a material adverse effect; and notify GE Capital promptly after it becomes aware of any violation of environmental laws or environmental permits which is reasonably likely to result in environmental liabilities in excess of A$100,000 and of any fact, matter or circumstance which it knows or reasonably anticipates may make it or any of its subsidiaries a person who may be the potential recipient of any clean-up notice or potential recipient of any claim for contribution or indemnity by any other person who may be served with a clean-up notice; and promptly forward to GE Capital a copy of any order, notice, request for information or any communication or report (including any actual or threatened clean-up notice) received by it in connection with any such violation or any other matter relating to any environmental laws or environmental permits that could reasonably be expected to result in environmental liabilities in excess of A$250,000, in each case whether or not any authority has taken or threatened any action in connection with any such violation or other matter; and

      (s) (INTELLECTUAL PROPERTY) conduct its business without infringing or interfering with any intellectual property of any person; and obtain all patents, trademarks, copyrights permits and licences necessary or required for the conduct of its business; and

      (t) (ASSIGNMENT OF DEBTS) assign all of its debts to GE Capital as soon as practicable after the creation of such debts; and

      (u) (DEBTORS) notify GE Capital should any debtor become insolvent or likely to become insolvent before the recourse date for any debts payable by the debtor.


                              Page 26 of 84 Pages

FINANCIAL UNDERTAKINGS

13.2  The company agrees:

      (a) to ensure that the capital expenditures of the reporting group in any financial year do not (in total) exceed:

            (i) A$300,000 or such other amount as agreed by the parties for the quarter ending 31 December 2002;

            (ii) A$500,000 or such other amount as agreed by the parties for the year ended 31 December 2003;

            (iii) A$500,000 or such other amount as agreed by the parties for the year ended 31 December 2004;

            (iv) A$500,000 or such other amount as agreed by the parties for the year ended 31 December 2005; and

      (b) to ensure that, at all times, the tangible net worth of the reporting group is at least $14,750,000; and

      (c) to ensure that, at all times, the fixed charge coverage ratio of the reporting group (calculated on a rolling 12 month period basis) is not less than 1.10:1 at all times.

NEGATIVE COVENANTS

13.3 The reporting group undertakes that it will not (in its own capacity or as trustee of any trust or in respect of any property subject to any trust of which it is a trustee), without the prior consent of GE Capital:

      (a) (MERGERS) form or acquire any subsidiary or merge or consolidate with, acquire all or substantially all of the assets or share capital or otherwise combine with or acquire any person; or

      (b) (INVESTMENTS) make or permit to exist any investment in, or any loan or other financial accommodation to any person; or

      (c) (INDEBTEDNESS) incur, assume or permit to exist any indebtedness except permitted indebtedness; or

      (d) (EARLY REPAYMENT) voluntarily prepay, redeem, purchase, defease or otherwise satisfy indebtedness prior to its due date except under the transaction documents; or

      (e) (RELATED PARTY TRANSACTIONS) enter into or be party to any transaction with any other company or related entity to the company except:

            (i)   for the payment of permitted payments or permitted dividends;
                  or

            (ii)  where the transaction is:

                  (A)   in the ordinary course of business; and


                              Page 27 of 84 Pages

                  (B) pursuant to the reasonable requirements of its business or listed in the disclosure statement given prior to the date of this agreement; and

                  (C) upon terms that are no less favourable to it than would be obtained in a comparable arm's length transaction with a person who is not another company or a related entity, or affiliate of the company; or

      (f) (LOANS TO EMPLOYEES) enter into any lending transaction with any of its employees or any employees of any of its subsidiaries for a principal amount of more than A$10,000, or in aggregate A$50,000 or increase existing indebtedness except permitted indebtedness; or

      (g) (CAPITAL STRUCTURE) make any change in its capital structure as described in the disclosure statement and GE Capital shall not withhold its consent provided the change is not likely to have a material adverse effect; or

      (h) (BUSINESS) make any change to any of its business objectives, purposes or operations if that change is likely to have a material adverse effect; or

      (i) (GUARANTEES) enter into or give any guarantee or other assurance against financial loss in connection with money borrowed or raised by it or at its request or any of its subsidiaries other than the Vodafone guarantee; or

      (j) (SECURITY INTERESTS) create or allow to exist a security interest on the whole or any part of its present or future property except permitted security interests; or

      (k) (DISPOSE OF PROPERTY) dispose of all or a substantial part of its property (either in a single transaction or in a series of transactions whether related or not and whether voluntarily or involuntarily) except:

            (i)   the sale of inventory in the ordinary course of business; or

            (ii) disposals of equipment, real property or fixtures that are obsolete or no longer used or useful in its business where the value of the property disposed of is less than A$250,000 in total for the reporting group in any financial year; or

            (iii) disposals of other equipment or fixtures where the value of the property disposed of is less than A$250,000 in total for the reporting group in any financial year; or

      (l) (SALE-LEASEBACKS) enter into any sale-leaseback, synthetic lease or similar transaction involving its assets; or

      (m) (CANCELLATION OF INDEBTEDNESS) cancel any claim or debt owing to it except for reasonable consideration negotiated on an arm's length basis and in the ordinary course of business consistent with past practices; or

      (n) (RESTRICTED PAYMENTS) make any restricted payment other than payment of permitted payments or permitted dividend; or


                              Page 28 of 84 Pages

      (o) (COMPANY NAME AND CONSTITUTION) change its name, identity, corporate structure or its constitution if the change would affect its ability to observe and perform its obligations under the transaction documents provided in all cases the obligor notifies GE Capital of such change; or

      (p) (LOCATION OF BUSINESS) unless it has given GE Capital 30 days prior written notice, change its registered office address, principal place of business, corporate offices or warehouses or locations at which any of its property is held; or

      (q)   (FINANCIAL YEAR) change its financial year; or

      (r) (IMPAIRMENT OF INTERCOMPANY TRANSFERS) directly or indirectly enter into or become bound by any agreement or other arrangement other than the transaction documents which could directly or indirectly restrict, prohibit or require the consent of any person with respect to the payment of dividends or distributions or repayment of intercompany loans by any of its subsidiaries to it; or

      (s) (SPECULATIVE TRANSACTIONS) enter into any transaction involving commodity options, futures contracts, interest rate swaps or similar transactions except solely to hedge against fluctuations, in interest rates in respect of indebtedness or in the prices of foreign currencies receivable or payable by it or in the ordinary course of business; or

      (t) (LICENCES AND LEASES) enter into one or more operating licences or leases for equipment or real property if the total of all payments under those licences or leases in any year of the licences or leases are greater than A$200,000; or

      (u) (ACQUIRE REAL PROPERTY OR WAREHOUSE SPACE) lease or acquire any real property or warehouse space or send any inventory to a processing or converting facility unless agreements referred to in clause 13.1(l) have been obtained for that real property, warehouse space or facility; or

      (v) (PRESS RELEASES) issue any press release or other public disclosure using the name of GE Capital or any of its related entities or referring to any transaction document without the prior written consent of GE Capital (which consent should not be unreasonably withheld), unless it is required to do so by law and is not prohibited by law from doing so and it consults with GE Capital before issuing that press release or other public disclosure; or

      (w) (BANK ACCOUNT BALANCES) accumulate or maintain cash in disbursement or payroll accounts as at the date of any determination in excess of the total sum of cheques outstanding against those accounts as at that date, and amounts necessary to meet minimum balance requirements; or

      (x) (NEW BANK ACCOUNTS) open any new deposit or other accounts with any bank or financial institution or create any term deposit, unless GE Capital has consented to the opening of the account; or

      (y) (RELATED PARTY INDEBTEDNESS) pay or otherwise satisfy indebtedness owed or payable to any related entity of the company and permitted dividends and the APT Loan; or


                              Page 29 of 84 Pages

      (z) (TRUST MATTERS) exercise any power, take any step or grant any consent or approval in respect of any trust of which it is trustee to:

            (i)     amend any trust deed;

            (ii)    make any capital distribution in cash from trust assets;

            (iii) resign or appoint any new or additional trustee appointor or other similar position;

            (iv)    appoint any new beneficiaries to the class of beneficiaries;

            (v)     alter the vesting date;

            (vi) allow use of the trust property by any beneficiaries of the trust;

            (vii)   blend or mix trust property with any other property;

            (viii) breach any of its obligations under the trust deed or limit or exclude the company's right of indemnity under the trust.

FINANCIAL REPORTING

13.4     The company undertakes to:

      (a) (MONTHLY FINANCIAL INFORMATION) give GE Capital, within 30 days of the end of each calendar month:

            (i) an unaudited consolidated and consolidating balance sheet of the reporting group as at the last day of that financial month; and

            (ii) unaudited consolidated and consolidating profit and loss and cash flow statements both for that month and the financial year to date for the reporting group setting out in comparative form the figures for the corresponding period in the previous year and the figures contained in the projections for that year; and

            (iii) a certificate signed by the directors of the company showing the calculations used in determining compliance with the financial undertakings set out in clause 13.2 and stating that the financial information gives a true and fair view in accordance with GAAP of the financial position and results of operations of the reporting group, any other information presented is true and complete in all material respects and that no event of default has occurred or is continuing or, if that statement cannot be made, the nature of each event of default and the steps taken to correct them; and

      (b) (OPERATING PLAN) give to GE Capital as soon as it is available but by no later than 30 days after the end of each financial year an annual operating plan on a monthly basis for the reporting group approved by the directors of each company in the reporting group. The operating plan must include:


                              Page 30 of 84 Pages

            (i) a statement of all of the material assumptions on which the plan is based; and

            (ii) monthly balance sheets and a monthly profit and loss and cash flow statements for the following year.

            The operating plan must include sales, gross profits, operating expenses, operating profit, cash flow projections, excess borrowing availability and all prepared on the same basis and in similar detail as that on which the financial information referred to in sub-paragraph (a) are provided (and in the case of cash flow projections, representing management's good faith estimates of future financial performance based on historical performance), and include plans for capital expenditures; and

      (c) (MANAGEMENT LETTER) give to GE Capital within five business days after its receipt, a copy of any management letter, exception report or similar letters or reports received by the obligor from its auditors or accountants; and

      (d) (ANNUAL FINANCIAL STATEMENTS) give the consolidated and consolidating financial statements of each obligor and the unqualified audited consolidated financial statements of the reporting group for each financial year to GE Capital within 120 days or such period as required under the Corporations Act after the end of that year. Those consolidated financial statements must set out in comparative form the figures for the corresponding period in the previous year; and

      (e) (OFFICER'S CERTIFICATE) give to GE Capital at the same time as the financial statements in clause 13.4(d), a certificate signed by its directors showing in reasonable detail the calculations used in determining compliance with each of the financial undertakings in clause 13.2 and stating that the financial information gives a true and fair view in accordance with GAAP of the financial position and results of operations of each obligor and the reporting group, any other information presented is true, complete and not misleading or deceptive in any material respects and that no event of default has occurred or is continuing or, if that statement cannot be made, the nature of each event of default and the steps taken to correct them; and

      (f) (RECONCILIATION REPORT) give GE Capital at the same time as the delivery of the monthly financial reports referred to in clause 13.4(a) a reconciliation of the accounts receivable and accounts payable trial balances and month end inventory perpetual reports of the reporting group to the general ledger of the reporting group and monthly financial reports delivered under clause 13.4(a); and

      (g) (INTELLECTUAL PROPERTY APPLICATIONS) give GE Capital at the same time as the delivery of the annual financial statements referred to in clause 13.4(d), a list of any applications for the registration of any patent trademark or copyright which the obligor has filed in the preceding year.

13.5 Should there be any change to GAAP, and such changes result in a change in the calculation of the financial covenants in clause 13.2, then GE Capital agrees to enter into negotiations in order to amend such covenants so as to equitably reflect such changes to GAAP with the objective that the criteria for evaluation of the financial position of the obligors shall be the same as if the GAAP changes had not been made.


                              Page 31 of 84 Pages

OTHER REPORTS

13.6 The company undertakes to provide to GE Capital in form and substance satisfactory to GE Capital:

      (a) (BORROWING BASE CERTIFICATE) on request by GE Capital, but no less frequently than 5 business days after the end of each month, a borrowing base certificate for the company; and

      (b) (ACCOUNTS RECEIVABLE ROLL FORWARD ANALYSIS) within 5 business days after the end of each month, reports showing all additions and reductions (cash and non-cash) to the accounts receivable of the company for that month; and

      (c) (DISCLOSURE STATEMENT) on request by GE Capital a disclosure statement ; and

      (d) (INVENTORY ANALYSIS) within 5 business days after the end of each month, reports showing all inventory held by the company at the end of the preceding month identifying separately raw materials, work in progress, unfinished goods, finished goods and their respective values and identifying the composition of the raw materials, work in progress, unfinished goods and finished goods and their respective locations; and

      (e) (OUTSTANDING ACCOUNTS) on request by GE Capital, but no less frequently than 5 business days after the end of each month, a summary report of accounts outstanding of the company aged from invoice date as follows: 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 days or more;

      (f) (ACCOUNTS PAYABLE) on request by GE Capital, but no less frequently than 5 business days after the end of each month, a summary report of accounts payable of the company aged from invoice date as follows: 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 days or more; and

      (g) (OTHER INFORMATION) on reasonable request by GE Capital, any other information and reports.

COMMUNICATIONS WITH THIRD PARTIES

13.7 The obligor authorises GE Capital to communicate directly with its accountants, auditors and other advisers and agrees to instruct them to make available to GE Capital all information which they have concerning it and its subsidiaries and the company is advised of such instructions and is present during any meetings between the accountants, advisers and auditors and GE Capital.

14.   OTHER RIGHTS OF GE CAPITAL

14.1 If GE Capital at any time has a reasonable basis to believe that there is a violation of any environmental laws or environmental permits by any obligor or any environmental liability or any threatened or actual service of any clean-up notice or any claim for contribution or indemnity against any obligor by any other person served or threatened to be served with any clean-up notice, which, in each case, could reasonably be expected to have a material adverse effect, then the obligor on the request of GE Capital agrees to:


                              Page 32 of 84 Pages

      (a) cause the performance of such environmental investigations and preparation of such environmental reports as GE Capital may reasonably request, which must be conducted by reputable environmental consulting firms acceptable to GE Capital and be in form and substance acceptable to GE Capital; and

      (b) permit GE Capital or its representatives to have access to all real property for the purpose of conducting such environmental investigations and testing as it deems reasonably appropriate.

15.   EVENTS OF DEFAULT

EVENTS OF DEFAULT

15.1  Each of the following is an event of default:

      (a) (NON PAYMENT - TRANSACTION DOCUMENT) the company does not pay on time any amount payable under any transaction document in the manner required under it or if GE Capital is satisfied that the sole reason for the failure is a technical or administrative difficulty within the banking system being used to effect payment, within 1 business day after the due date for payment; or

      (b) (CROSS DEFAULT) any present or future monetary obligations of the obligor or any of its subsidiaries for amounts totalling more than A$100,000 are not satisfied on time (or at the end of their period of grace) or become prematurely payable.

            (A "monetary obligation" means a monetary obligation in connection with:

            (i)   money borrowed or raised; or

            (ii) any hiring arrangement, redeemable preference share, letter of credit or financial markets transaction (including a swap, option or futures contract); or

            (iii) a guarantee or indemnity in connection with money borrowed or raised.); or

      (c) (NON OBSERVANCE OF OBLIGATIONS) an obligor does not observe any of its obligations under any transaction documents (other than the financial undertakings in clause 13.2 and financial reporting clause 13.4) and GE Capital considers that the failure or default can be remedied but it is not remedied to GE Capital's reasonable satisfaction within 3 business days for items under clause 13.5 (other reports) or 10 business days for an other non observance; or

      (d) (NON OBSERVANCE OF FINANCIAL UNDERTAKINGS OR FINANCIAL REPORTING CLAUSES) the borrower is in breach of any financial undertakings in clause 13.2 or financial reporting in clause 13.4; or

      (e) (ENFORCEMENT AGAINST ASSETS) distress is levied or a judgment, order or encumbrance is enforced, against any property of the obligor or any of its subsidiaries for amounts in total exceeding A$100,000 (or the equivalent in any other currency in which the enforcement occurs); or


                              Page 33 of 84 Pages

      (f) (INCORRECT DOCUMENT) any document or information contained in any document given under clause 2.4 ("Conditions to first drawing") is untrue, incomplete or misleading; or

      (g) (INCORRECT REPRESENTATION OR WARRANTY) a representation or warranty made by or in respect of the obligor for the benefit of GE Capital in connection with a transaction document is found to have been untrue, incorrect or misleading when made, or the obligor fails to make a disclosure in accordance with clause 12.3 ("Continuation of representations and warranties") if such non-disclosure is likely to cause a material adverse effect; or

      (h) (INSOLVENCY) the obligor is or becomes insolvent or steps are taken by it to make any of those persons insolvent; or

      (i) (CEASING BUSINESS) the obligor stops payment, ceases to carry on its business or a material part of it, or threatens to do either of those things except to reconstruct or amalgamate while solvent on terms approved by GE Capital; or

      (j) (VOIDABLE TRANSACTION DOCUMENT) a transaction document or a transaction in connection with it is or becomes (or is claimed to be) wholly or partly void, voidable or unenforceable or is terminated without the written consent of GE Capital or does not have (or is claimed not to have) the priority GE Capital intended it to have ("claimed" in this case means claimed by the obligor or any of its related entities or anyone on behalf of any of them); or

      (k) (CHANGE OF CONTROL) the persons who at the date of this agreement have control of the obligor cease to have control of the obligor, or one or more other persons acquire control of the obligor after the date of this agreement in each case, without the prior consent of GE Capital; or

      (l) (CHANGE IN GROUP STRUCTURE) the persons who at the date of this agreement are affiliates, subsidiaries, or related entities of the reporting group cease to have that relationship with the obligor or the reporting group; or

      (m) (REDUCTION OF CAPITAL) the obligor, without the consent of GE Capital, takes action to reduce its capital or buy back any of its ordinary shares or passes a resolution referred to in section 254N(1) of the Corporations Act 2001 (Cwlth); or

      (n) (APPOINTMENT OF MANAGER) a person is appointed under legislation to manage any part of the affairs of the obligor; or

      (o) (MATERIAL ADVERSE CHANGE) an event occurs which is (or a series of events occur which, together, are) likely to have a material adverse effect on the obligor and its subsidiaries or the reporting group individually or taken as a whole; or

      (p) (BREACH OF UNDERTAKING) an undertaking given to GE Capital or its solicitors by the obligor or another person in a transaction document is breached or not wholly performed within any period specified in the undertaking or, where no period is specified and the undertaking is not an on-going undertaking, within 7 business days after the date of the undertaking; or

      (q) (DEFAULT UNDER OTHER TRANSACTION DOCUMENT) an event occurs in respect of an obligor which is called an event of default under any transaction document other


                              Page 34 of 84 Pages
            than this agreement or any other event occurs which renders a transaction document enforceable; or

      (r) (TRUST MATTERS) any of the following occur in respect of any trust of which the obligor is trustee:

            (i) the obligor makes any cash distribution or resettlement of the assets of the trust;

            (ii) the obligor resigns its position as trustee of the trust or is removed or replaced as trustee or for any other reason ceases to be the sole trustee of the trust;

            (iii) the terms of the trust are amended, revoked, varied, altered or added to so as to limit or prejudice the powers of the obligor to perform its obligations under the transaction documents to GE Capital;

            (iv)  the obligor breaches the terms of the trust;

            (v) the trust is wound up or a controller, receiver or receiver and manager is appointed to the trust or any trust property; or

            (vi) the trust is found to be improperly constituted, the trust is terminated or the trustee does not have the requisite powers to enter into the transaction documents.

CONSEQUENCES OF DEFAULT

15.2  If an event of default occurs, then at the option of GE Capital:

      (a) the interest rate applicable to the current drawings is the default rate;

      (b) the total of the current drawings, interest on them and all other amounts payable under the transaction documents, are either:

            (i)   payable on demand; or

            (ii)  immediately due for payment; and

      (c)   any of GE Capital's obligations may be terminated.

      GE Capital may elect any or all of these options in its absolute discretion. The election of any of these options gives immediate effect to those provisions, without any need for notice to the obligor.

16.   COSTS AND INDEMNITIES

REIMBURSEMENT AND INDEMNITY

16.1 The company agrees to pay or reimburse GE Capital and indemnifies GE Capital for and against loss, liability and costs it suffers or incurs, on demand for:


                              Page 35 of 84 Pages

      (a)   GE Capital's costs in connection with:

            (i) the negotiation, preparation, execution, stamping and registration of all transaction documents; and

            (ii)  it being satisfied that conditions to drawing have been met;
                  and

            (iii) the general on-going administration of the facility (including giving and considering consents, waivers and releases); and

      (b) GE Capital's costs in otherwise acting in connection with the transaction documents, such as enforcing or preserving rights (or considering enforcing or preserving them) or doing anything in connection with any enquiry by an authority involving the company or any of its related entities; and

      (c) taxes and fees (including registration fees) and fines and penalties in respect of fees paid or that GE Capital reasonably believes are payable in connection with any transaction document or a payment or receipt or any other transaction contemplated by any transaction document or any supply of anything by GE Capital to the company. However, the company need not pay a fine or penalty in connection with taxes or fees to the extent that it has placed GE Capital in sufficient cleared funds for GE Capital to be able to pay the taxes or fees by the due date; and

      (d) if GST has application to any supply made under or in connection with this agreement or a transaction document, in addition to any other consideration expressed as payable elsewhere in this agreement or a transaction document, an additional amount on account of GST, such amount to be calculated by multiplying the amount or consideration payable by the company for the relevant supply by the prevailing GST rate (taking into account any input tax credit actually received by GE Capital which in GE Capital's opinion relates to a GST payment made in respect of any supply made under or in connection with this agreement). Any amount payable on account of GST by the company under this clause must be calculated without any deduction or set off of any other amount (other than as expressly permitted under this clause) and is payable by the company on demand by GE Capital whether the demand is by means of an invoice or otherwise; and

      (e) if GE Capital is unable to obtain a full input tax credit for an amount paid on account of GST by GE Capital to another person in respect of a supply made by another person to GE Capital in respect of this agreement or a transaction document or matters arising under this agreement or a transaction document, an amount equal to the input tax credit to which GE Capital is not entitled under the GST legislation.

OTHER LOSS

16.2 The company indemnifies GE Capital from and against any costs, liability or loss suffered or incurred by GE Capital arising from, or in connection with:


                              Page 36 of 84 Pages

      (a) any claim made against it by reason of financial accommodation requested under a transaction document not being provided in accordance with the request for any reason except default of GE Capital; and

      (b) financial accommodation under a transaction document being repaid, discharged or made payable other than in accordance with the transaction documents; and

      (c) GE Capital acting in connection with a transaction document in good faith on fax or telephone instructions purporting to originate from the offices of the company or to be given by an authorised officer of the company; and

      (d)   an event of default; and

      (e) GE Capital exercising or attempting to exercise rights in connection with a transaction document after an event of default; and

      (f) any indemnity GE Capital gives a controller or an administrator of the company; and

      (g) all claims by third parties in respect of letters of credit issued under this agreement including without limitation, all letter of credit liabilities.

ITEMS INCLUDED IN LOSS, LIABILITY AND COSTS

16.3  The company agrees that:

      (a) the costs referred to in clause 16.1 ("Reimbursement and indemnity") and the liability, loss or costs in clause 16.2 ("Other loss") include legal costs in accordance with any written agreement as to legal costs or, if no agreement, on whichever is the higher of a full indemnity basis or solicitor and own client basis; and

      (b) the costs referred to in clauses 16.1(a) and (b) ("Reimbursement and indemnity") include those paid or payable, to persons engaged by GE Capital in connection with the transaction documents (such as consultants).

PAYMENT OF EMPLOYEES' LOSSES

16.4 The company agrees to pay GE Capital an amount equal to any liability, loss or costs of the kind referred to in clause 16.2 ("Other loss") suffered or incurred by any employee, officer, agent or contractor of GE Capital.

CURRENCY CONVERSION ON JUDGMENT DEBT

16.5 If a judgment or proof of debt for an amount in connection with a transaction document is expressed in a currency other than Australian dollars, then the company indemnifies GE Capital against:

      (a) any difference arising from converting the other currency if the rate of exchange used by GE Capital under clause 5.5 ("Conversion of currency") for converting currency when it receives a payment in the other currency is less favourable to GE


                              Page 37 of 84 Pages

            Capital than the rate of exchange used for the purpose of the judgment or acceptance of proof of debt; and

      (b)   the costs of conversion.

CERTIFICATE BY GE CAPITAL

16.6 A statement or certificate given by GE Capital setting out the amount of any loss, liability or costs incurred or suffered by GE Capital (including the extent of GE Capital's entitlement to a full or reduced input tax credit for GST paid in respect of any matter contemplated in a transaction document) is, absent manifest error, prima facie evidence against the obligor of the amount of that loss, liability or cost.

17.   INTEREST ON OVERDUE AMOUNTS

OBLIGATION TO PAY

17.1 If the obligor fails to pay any amount under this agreement on the due date for payment, the obligor agrees to pay to GE Capital on demand interest on that amount at the default rate. The interest accrues from day to day from and including the due date up to but excluding the date of actual payment and is calculated on actual days elapsed and a year of 360 days.

COMPOUNDING

17.2 Interest payable under clause 17.1 ("Obligation to pay") which is not paid when due for payment may be added to the overdue amount by GE Capital at intervals which GE Capital determines from time to time or, if no determination is made, every 30 days. Interest is payable on the increased overdue amount at the default rate in the manner set out in clause 17.1 ("Obligation to pay").

INTEREST FOLLOWING JUDGMENT

17.3 If a liability becomes merged in a judgment, then the company agrees to pay GE Capital on demand interest on the amount of that liability as an independent obligation. This interest:

      (a) accrues from the date the liability becomes due for payment both before and after the judgment until the liability is paid; and

      (b) is calculated at the rate that is the higher of the judgment rate and the default rate.

18.   GUARANTEE AND INDEMNITY

REQUEST AND CONSIDERATION

18.1 By signing this agreement, the guarantor requests GE Capital to enter into this agreement and agrees to be bound by this guarantee, the provisions set out in Schedule 7, and this agreement in consideration of GE Capital doing so.


                              Page 38 of 84 Pages

19.   ATTORNEY

APPOINTMENT OF ATTORNEY

19.1 The obligor irrevocably appoints GE Capital and each of its authorised officers individually as its attorney and agrees to ratify all action taken by an attorney under clause 19.2 ("Attorneys' powers").

ATTORNEYS' POWERS

19.2  Each attorney may where an Event of Default has occurred and subsists:

      (a) perform and observe the obligations of the obligor under this agreement to enable GE Capital to exercise its rights under this agreement; and

      (b) do anything which an obligor may lawfully do to exercise their right of proof after an event relating to insolvency occurs in respect of obligor (these things may be done in the obligor's name or the attorney's name and they include signing and delivering documents, taking part in legal proceedings and receiving any dividend arising out of the right of proof); and

      (c) delegate its powers (including this power) and may revoke a delegation; and

      (d) exercise its powers even if this involves a conflict of duty and even if it has a personal interest in doing so.

APPLICATION OF INSOLVENCY DIVIDENDS

19.3 The attorney need not account to an obligor for any dividend received on exercising the right of proof under clause 19.2 ("Attorneys' powers") except to the extent that any dividend remains after GE Capital has received all amounts payable or to become payable in the future under this agreement.

RIGHT OF PROOF LIMITED

19.4 Each obligor agrees not to exercise a right of proof after an event occurs relating to the insolvency of the company or any other obligor independently of an attorney appointed under clause 19.1 ("Appointment of attorney").

20.   DEALING WITH INTERESTS

NO DEALING BY COMPANY

20.1 The obligor may not assign or otherwise deal with its rights under any transaction document or allow any interest in them to arise or be varied, in each case without GE Capital's written consent.


                              Page 39 of 84 Pages

DEALINGS BY GE CAPITAL

20.2 GE Capital may assign or otherwise deal with its rights under the transaction documents (including by participation or syndication) without the consent of any other person, including an obligor as long as such dealings do not result in terms less favourable than those offered under the transaction documents as currently agreed. GE Capital must notify the company as soon as reasonably practicable of any assignment or other dealing with its rights under the transaction documents.

NO SET-OFF AGAINST ASSIGNEES

20.3 If GE Capital assigns or otherwise deals with its rights under this agreement, the obligor may claim against any assignee (or any other person who has an interest in this agreement) any right of set-off or other right the obligor has against GE Capital provided that the rights of the obligor arise under this agreement or the transaction documents.

21.   NOTICES

FORM

21.1 All notices, certificates, consents, approvals, waivers and other communications in connection with a transaction document ("Notices") must be in writing, signed by an authorised officer of the sender and marked for attention as set out in the Parties or, if the recipient has notified otherwise in writing, then marked for attention in the way last notified.

DELIVERY

21.2  All Notices must be:

      (a)   left at the address set out in the Parties; or

      (b) sent by prepaid post (airmail, if outside Australia) to the address set out in the Parties; or

      (c)   sent by facsimile to the number set out in the Parties.

      If the intended recipient has notified the sender in writing of a changed postal address or changed facsimile number, then the Notice must be to the address or number notified.

WHEN EFFECTIVE

21.3 A Notice takes effect from the time it is received unless a later time is specified in it.

DEEMED RECEIPT - POSTAL

21.4 If sent by post, a Notice is taken to be received one business day after posting (or seven days after posting if sent to or from a place outside Australia).


                              Page 40 of 84 Pages

DEEMED RECEIPT - FACSIMILE

21.5 If sent by facsimile, a Notice is taken to be received at the time shown in the transmission report of the sender as the time that the whole facsimile was sent.

22.   GENERAL

SET-OFF

22.1 At any time after an event of default has occurred and subsists, GE Capital may set off any amount due for payment by GE Capital to the obligor against any amount due for payment by the obligor to GE Capital under the transaction documents. Where an event of default has occurred and subsists, the obligor may claim or set-off any money owing by GE Capital to it against money owing by the obligor to GE Capital.

SUSPENSE ACCOUNT

22.2 GE Capital may place in a suspense account any payment it receives from the obligor for as long as it thinks prudent and need not apply it towards satisfying any money owing to GE Capital under this agreement.

CERTIFICATES

22.3 GE Capital may give the obligor a certificate about an amount payable or interest rate in connection with a transaction document. A certificate containing reasonable detail of the calculation of the amount or determination of the interest rate is (absent obvious error) prima facie evidence of the amount.

PROMPT PERFORMANCE

22.4 If this agreement specifies when the obligor must perform an obligation, the obligor agrees to perform it by the time specified. The obligor agrees to perform all other obligations promptly.

DISCRETION IN EXERCISING RIGHTS

22.5 GE Capital may exercise a right or remedy or give or refuse its consent in any way it considers appropriate, including by imposing conditions unless a transaction document states otherwise.

CONSENTS

22.6 The obligor agrees to comply with all conditions in any consent GE Capital gives in connection with any transaction document.

PARTIAL EXERCISING OF RIGHTS

22.7 If GE Capital does not exercise a right or remedy fully or at a given time, GE Capital can still exercise it later.


                              Page 41 of 84 Pages

NO LIABILITY FOR LOSS

22.8 GE Capital is not liable for loss caused by the exercise or attempted exercise of, failure to exercise, or delay in exercising, a right or remedy other than caused by GE's negligence or default.

CONFLICT OF INTEREST

22.9 GE Capital's rights and remedies under any transaction document may be exercised even if this involves a conflict of duty or GE Capital has a personal interest in their exercise.

REMEDIES CUMULATIVE

22.10 The rights and remedies of GE Capital under any transaction document are in addition to other rights and remedies given by law independently of that transaction document.

RIGHTS AND OBLIGATIONS ARE UNAFFECTED

22.11 Rights given to GE Capital under this agreement and the obligor's liabilities under it are not affected by any law that might otherwise affect them.

INDEMNITIES

22.12 The indemnities in this agreement are continuing obligations, independent of the obligor's other obligations under this agreement and continue after this agreement ends. It is not necessary for GE Capital to incur expense or make payment before enforcing a right of indemnity conferred by this agreement.

VARIATION AND WAIVER

22.13 Unless this agreement expressly states otherwise, a provision of this agreement, or right created under it, may not be waived or varied except in writing signed by the party or parties to be bound.

CONFIDENTIALITY

22.14 The obligors consent to GE Capital disclosing information provided by the obligors that is not publicly available:

      (a) in connection with any person exercising rights or dealing with rights or obligations under a transaction document (including in connection with preparatory steps such as negotiating with any potential assignee or potential participant of GE Capital's rights or other person who is considering contracting with GE Capital in connection with a transaction document); or

      (b) to a person considering entering into (or who does enter into) a credit swap with GE Capital involving credit events relating to the obligor or any of its related entities; or

      (c) to officers, employees, legal and other advisers and auditors of GE Capital; or


                              Page 42 of 84 Pages

      (d) to any party to a transaction document or any related entity of GE Capital; or

      (e) with the consent of the obligor about whom the information relates (which consent must not be unreasonably withheld); or

      (f) as allowed necessary or required by any law court, regulatory body, tribunal, authority, judicial or quasi-judicial proceedings or by any stock exchange.

FURTHER STEPS

22.15 The obligor agrees to do anything GE Capital asks (such as obtaining consents, signing and producing documents and getting documents completed and signed) to bind the obligor and any other person intended to be bound under the transaction documents.

INCONSISTENT LAW

22.16 To the extent permitted by law, each transaction document prevails to the extent it is inconsistent with any law.

SUPERVENING LEGISLATION

22.17 Any present or future legislation which operates to vary the obligations of an obligor in connection with a transaction document with the result that GE Capital's rights, powers or remedies are adversely affected (including by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

TIME OF THE ESSENCE

22.18 Time is of the essence in any transaction document in respect of an obligation of the obligor to pay money.

APPLICABLE LAW

22.19 The transaction documents are governed by the law in force in New South Wales. The obligor and GE Capital submit to the non-exclusive jurisdiction of the courts of New South Wales.

SERVING DOCUMENTS

22.20 Without preventing any other method of service, any document in a court action may be served on a party by being delivered to or left at that party's address for service of notices under clause 21 ("Notices").

ADVERTISING

22.21 The obligor consents to the publication by GE Capital of a "tombstone" or similar advertising material relating to the transactions contemplated in the transaction documents.


                              Page 43 of 84 Pages

COUNTERPARTS

22.22 This agreement may consist of a number of copies of this agreement each signed by one or more parties to the agreement. When taken together, the signed copies are treated as making up the one document. Any copy of this agreement signed by a party is binding on that party whether or not that or any other copy is signed by or binding upon any other party.

SEVERANCE

22.23 Each word, phrase, sentence, paragraph and clause in each transaction document is severable no matter how they are linked. If any word, phrase, sentence, paragraph or clause is defective, unenforceable, void or voidable they may be severed and the remaining words will continue to be of full force and effect.

23.   INTERPRETATION

MEANINGS

23.1 These meanings apply in each transaction document unless the contrary intention appears:

      AFFILIATE means, in relation to a person:

      (a) each person that directly or indirectly owns or controls 5% or more of the share capital having ordinary voting power in the election of directors of that corporation; and

      (b) each person that controls, is controlled by or is under common control with that corporation.

      AGGREGATE BORROWING BASE means for a particular day, an amount equal to the sum of:

      (a) 85% (less the borrowing base dilution) of the value (as determined by GE Capital) of the company's eligible accounts;

            PLUS

      (b)   the lesser of:

            (i)   $7,000,000; and

            (ii) 50% of the company's eligible inventory valued on a first in first out basis at the lower of cost and net realisable (market) value,

            in each case less any reserves established by GE Capital from time to time.

      APT LOAN means the loan made by the company to the guarantor.

      ASSIGNED DEBTS means the debts assigned under clause 2.2 of this agreement.


                              Page 44 of 84 Pages

      AUTHORISED OFFICER means:

      (a) in the case of GE Capital, a director, secretary or an officer whose title contains the word "manager" or a person performing the functions of any of them or the solicitor of GE Capital; and

      (b) in the case of an obligor, a person appointed in writing by the relevant obligor to act as an authorised officer under the transaction documents to which it is a party.

      AVAILABILITY LIMIT means, on any day, the amount determined in accordance with clause 3.1 of this agreement.

      BILL has the meaning it has in the Bills of Exchange Act 1909 (Cwlth) and a reference to the drawing or acceptance or endorsement of, or other dealing with, a bill is to be interpreted in accordance with that Act.

      BLOCKED ACCOUNT AGREEMENT means an agreement governing any bank account into which deposits by the company are made, containing an irrevocable direction to the bank to transfer funds in the account telegraphically daily to an account nominated by GE Capital.

      BORROWING BASE CERTIFICATE means a certificate in the form set out in
      Schedule 3, or any other form required by GE Capital, duly completed by the company and signed by an authorised officer of the company.

      BORROWING BASE DILUTION is the amount expressed as a percentage by which the dilution exceeds 5% at the time of calculation.

      BUSINESS DAY means a day on which banks are open for general banking business in Sydney (not being a Saturday, Sunday or public holiday in Sydney).

      CAPITAL EXPENDITURE means any expenditure for fixed assets or improvements (or for replacements, substitutions or additions to them) that have a useful life of more than one year and that are required to be capitalised under GAAP.

      CAPITAL LEASES means any lease of property that in accordance with GAAP would be required to be classified and accounted for as a finance lease on the balance sheet of the lessee.

      CAPITAL LEASE OBLIGATIONS means with respect to any capital lease the amount of the obligation of the lessee that, in accordance with GAAP, would appear on the balance sheet of the lessee in respect of that capital lease.

      CLEAN-UP NOTICE means any order, direction, notice or other requirement of any authority in respect of remediation.

      CLOSING DATE means the date of the first drawdown of funds under this agreement.

      CLOSING FEE means the fee described as such in the Details.

      COMPANY means each of the persons so described in the Parties, jointly and severally in its own capacity and as trustee of any trust. A reference to any property of the company


                              Page 45 of 84 Pages
      includes a reference to property or assets of the company as trustee of the trusts in the disclosure statement.

      CONTROL of a corporation includes the direct or indirect power to directly or indirectly:

      (a)   direct the management or policies of the corporation; or

      (b) control the membership of its board of directors, whether or not the power has statutory, legal or equitable force or is based on statutory, legal or equitable rights and whether or not it arises by means of trusts, agreements, arrangements, understandings, practices, the ownership of any interest in shares or stock of the corporation or otherwise.

      CONTROLLER has the meaning it has in the Corporations Act 2001 (Cwlth).

      CONTROLLED ACCOUNT means each account governed and operated by the blocked account agreement.

      COSTS includes charges, expenses and internal administration costs; and costs, charges and expenses in connection with advisers on a full indemnity basis, and any GST paid or payable by GE Capital except to the extent that GE Capital is entitled to a full or reduced input tax credit.

      CURRENT DRAWING means the outstanding principal amount of a drawing made under the facility and any amount deemed to be a drawing under the facility.

      CURRENT LC means any letter of credit which has not been discharged in full or in respect of which LC obligations remain unsatisfied.

      DEBTORS means a person or entity that owes a debt to the company.

      DEBTS means all book debts, money or choses in action owing to the company on any account.

      DEFAULT RATE means the interest rate plus 3% per annum.

      DEPRECIATION EXPENSE means depreciation expense of the reporting group determined in accordance with GAAP.

      DILUTION, which is to be calculated monthly, means for each of the companies, severally, the total of non cash credits made to the accounts receivable of the company for the 12 month period ending on the date of determination divided by the total sales for that period, expressed as a percentage and rounded to the nearest whole number. The dilution is calculated at any time by reference to the most recent accounts receivable roll forward analysis provided by the company to GE Capital under clause
      13.5 or as otherwise reasonably determined by GE Capital.

      DISCLOSURE STATEMENT means a statement or notice containing or purporting to contain the disclosures referred to in Schedule 6 or otherwise required or made under this agreement, duly completed by the reporting group and signed by an authorised officer of the as being true, correct and not misleading or deceptive at the date of the statement or notice and includes each statement or notice given prior to the date of this agreement.


                              Page 46 of 84 Pages

      DRAWDOWN DATE means the date on which a drawing is or is to be made.

      DRAWDOWN NOTICE means a completed and signed notice containing the information and representations and warranties set out in Schedule 2, or otherwise in the form required by GE Capital from time to time.

      EARLY TERMINATION FEE means the fee described as such in clause 7.1(h) and the Details.

      EBITDA means an amount equal to net income of the reporting group less the sum of:

      (a)   income tax credits; and

      (b)   interest income; and

      (c)   gain from extraordinary items; and

      (d) any aggregate net gain (but not any aggregate net loss) arising from the sale, exchange or other disposition of capital assets (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities); and

      (e) any other non-cash gains which have been added in determining net income, in each case to the extent included in the calculation of net income in accordance with GAAP, but without duplication;

            PLUS (to the extent deducted in determining net income), the sum of:

      (f)   amortisation of goodwill; and

      (g)   depreciation expenses; and

      (h)   any income tax expense; and

      (i)   interest expense; and

      (j)   loss from extraordinary items; and

      (k) the amount of any deduction to net income as the result of any grant to any members of the management of any shares, in each case to the extent included in the calculation of net income in accordance with GAAP, but without duplication.

      For purposes of the definition of EBITDA, the following items are excluded in determining net income:

      (a) the income (or deficit) of any person accrued prior to the date it became a subsidiary of, or was merged or consolidated into, the company or any of its subsidiaries;

      (b) the income (or deficit) of any person (other than a subsidiary) in which the company or any of its subsidiaries has an ownership interest, except to the extent any such income has actually been received in the form of cash dividends or distributions;


                              Page 47 of 84 Pages

      (c) the undistributed earnings of any subsidiary of the company or any of its subsidiaries to the extent that the declaration or payment of dividends or similar distributions by such subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such subsidiary;

      (d) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during the relevant period;

      (e)   any write-up of any asset;

      (f) any net gain from the collection of the proceeds of life insurance policies;

      (g) any net gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any indebtedness, of the company or any of its subsidiaries;

      (h) in the case of a successor to the company or any of its subsidiaries by consolidation or merger or as a transferee of its assets, any earnings of such successor prior to such consolidation, merger or transfer of assets; and

      (i) any deferred credit representing the excess of equity in any subsidiary of the company or any of its subsidiaries at the date of acquisition of such subsidiary over the cost to the company or any of its subsidiaries of the investment in such subsidiary.

      ELIGIBLE ACCOUNTS means those accounts including the assigned debts of the company which GE Capital, in its reasonable judgment, determines to be eligible accounts based on the most recent borrowing base certificate and excluding, among other accounts, the exclusionary criteria.

      ELIGIBLE INVENTORY means the inventory of the company which GE Capital in its reasonable judgment determines to be eligible inventory at the time based on the most recent borrowing base certificate, and excluding, amongst other items the exclusionary criteria.

      ENCUMBRANCE means any security interest, notice under section 218 or 255 of the Income Tax Assessment Act 1936 (Cwlth) or under any similar provision of a State, Territory or Commonwealth law, right to remove things from land (known as a "profit a prendre"), easement, restrictive or positive covenant (other than easements and covenants burdening real property), equity, interest, garnishee order, writ of execution, right of set-off, lease, licence to use or occupy, assignment of income or monetary claim, and any agreement to create any of them or allow any of them to exist.

      ENVIRONMENTAL LAWS means any law concerning the environment and includes laws, statutes, ordinances, codes, rules, standards, regulations and policies from time to time concerning:

      (a) the carrying out of uses, works or development or the subdivision of land;

      (b)   emissions of substances into the atmosphere, waters and land;

      (c)   pollution and contamination of the atmosphere, waters and land;


                              Page 48 of 84 Pages

      (d)   production, use, handling, storage, transportation and disposal of:

            (i)   waste;

            (ii)  hazardous substances; and

            (iii) dangerous goods;

      (e)   conservation, heritage and natural resources;

      (f)   threatened, endangered and other flora and fauna species;

      (g)   the erection and use of structures; and

      (h)   the health and safety of people,

      whether made or in force before or after the date of this agreement.

      ENVIRONMENTAL LIABILITIES means, with respect to any person, all liabilities, obligations, responsibilities, response, remedial and removal costs, investigation and feasibility study costs, capital costs, operation and maintenance costs, losses, damages (including all consequential and indirect damages) costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants), fines, penalties, sanctions, claims for contribution and indemnity, whether arising under statute or otherwise, and interest incurred as a result of or related to any claim, suit, action, investigation, proceeding or demand by any person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, including any arising under or related to any environmental laws or environmental permits.

      ENVIRONMENTAL PERMITS means all permits, licences, authorisations, consents, certificates, approvals, registration or other written documents required by any authority under any environmental laws.

      EVENT OF DEFAULT means an event of default so described in this agreement (see clause 15 ("Events of default")).

      EXCESS AVAILABILITY means at any time:

      (a)   the lesser of the facility limit and the aggregate borrowing base;

            LESS

      (b)   current drawings and current LC's at that time,

      as calculated by GE Capital.

      EXCESS CASH FLOW has the same meaning as is given to the term in the subordination deed.

      EXCLUSIONARY CRITERIA means the criteria set out in Schedule 4.

      FACE VALUE AMOUNT means in respect of a letter of credit, the amount shown on a letter of credit as the maximum amount payable under it. If a letter of credit is issued in a currency other than Australian dollars, GE Capital may at any time convert the amount


                              Page 49 of 84 Pages
      shown on the letter of credit into Australian dollars on the day and at the rates as it considers appropriate (even though it may be necessary to convert through a third currency) for the purpose of determining the face value amount at that time.

      FACILITY means the facilities made available under this agreement or any one of them.

      FACILITY LIMIT means the amount set out as such in the Details.

      FIELD EXAMINATION FEE means the fee set out in clause 7.1(c) and the Details.

      FINANCIAL STATEMENTS means:

      (a)   a profit and loss statement;

      (b)   a balance sheet; and

      (c)   a statement of cash flows,

      together with any notes to those documents and a directors' declaration as required under the Corporations Act 2001 (Cwlth) and any other information necessary to give a true and fair view prepared in accordance with GAAP.

      FIXED CHARGE COVERAGE RATIO means the ratio of:

      (a)   EBITDA for that period; less

            any capital expenditures for the same period which are not financed through the incurrence of indebtedness (excluding under this facility) and income taxes of the reporting group to

      (b)   fixed charges.

      FIXED CHARGES means the total of all cash interest expense and fee expense of the reporting group paid or accrued plus scheduled payments of principal with respect to indebtedness excluding any repayments of the treasury facility provided by the treasury centre, the subject of the subordination deed.

      FUNDED DEBT means all indebtedness of the reporting group for borrowed money evidenced by notes, bonds, debentures, or similar evidences of indebtedness and which by its terms matures more than one year from, or is directly or indirectly renewable or extendable at the debtor's option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, and specifically including capital lease obligations, current maturities of long-term debt, revolving credit and short-term debt extendable beyond one year at the option of the debtor, and also including its obligations under the transaction documents.

      GAAP means generally accepted accounting principles in Australia, consistently applied.

      GE CAPITAL means the person so described in the Parties.

      GST means any tax in the nature of a consumption tax, a goods and services tax, a value added tax or similar tax including without limitation any tax arising out of the passage of


                              Page 50 of 84 Pages
      the "A New Tax System (Goods and Services Tax) Act, 1999" (Commonwealth) and associated legislation.

      GUARANTEE means the guarantee and indemnity in clause 18 ("Guarantee and indemnity").

      GUARANTEED MONEY means, at any time, all amounts then due for payment or which will or may become due for payment in the future by the company to GE Capital in connection with the transaction documents (including transactions in connection with them).

      GUARANTOR means the person so described in the Parties.

      HAZARDOUS MATERIAL means any substance, material or waste which is regulated by or forms the basis of liability (including, without limitation any environmental liability) now or hereafter under, any environmental laws, including any material or substance which is:

      (a) defined as a "solid waste", "hazardous waste", "hazardous material", "hazardous substance", "extremely hazardous waste", "restricted hazardous waste", "pollutant", "contaminant", "hazardous constituent", "special waste", "toxic substance" or other similar term or phrase under any environmental laws;

      (b) petroleum or any fraction or by-product thereof, asbestos, polychlorinated biphenyls or any radioactive substance; or

      (c)   may be the subject of any clean-up notice.

      INDEBTEDNESS means all indebtedness, actual or contingent, including but without duplication:

      (a) all indebtedness for borrowed money or for the deferred purchase price of property payment for which is deferred six months or more;

      (b) all reimbursement and other obligations with respect to letters of credit, bankers' acceptances and surety bonds, whether or not matured;

      (c) all obligations evidenced by notes, bonds, debentures or similar instruments;

      (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

      (e)   all capital lease obligations;

      (f) all obligations under commodity purchase or option agreements or other commodity price hedging arrangements, in each case whether contingent or matured;

      (g) all obligations under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to alter risks arising from fluctuations in currency values or interest rates, in each case whether contingent or matured;


                              Page 51 of 84 Pages

      (h) all indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any encumbrance upon or in property or other assets (including accounts and contract rights) owned by the company and its subsidiaries on a consolidated basis, even though the company and its subsidiaries on a consolidated basis has not assumed or become liable for the payment of such indebtedness; and

      (i)   obligations under the transaction document;

      but excluding obligations to trade creditors incurred in the ordinary course of business that are not overdue by more than six months unless being contested in good faith.

      INDEX RATE means in respect of each calendar month:

      (a) the 90 day Bank Bill Swap Rate for the first business day of that calendar month which is quoted as the "Bank Bill Swap Reference Rate- Average Bid" in the Money Market section in the following business day's edition of the Australian Financial Review; or

      (b) if there is an obvious error in the rate described in (a), or if that rate or publication is not published, the average bid rate for bills having a tenor of 90 days as displayed on the Reuters Monitor System designated "BBSY" on the first business day of that month; or

      (c) if there is an obvious error in the rate described in (b) or if that rate is not displayed by 10:30am Sydney time on the relevant day, the rate set by GE Capital in good faith at 10:30am on that date, having regard to comparable indices and prevailing market conditions.

      INSOLVENT means being an insolvent under administration or insolvent (each as defined in the Corporations Act 2001 (Cwlth)), or having a controller appointed, or being in receivership, in receivership and management, in liquidation, in provisional liquidation, under administration, wound up, subject to any arrangement, deed of company arrangement, assignment or composition, protected from creditors under any statute, dissolved (other than to carry out a reconstruction while solvent) or otherwise being unable to pay debts when they fall due or having something similar happen.

      INTELLECTUAL PROPERTY means all patents, copyrights, trademarks, trade secrets, customer lists and any licence to use any of them.

      INTEREST EXPENSE means interest expense of the reporting group (whether cash or non-cash) determined in accordance with GAAP. It also includes interest expense with respect to any funded debt.

      INTEREST PAYMENT DATE means the first business day of each month and the maturity date.

      INTEREST RATE means the interest rate set out in the Details.

      LAW means a treaty, a law, regulation, ordinance, an official directive or request having the force of law, and an official directive, request, guideline or policy with which obligors similar to or of the same class as the obligor carrying on business in Australia normally comply.


                              Page 52 of 84 Pages

      LC OBLIGATIONS means the obligations incurred by GE Capital under or in relation to a letter of credit.

      LETTER OF CREDIT means any letter of credit, services, accommodation, guarantee, indemnity, payment, undertaking or confirming facility provided at the company's request by or on behalf of GE Capital or any steps taken to attempt to provide those facilities by GE Capital.

      LETTER OF CREDIT APPLICATION means a request that GE Capital incur LC obligations in a form acceptable to the issuing bank selected by GE Capital.

      LETTER OF CREDIT FACILITY means the letter of credit facility provided under this agreement.

      LETTER OF CREDIT FACILITY LIMIT means the amount set out as such in the Details.

      LETTER OF CREDIT FEE means the fee described in clause 7.1(c) and the Details.

      LETTER OF CREDIT LIABILITY means any claim, action, loss, liability, charge, cost, expense, outgoing or payment which GE Capital incurs or which is payable or to become payable in the future by GE Capital in relation to or arising out of:

      (a) GE Capital procuring the issuance of or making any payment in relation to any letter of credit or any request by the company to issue a letter of credit including without limitation under any indemnity given by GE Capital to procure the issuance of a letter of credit;

      (b)   any claim for payment in relation to a letter of credit;

      (c) anything done by any person who is or claims to be entitled to the benefit of a letter of credit; or

      (d)   anything done by the issuer of any letter of credit,

      including without limitation, interest, commission, charges, costs and expenses paid, payable or charged to GE Capital in respect of a letter of credit.

      MATERIAL ADVERSE EFFECT means something which in the reasonable opinion of GE Capital materially adversely affects:

      (a) the legality, validity or enforceability of a transaction document against an obligor; or

      (b) the obligor's ability to observe its obligations under any transaction document; or

      (c)   the rights of GE Capital under a transaction document; or

      (d) the ability of GE Capital to enforce its rights under the transaction documents; or

      (e) the relevant entity's business, assets, prospects or financial or other condition.

      MATURITY DATE means the maturity date set out in the Details, but if that is not a business day, then the preceding business day.

      OBLIGOR means the company and the guarantor and each of them jointly and severally.


                              Page 53 of 84 Pages

      OFFER OF SALE means an offer made by the company to GE Capital for the sale of debts from time to time under clause 2.2 of this agreement. The parties agree that the offer will be constituted by a drawdown notice accompanied by a schedule identifying the debts the subject of the offer.

      PERMITTED DIVIDEND means a dividend payment made by the company provided that:

      (a)   the dividend is limited to 10% of excess cash flow;

      (b) excess availability, after payment of the dividend, is 10% of the availability limit; and

      (c)   the APT Loan;

      (d)   no event of default has occurred and subsists.

      PERMITTED INDEBTEDNESS means:

      (a) the indebtedness described in the disclosure statement which has been approved by GE Capital; and

      (b)   indebtedness arising under the transaction documents; and

      (c)   the indebtedness arising under the Vodafone Guarantee;

      (d)   any indebtedness arising under the APT Loan;

      (e) any indebtedness incurred under the revolving credit agreement (but subject to the restrictions in the subordination deed);

      (f) indebtedness otherwise expressly permitted or required under the transaction documents.

      PERMITTED PAYMENT means a payment by the company to a person that has entered into a transaction document with GE Capital provided the payment is made in accordance with the terms of the transaction document, and no event of default has occurred or will occur by making the payment.

      PERMITTED SECURITY INTERESTS means:

      (a)   a security interest created under a transaction document; and

      (b) a security interest arising by operation of law to secure a monetary obligation in the ordinary course of business other than one securing an obligation not discharged when due; and

      (c) a security interest described in the disclosure statement given to GE Capital prior to the first drawdown date or a security interest after the date of this agreement with the prior written consent of GE Capital; and

      (d)   the Vodafone Guarantee.

      PROJECTIONS means forecasted balance sheets, profit and loss statements and cash flow statements, all prepared on a consolidated and consolidating basis, and otherwise


                              Page 54 of 84 Pages
      consistent with the historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

      PURCHASE DATE means the date that GE Capital is taken to have purchased any debts from the company by crediting the sale account with the sale price.

      REAL PROPERTY means, in respect of a person, the real property owned, leased, subleased used or controlled by that person.

      RECEIVABLES FACILITY means the facility provided under clause 1.2 of this agreement.

      RECOURSE AMOUNT means the amount payable by the company to GE Capital under clause 5.9.

      RELATED ENTITY has the meaning it has in the Corporations Act 2001
      (Cwlth).

      REMEDIATION means the investigation, clean-up, removal, abatement, disposal, control, containment, encapsulation or other treatment of any hazardous material and includes the monitoring and risk management of any hazardous material.

      REPORTING GROUP means each of the obligors that are companies, and their subsidiaries on a consolidated basis jointly and severally, in their own capacities and as trustee of any trust.

      RESTRICTED PAYMENT means:

      (a) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of a company's share capital; or

      (b) any payment on account of the purchase, redemption, defeasance, sinking fund or other retirement of a person's share capital or any other payment or distribution made in respect of the company's share capital, either directly or indirectly; or

      (c) any payment or repayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission or with respect to, any subordinated debt of the company; or

      (d) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire the company's share capital; or

      (e) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of shares in the company's share capital or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission; or

      (f) any payment, repayment, loan, contribution, or other disposition or transfer of funds or other property to any affiliate or related entity of the company other than a permitted payment or permitted dividend; or


                              Page 55 of 84 Pages

      (g) management or consultancy fees paid or payable to a related entity or affiliate of the company.

      REVOLVING CREDIT AGREEMENT has the same meaning as in the subordination deed.

      SALE ACCOUNT means the account maintained by GE Capital recording amounts payable by GE Capital to the company for debts purchased or which may be purchased by GE Capital from the company under this agreement.

      SALE PRICE means the net face value of the debts to be purchased by GE Capital multiplied by the sale rate.

      SALE RATE means 85% less the dilution.

      SECURITY INTEREST means any security for the payment of money or performance of obligations including a mortgage, charge, lien, pledge, trust or power. Security interest also includes a guarantee.

      STANDBY LETTER OF CREDIT means each letter of credit which is not a trade letter of credit or a term letter of credit.

      SUBORDINATION DEED means the subordination deed dated on or about the date of this agreement between the company, GE Capital and the treasury centre.

      SUBSIDIARY of an entity means another entity which is a subsidiary of the first within the meaning of part 1.2 division 6 of the Corporations Act 2001 (Cwlth) or is a subsidiary of or otherwise controlled by the first within the meaning of any approved accounting standard.

      TANGIBLE NET WORTH means the book value of the assets of the reporting group less:

      (a) goodwill, capitalised organisational expenses, capitalised research and development expenses, capitalised marketing costs, trademarks, trade names, copyrights, patents, patent applications, licences and rights in any of them and other intangible items;

      (b)   unamortised debt discount and expense;

      (c)   prepaid expenses;

      (d) any write up in the book value of any asset resulting from a revaluation;

      (e)   any reserves applicable to those assets; and

      (f) the liabilities of the reporting group (including accrued and deferred income taxes),

      all as determined in accordance with GAAP.

      TAXES means taxes, levies, imposts, charges and duties imposed by any authority (including without limitation GST, stamp duty and any other transaction duties) (together with any related interest, penalties, fines and expenses in connection with them), except if imposed on the overall net income of GE Capital.


                              Page 56 of 84 Pages

      TERM LETTER OF CREDIT means any letter of credit issued which is payable on a deferred payment basis or at a fixed and determinable future date.

      TRADE LETTER OF CREDIT means any letter of credit issued in connection with the purchase by the company of finished goods and/or capital equipment approved in advance by GE Capital.

      TRANSACTION DOCUMENTS means:

      (a)   this agreement;

      (b)   the subordination deed;

      (c) each of the documents set out in Schedule 1 or required to be provided as set out in Schedule 1;

      (d) each document required to be provided by or on behalf of an obligor under this agreement;

      (e) each document which the company acknowledges in writing to be a transaction document;

      (f) each document including or containing obligations of any of the obligors to GE Capital; and

      (g) each other document connected with any of the documents set out in sub-clauses (a) to (f).

      TREASURY CENTRE means Brightpoint Holdings BV of Herengracht 548, 1017 CG, Amsterdam, The Netherlands.

      UNUSED FACILITY FEE means the fee described in clause 7.1(b) and the Details.

      VODAFONE means Vodafone New Zealand Limited.

      VODAFONE GUARANTEE means the guarantee dated on or about the date of this agreement granted by the company in favour of Vodafone.

      WORKING CAPITAL means current assets less current liabilities as those terms are defined in schedule 5 to the regulations to the Corporations Act 2001 (Cwlth).

REFERENCES TO CERTAIN GENERAL TERMS

23.2 Unless the contrary intention appears, a reference in a transaction document to:

      (a) a group of persons is a reference to any two or more of them collectively and to each of them individually;

      (b) an agreement, representation or warranty in favour of two or more persons is for the benefit of them collectively and each of them individually;

      (c) an agreement, representation or warranty by two or more persons binds them collectively and each of them individually;


                              Page 57 of 84 Pages

      (d) anything (including an amount) is a reference to the whole and each part of it;

      (e) a document (including this agreement) includes any variation or replacement of it;

      (f) any legislation includes any consolidation, amendment, re-enactment or replacement of it and any regulations and other instruments made under it;

      (g) an accounting term is a reference to that term as it is used in accounting standards under the Corporations Act 2001 (Cwlth), or, if not inconsistent with those standards, in accounting principles and practices generally accepted in Australia;

      (h) Australian dollars or $ is a reference to the lawful currency of Australia;

      (i)   a time of day is a reference to Sydney time;

      (j) a week is a reference to the period of seven consecutive days commencing on each Sunday;

      (k) the word "person" includes an individual, a firm, a body corporate, an unincorporated association and an authority;

      (l) a particular person includes a reference to the person's executors, administrators, successors, substitutes (including persons taking by novation) and assigns;

      (m) the word "payable" in relation to an amount, means an amount which is currently payable or will or may be payable in the future; and

      (n) the words "including", "for example" or "such as" when introducing an example, do not limit the meaning of the words to which the example relates to that example or examples of a similar kind.

NUMBER

23.3  The singular includes the plural and vice versa.

HEADINGS

23.4 Headings are for convenience only and do not affect the interpretation of this agreement.


                               Page 58 of 84 Pages

SCHEDULE 1 - CONDITIONS PRECEDENT (CLAUSE 2.4)

ITEM                                            FORM                 RESPONSIBLE
1     Extract of minutes of a meeting of        Certified            Format provided by GE Capital.
      each obligor's board of directors         Copy
      which evidences the resolutions:                               Executed copy from company

      (a)   authorising the signing and
            delivery of transaction
            documents to which the
            entity is a party and the
            observance of obligations
            under those documents; and

      (b)   appointing authorised
            officers of the entity; and

      (c)   which acknowledge that the
            transaction documents (to
            which the entity is a party)
            will benefit that entity;
            and

      (d)   authorising the execution of
            a power of attorney to
            enable execution of
            transaction documents to
            which it is a party by the
            attorney.

2     Each document which evidences any         Certified copy       Company
      other necessary corporate or other
      action of each obligor in
      connection with the transaction
      documents to which it is party.

3     Certificate of specimen signatures        Original             Format supplied by GE Capital
      of:
                                                                     Executed copy from obligor
      (a)   each authorised officer of
            the obligor; and

      (b)   each other person who is
            authorised to sign a
            transaction document for the
            obligor.


                               Page 59 of 84 Pages

ITEM                                            FORM                 RESPONSIBLE
4     A$ Facility Agreement fully signed        Original             Company
      by each obligor.

5     Fixed and floating charge over all        Original             Company
      present and future assets and
      undertaking of the company fully
      signed and in registrable form.

6     Fully signed Corporations Act 2001        Original             Company
      (Cwlth) Form 309 from the company.

7     A statutory declaration from a            Original             Company
      director or secretary of each
      obligor providing the charge
      setting out the value and location
      of the assets of the obligor.

8     Evidence of payment of stamp duty         Original             Company
      or a cheque in favour of GE
      Capital's solicitors for the
      amount of the estimated duty.

9     Initial borrowing base certificate        Original             Format from GE Capital.
      completed and certified.                                       Completed by company.

10    A letter authorising the obligor's        Original             Company
      accountant to communicate with GE
      Capital in accordance with clause
      13.6.

11    Financial statements for the year         Original             Company
      ended 31 December 2001.

12    Initial disclosure statement              Original             Format from GE Capital.
      completed and certified by each                                Completed by Company.
      obligor.

13    Initial drawdown notice completed         Original             Format from GE Capital.
      and certified.                                                 Completed by Company.

14    Certified copy of all trust deeds         Certified copy       Company
      to which any obligor is a party
      including all variations to the
      trust deeds.


                               Page 60 of 84 Pages

ITEM                                            FORM                 RESPONSIBLE
15    All documents required by GE              Original             Company
      Capital to satisfy GE Capital that
      the trust deeds to which any
      obligor is a party will not have a
      material adverse effect on any
      transaction document including
      acknowledgments by trustees and
      beneficiaries.

16    A legal opinion from company's            Original             GE Capital
      solicitor on terms acceptable to
      GE Capital.

17    Acknowledgments or agreements             Original             Company
      fully executed by all landlords,
      mortgagees, and occupiers of
      properties at which eligible
      inventory is located, or other
      persons in possession of eligible
      inventory. Original Company

18    Subordination Deed.                       Original             Company

19    Power of attorney for execution of        Certified copy       Company
      transaction documents.

20    Evidence of insurance on terms and        Copy                 Company
      in amounts approved by GE Capital
      and noting GE Capital's security
      interest.

21    Evidence that the excess                  Copy                 Company
      availability of the reporting
      group on the closing date is at
      least A$4,500,000 without increase
      to current liabilities or
      deterioration in working capital.

22    Authority to complete documents           Original             Company
      and comply with requisitions,
      fully signed by each of the
      obligor.

23    Blocked account agreement fully           Original             Company
      signed, in respect of all blocked
      accounts operated by the reporting
      group.


                              Page 61 of 84 Pages

ITEM                                            FORM                 RESPONSIBLE
29    Release of all security interests         Original             Company
      over assets of the obligors other
      than those approved by GE Capital.

30    Evidence of corporate structure,          Copies               Company
      capital structure, debt
      instruments and material contracts
      required under the terms of this
      agreement, on terms acceptable to
      GE Capital.

31    Evidence of all waivers and               Copies               Company
      consents required by government or
      semi government authorities or
      third parties allowing the
      obligors to enter into the
      transaction documents on terms
      acceptable to GE Capital.

32    A legal opinion from treasury             Original             Company
      centre's solicitor on terms
      acceptable to GE Capital

33    Assignment of all insurance               Original             Company
      policies covering debtors


                              Page 62 of 84 Pages

SCHEDULE 2 - INITIAL DRAWDOWN NOTICE (CLAUSE 2.2)

            To:   GE Capital Finance Pty Limited
                  Level 13, 255 George Street
                  Sydney NSW 2000

            Attention: The Account Manager - Brightpoint Australia Pty Limited

            [DATE]

            DRAWDOWN NOTICE - A$ FACILITY AGREEMENT BETWEEN BRIGHTPOINT AUSTRALIA PTY LIMITED, ADVANCED PORTABLE TECHNOLOGIES PTY LIMITED AND GE CAPITAL FINANCE PTY LIMITED DATED [ ] ("FACILITY AGREEMENT")

            Under clause 2.2 ("Requesting a drawing") of the facility agreement, we give notice that the company wants to borrow under the facility as follows:

            (a)   the requested drawdown date is                ;

            (b)   the amount of the proposed drawing is A$               ;

            (c)   the proposed drawing is to be paid to:

                  Account number:

                  Account name:

                  Bank:

                  Branch:

                  BSB:

            (d) the company making the proposed drawing is Brightpoint Australia Pty Limited represents and warrants that the representations and warranties in clause 12 ("Representations and warranties") of the facility agreement are true complete and correct and not misleading on the date of this notice and that each will be true complete and correct and not misleading on the drawdown date and that I am an authorised officer of the company.

            The Interpretation clause of the facility agreement applies to this notice as if it was fully set out in this notice.


            ______________________________        ______________________________
            Signed                                Signed

            ______________________________        ______________________________
            Printed Name                          Printed Name
            being an authorised officer of        being an authorised officer of

            ______________________________        ______________________________


                              Page 63 of 84 Pages

SCHEDULE 3 - BORROWING BASE CERTIFICATE

BORROWING BASE CERTIFICATE

                                              Previously faxed:     YES      NO
Company name:               Date:             BBC Number

                                 TO BE INSERTED

I certify that the above information is true and correct and not misleading and that the eligible accounts in line 6 and eligible inventory in line 9 include only those accounts and inventory as those terms are defined in the A$ Facility
Agreement dated [         ]_______ between GE Capital Finance Pty Limited,
Brightpoint Australia Pty Limited and Advanced Portable Technologies Pty Limited. _____________.


PREPARED BY: _______________________        BY:   ______________________________

                                            TITLE:______________________________


                              Page 64 of 84 Pages

SCHEDULE 4 - EXCLUSIONARY CRITERIA

1. In respect of eligible accounts, the exclusionary criteria excludes any account:

      (a) which does not arise from the sale of goods or the performance of services by the company in the ordinary course of its business;

      (b) if the company's right to receive payment is not absolute or is contingent;

      (c) if the company is not able to bring suit or otherwise enforce its remedies against the account debtor through judicial process;

      (d) to the extent any defence, counterclaim, set-off or dispute is asserted as to the account;

      (e) if the account represents a progress billing consisting of an invoice for goods sold or used or services rendered pursuant to a contract under which the account debtor's obligation to pay that invoice is subject to the company's completion of further performance under that contract;

      (f) that is not a true and correct statement of bona fide indebtedness incurred in the amount of the account for goods sold to or services rendered and accepted by the applicable account debtor;

      (g) with respect to which an invoice, acceptable to GE Capital in form and substance, has not been sent to the applicable account debtor;

      (h)   that is not owned by the company;

      (i) that is subject to any right, claim, security interest or other interest of any other person other than a retention of title interest or claim, other than in favour of or GE Capital;

      (j) that arises from a sale to any officer, other employee, related entity or affiliate of the obligor, or to any entity which has any common officer with the obligor;

      (k) that is not paid within 90 days of the end of the month in which the invoice was issued;

      (l)   if the relevant account debtor is or becomes insolvent:

      (m) if GE Capital's interest in it is not a first priority security interest;

      (n) as to which any of the representations or warranties pertaining to accounts set forth in any transaction document is untrue;

      (o)   which is payable in any currency other than Australian Dollars;

      (p) that is the obligation of a debtor outside Australia, unless the account is supported by a letter of credit in which GE Capital has a first priority security interest or credit insurance acceptable to GE Capital;


                              Page 65 of 84 Pages

      (q) that is the obligation of a debtor to whom the company is or may become liable for goods sold or services rendered by the debtor to the company, to the extent of the company's liability to the debtor;

      (r) that arises with respect to goods which are delivered on a cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the debtor may be conditional;

      (s) (i) payable by Vodafone Pty Limited where the total unpaid accounts of Vodafone Pty Limited exceed 30% of the aggregate payable to the company at that time; and

            (ii) payable by any other debtor where the total unpaid accounts of those debtors exceed 25% of the aggregate of all accounts payable to the company at that time, to the extent of that excess;

      (t) that are accounts of a debtor if 50% or more of the accounts owing from that debtor remain unpaid within the periods specified in (k) for the debtor;

      (u) that arises from any bill-and-hold or other sale of goods which remain in the company's possession or under the company's control;

      (v) to the extent that the account exceeds any credit limit established by GE Capital in GE Capital's sole discretion;

      (w) that represents interest payments or service charges owing to the company; or

      (x) which is unacceptable to GE Capital in its reasonable credit judgment.

2. In respect of eligible inventory, the exclusionary criteria excludes any item:

      (a) subject to any retention of title claim or encumbrance or which is covered by a negotiable document of title other than any right or claim of GE Capital;

      (b) not located on premises owned or operated by the company and identified in the disclosure statement;

      (c) not located on premises where an agreement, acknowledgment or waiver in a form acceptable to GE Capital has been provided to GE Capital by the owner, mortgagee and occupier (if it is not an obligor) of the premises where the inventory is located;

      (d) located on premises where the aggregate value of the items on those premises is less than A$100,000;

      (e)   in transit;

      (f)   which is not covered by insurance acceptable to GE Capital;

      (g) in GE Capital's good faith credit judgement which is obsolete, unsaleable, shop worn, damaged or unfit for further processing or is not of good and merchantable quality or free from defects;


                              Page 66 of 84 Pages

      (h) which consists of slow moving items, discontinued items, returned items, or used items held for re-sale or finished goods on hand for a period in excess of 12 months where the current inventory holdings are greater than the sales levels for that item for the previous 12 months;

      (i) which does not meet all standards imposed by any government authority, including relating to its production, acquisition or importation;

      (j) which is held by the company on consignment or placed by the company on consignment;

      (k) subject to any licensing, patent, royalty, trademark, trade name or copyright agreement (excluding agreements made between the company and Vodafone or any other suppliers as advised from time to time in writing by GE Capital to the company) or requires the consent of any person for the completion, manufacture or sale;

      (l) which is unacceptable to GE Capital in its reasonable credit judgment;

      (m) which is covered by a negotiable document of title, unless the document and evidence of acceptable insurance covering the inventory has been delivered to GE Capital;

      (n)   which does not consist of finished goods;

      (o)   which is held for rental or lease by or on behalf of the company;

      (p) which in any way fails to meet or violates any warranty, representation or covenant contained in this agreement or any other transaction document.


                              Page 67 of 84 Pages

SCHEDULE 5 - LETTERS OF CREDIT (CLAUSE 2.11)

REQUESTING A LETTER OF CREDIT

      s5.1 If the company wants a letter of credit to be issued, the company must have excess availability in excess of the face value amount of the letter of credit requested. The company agrees to give a letter of credit application to GE Capital no later than 2 business days before the proposed issuance date. The letter of credit application must contain:

            (a)   details of the beneficiary of the requested letter of credit;
                  and

            (b) the proposed issuance date of the requested letter of credit (which must be no later than 2 business days after the date of the letter of credit application); and

            (c) the proposed expiry date (if any) of the requested letter of credit which must be no later than one year after the issuance date without GE Capital's written consent, and must not be any later than the maturity date; and

            (d) the face value amount in Australian dollars of the requested letter of credit (which must be an amount which when added to the face value amount of each current LC must not exceed the letter of credit facility limit and must not exceed the amount of any excess availability calculated at that time); and

            (e) any other information GE Capital may reasonably require from time to time.

LETTER OF CREDIT FACILITY LIMIT

      s5.2 The total amount of the letter of credit liability which is payable or to become payable in respect of all letters of credit issued under this agreement must not exceed the letter of credit facility limit.

EFFECT OF A LETTER OF CREDIT APPLICATION

      s5.3 A letter of credit application is effective when GE Capital actually receives it in legible form. An effective letter of credit application is irrevocable unless the company advises GE Capital in writing that the company no longer requires a letter of credit and at that time GE Capital has not taken any steps to make the letter of credit available which GE Capital cannot rescind or reverse without GE Capital incurring a loss.

CONDITIONS PRECEDENT TO ISSUE OF AN LC

      s5.4 The company must ensure that the form of the letter of credit is satisfactory to GE Capital and the issuing bank.


                              Page 68 of 84 Pages

PAYMENT OF AN LC

      s5.5 If a letter of credit is called or if any letter of credit liability arises or is paid by GE Capital, then the amount called, payable or paid must be immediately repaid to GE Capital. GE Capital may debit the company's loan account with the amount required to be paid. The debit is deemed to be a current drawing under the facility of the amount called payable or paid. The company acknowledges its indebtedness to GE Capital for the amount of that current drawing.

      s5.6 If any letter of credit is issued in a currency other than Australian dollars, GE Capital may convert the amount of the letter of credit liability into Australian dollars (even though it may be necessary to convert through a third currency to do so) for the purpose of calculating the amount of the letter of credit liability on the day and at the rates it considers appropriate and may add its usual costs in connection to the conversion to Australian dollars.

      s5.7 Without prejudice to any other power of GE Capital, upon or at any time after the occurrence of an event of default and for so long as it subsists, GE Capital may require the company by notice to pay to GE Capital cash cover equal to 100% of the face value amount of each current LC (where the letter of credit is denominated in Australian dollars) and otherwise an amount equal to 105% of the face value amount of each current LC. Upon receiving the notice the company must immediately pay the cash cover specified in the notice to GE Capital in immediately available funds and in Australian dollars. The additional 5% of the face value amount of each current LC ("Buffer") is to be applied by GE Capital against any costs relating to foreign exchange conversion. To the extent that such costs are less than the amount representing the Buffer, GE Capital shall repay the balance of the cash cover to the company.

      s5.8 If any LC obligations are subsisting on the maturity date, the company must either immediately:

            (a) cause each current LC to be returned to the issuer and cancelled; or

            (b) pay to GE Capital, in immediately available funds, an amount equal to 100% of the face value amount of each current LC (where the letter of credit is denominated in Australian dollars) and otherwise an amount equal to 105% of the aggregate amount of the face value amount of each current LC to be held by GE Capital as cash collateral in an account of GE Capital; or

            (c) procure the delivery to GE Capital of a bank guarantee in form and substance and in currencies approved by GE Capital in an amount equal to 100% of the face value amount of each current LC (where the letter of credit is denominated in Australian dollars) and otherwise an amount equal to 105% of the aggregate amount of the face value amount of current LCs.


                              Page 69 of 84 Pages
      s5.9 Without prejudice to any other power of GE Capital, if any LC obligations are subsisting on the maturity date or on the occurrence of any event of default, GE Capital may pay the beneficiary all amounts payable or to become payable in the future under the letter of credit.


                              Page 70 of 84 Pages

SCHEDULE 6 - DISCLOSURES

1     CLAUSE 12.1 J) - LITIGATION MATTERS

2     CLAUSE 12.1 K) - TRUSTEE MATTERS

3     CLAUSE 12.1 L) - REAL PROPERTY

4     CLAUSE 12.1 N) - EMPLOYMENT MATTERS

5     CLAUSE 12.1 O) - JOINT VENTURES, SUBSIDIARIES AND AFFILIATES

6     CLAUSE 12.1 P) - SHARE CAPITAL

       SHAREHOLDER                   SHARES HELD             FULLY PAID

7     CLAUSE 12.1 Q) - INDEBTEDNESS

8     CLAUSE 12.1 R) - TAXES

9     CLAUSE 12.1 T) - INTELLECTUAL PROPERTY

10    CLAUSE 12.1 V) - ENVIRONMENTAL MATTERS

10    CLAUSE 12.1 W) - INSURANCE POLICIES

11    CLAUSE 12.1 X) - BANK ACCOUNTS

12    CLAUSE 12.1 Y) - AGREEMENTS AND OTHER DOCUMENTS

13    CLAUSE 13.1 J) - BUSINESS NAMES


                              Page 71 of 84 Pages

SCHEDULE 7 - GUARANTEE AND INDEMNITY (CLAUSE 18.1)

GUARANTEE

      s7.1 The guarantor unconditionally and irrevocably guarantees payment to GE Capital of the guaranteed money and guarantees to GE Capital the due performance by the company of the company's obligations to GE Capital under the transaction documents as a principal obligation. If the company does not pay the guaranteed money on time and in accordance with the transaction documents, then the guarantor agrees to pay the guaranteed money to GE Capital on demand. A demand may be made at any time and from time to time and whether or not GE Capital has made demand on the company.

NATURE OF GUARANTEE

      s7.2 This guarantee is a continuing obligation and extends to all of the guaranteed money.

INDEMNITY

      s7.3 The guarantor unconditionally and irrevocably indemnifies GE Capital as a principal obligation against any liability or loss (including consequential or economic loss) arising, and any costs GE Capital suffers or incurs:

            (a) if an obligor does not, is not obliged to, or is unable to, pay the guaranteed money in accordance with the transaction documents; or

            (b) if the guarantor is not obliged to pay GE Capital an amount under clause s7.1 ("Guarantee"); or

            (c) if GE Capital is obliged, or agrees, to pay an amount to a trustee in bankruptcy or liquidator (of an insolvent person) in connection with a payment by an obligor (for example, GE Capital may have to, or may agree to, pay interest on the amount); or

            (d)   if the guarantor defaults under this guarantee; or

            (e) in connection with any person exercising, or not exercising, rights under this guarantee; or

            (f) if any obligor defaults under this agreement or any transaction document; or

            (g) if the guaranteed money is not recoverable or recovered by GE Capital from any obligor.

REINSTATEMENT OF RIGHTS

      s7.4 A trustee in bankruptcy, liquidator or controller or any other person may ask GE Capital to refund a payment it has received or otherwise repay money it has received in connection with this guarantee the guaranteed money or the


                              Page 72 of 84 Pages
            transactions documents. To the extent GE Capital is obliged to, or agrees to, make a refund or repayment it may treat the payment as if it had not been made. It is then entitled to its rights against the guarantor under this guarantee as if the payment had never been made. This applies despite anything in this guarantee.

RIGHTS OF GE CAPITAL ARE PROTECTED

      s7.5 Rights given to GE Capital under this guarantee (and the guarantor's liabilities under it) are not affected by any act or omission by GE Capital or by anything else that might otherwise affect them under law or otherwise, including:

            (a) the fact that it varies or replaces any arrangement under which the guaranteed money is expressed to be owing, such as by increasing the facility limit or extending the term; or

            (b) the fact that it releases the company or an obligor or gives it a concession, such as more time to pay or compromises any of the guaranteed money; or

            (c)   the fact that the company opens an account with it; or

            (d) the fact it releases, loses the benefit of or does not obtain any transaction document; or

            (e) the fact that it does not register any transaction document which could be registered; or

            (f) the fact that it releases any person who guarantees any of the company's obligations; or

            (g) the fact that a person becomes a guarantor after the date of this agreement; or

            (h) the fact that the obligations of any person who guarantees any of the company's obligations may be void or may not be enforceable; or

            (i) the fact that any person who was intended to guarantee any of the company's obligations does not do so or does not do so effectively; or

            (j) the death, mental or physical disability or insolvency of any person including an obligor; or

            (k)   changes in the membership, name or business of any person; or

            (l)   any neglect, omission, default or delay of GE Capital.

NO MERGER

      s7.6 This guarantee does not merge with or adversely affect, and is not adversely affected by, any of the following:

            (a) any other guarantee, indemnity, or security interest, or other right or remedy to which GE Capital is entitled; or


                              Page 73 of 84 Pages

            (b) a judgment which GE Capital obtains against the guarantor in connection with the guaranteed money or any other amount payable under this guarantee.

            GE Capital may still exercise rights under this guarantee as well as under the judgment, other guarantee, indemnity, security interest, or other right or remedy.

EXTENT OF GUARANTOR'S OBLIGATIONS

      s7.7 If more than one person is named as "guarantor" each of them is liable for all the obligations under this guarantee both separately on its own and jointly with any one or more other persons named as "guarantor". This guarantee binds each person who signs as "guarantor" even if another person who was intended to sign does not sign it or is not bound by it.

GUARANTOR'S RIGHTS ARE SUSPENDED

      s.7.8 As long as any of the guaranteed money remains unpaid, the guarantor may not, without GE Capital's written consent:

            (a) reduce its liability under this guarantee by claiming that it or any obligor or any other person has a right of set-off subrogation or counterclaim against GE Capital; or

            (b) exercise any legal right to claim to be entitled to the benefit of another guarantee, indemnity, or security interest given in connection with the guaranteed money or any other amount payable under this guarantee (for example, the guarantor may not try to enforce any security interest GE Capital has taken to ensure repayment of the guaranteed money); or

            (c) claim an amount from the company, or another guarantor of the company's obligations, under a right of indemnity or any other claim, or enforce any right against either of them; or

            (d)   claim an amount in the insolvency of any obligor; or

            (e) directly or indirectly withdraw or seek to withdraw any money loaned by the guarantor to the company or otherwise owing to the guarantor by the company or accept or receive any property or payment of the company or take any encumbrance or security interest from the company; or

            (f) transfer, assign or otherwise dispose of any claim the guarantor may have against the company other than by way of complete release or make or cause any other person to claim, demand or bring an action against the company directly or indirectly.

            Any money, property or other benefit received by the guarantor from the company in contravention of this clause is received on the basis that it is held on trust for GE Capital and will be paid to GE Capital on receipt by the guarantor.


                              Page 74 of 84 Pages

CROSS GUARANTEE

      s7.9 This guarantee takes effect as a cross-guarantee and cross-indemnity when one or more of the company are the same as one or more of the guarantor. In those circumstances it is a separate guarantee and indemnity in relation to each obligor as if that person were:

            (a)   the only person included in the definition of "company"; and

            (b)   excluded from the definition of "guarantor".


                              Page 75 of 84 Pages

SCHEDULE 8A - MASTER AGREEMENT FOR DOCUMENTARY LETTERS OF CREDIT

                              TERMS AND CONDITIONS

The company ("APPLICANT") will require, from time to time, Documentary Letters of Credit. GE Capital Finance Pty Limited ("GE CAPITAL") may, upon the Applicant's application therefor, and to the extent such application is approved in accordance with the Facility Agreement by GE Capital, arrange for the issuance of credits through GE Capital Trade Services Ltd (the "BANK"), a Hong Kong corporation and wholly owned by General Electric Capital Corporation or through another financial institution satisfactory to GE Capital. Each Documentary Letter of Credit issued through the Bank (hereinafter each such Documentary Letter of Credit will be referred to as the "Credit") will be governed by and interpreted in accordance with the following terms and conditions. Capitalized terms shall have the meanings accorded them in Section 9, Definitions, below.

1.    PAYMENT TERMS.

      Applicant agrees to pay to GE Capital on demand in the manner provided for by the Facility Agreement in the currency stipulated in the Facility Agreement, in immediately available funds: (i) each amount drawn under the Credit in Dollars or in the event that drafts under the Credit are payable in a currency other than Dollars, the Dollar Equivalent of each amount so drawn; (ii) interest on each amount (or the Dollar Equivalent thereof) so drawn for each day from the date of payment of the relevant draft up to and including the date of payment in full of such amount by Applicant to GE Capital, at a rate per annum equal to the rate per annum on Annex A hereto, or, if none is specified, in accordance with the Facility Agreement; and (iii) any and all commissions and charges of, and any and all costs and expenses incurred by, GE Capital, the Bank and each of their correspondents in relation to the Credit and all drafts thereunder.

2.    SECURITY INTEREST.

      Under the Transaction Documents the Applicant has granted to GE Capital security over all of its assets and undertakings. The rights under the Transaction Documents do not limit any other rights GE Capital or the Bank may have at law, including the interest in and unqualified right to the possession and disposal of all property shipped under or in connection with the Credit, and also in and to all shipping documents, documents of title or drafts drawn under the Credit.

3.    ADMINISTRATION OF CREDIT.

      (a) Applicant will promptly examine the copy of the Credit (and any amendments thereof) sent to Applicant, as well as all other instruments and documents delivered to Applicant from time to time in connection with the Credit, and, in the event Applicant has any claim of non-compliance with the instructions or of any discrepancy or other irregularity, Applicant will immediately notify GE Capital thereof in writing, and Applicant will conclusively be deemed to have waived any such claim against GE Capital, Bank and their correspondents unless such immediate notice is given as aforesaid.


                              Page 76 of 84 Pages

      (b) Neither Bank, GE Capital nor any of their correspondents shall be responsible for, and neither Bank's and GE Capital's powers and rights hereunder nor Applicant's Obligations shall be affected by:
            (i) any act or omission pursuant to Applicant's instructions; (ii) any other act or omission of Bank, GE Capital or their correspondents or their respective agents or employees other than any such arising from its or their gross negligence or wilful misconduct; (iii) the validity, accuracy or genuineness of drafts, documents or required statements, even if such drafts, documents or statements should in fact prove to be in any or all respects invalid, inaccurate, fraudulent or forged (and notwithstanding that Applicant shall have notified Bank or GE Capital thereof); (iv) failure of any draft to bear any reference or adequate reference to the Credit; (v) errors, omissions, interruptions or delays in transmission of delivery of any messages however sent and whether or not in code or otherwise; (vi) any act, default, omission, insolvency or failure in business of any other person (including any correspondent) or any consequences arising from causes beyond Bank's or GE Capital's control; or (vii) any acts or omissions of any Beneficiary of the Credit or transferee of the Credit, if transferable. Without limiting the generality of the foregoing, the Bank may (i) act in reliance on any oral, telephone, telegraphic, electronic, facsimile or written request, notice, or instruction believed in good faith to be from or have been authorised by the Applicant, (ii) receive, accept or pay as complying with the terms of the Credit any Drafts or other documents, otherwise in order, which are signed by or issued to any person or entity acting as the representative of, or in the place of, the party in whose name the Credit provides that any Drafts or other documents should be drawn or issued and (iii) waive its stipulation that the bank nominated in the Credit shall accept or pay the Drafts, and the Bank may then accept presentations of Drafts and documents for payment directly.

      (c) GE Capital may appoint any of its other related bodies corporate as "Bank" at any time and any Bank may assign or otherwise deal with all or any portion of its rights under this Agreement or the Credit, (including without limitation any reimbursement obligation owing to it) in any way it sees fit including to any subsidiary or related bodies corporate of General Electric Capital Corporation, in each case without prior notice to Applicant.

4.    EXTENSIONS, INCREASES AND MODIFICATIONS OF CREDIT.

      Each Applicant agrees that GE Capital, acting through the Bank may at any time and from time to time, in its discretion, by agreement with one or more other Applicants: (a) further finance or refinance any transaction under the Credit; (b) renew, extend or change the time of payment or the manner, place or terms of payment of any of the Obligations; (c) settle or compromise any of the Obligations or subordinate the payment thereof to the payment of any other debts of or claims against any Applicant which may at the time be due or owing to the Bank; or (d) release any Applicant or any Guarantor or any Collateral, or modify the terms under which such Collateral is held, or forego any right of set-off, or modify or amend in any way this Agreement or the Credit, or give any waiver of consent under this Agreement.


                              Page 77 of 84 Pages

5.    RESERVE REQUIREMENTS AND SIMILAR COSTS.

      If Bank is now or hereafter becomes subject to any reserve, special deposit or similar requirement against assets of, deposits with, or for the account of, or credit extended by, Bank, or any other condition is imposed upon Bank which imposes a cost upon Bank, and the result, in the determination of Bank is to increase the cost to Bank of maintaining a Credit or paying or funding the payment of any draft thereunder, or to reduce the amount of any sum received or receivable, directly, by Bank hereunder, Applicant will pay to Bank upon demand such amounts required to compensate Bank for such increased cost or reduction. In making the determinations contemplated hereunder, Bank may make such estimates, assumptions, allocations and the like which Bank in good faith determines to be appropriate, but Bank's selection thereof, and Bank's determinations based thereon, shall be prima facie evidence upon Applicant absent manifest error.

6.    POSSESSION OF PROPERTY BY APPLICANT.

      If the Applicant obtains possession of goods or other property, if any, covered by the Credit, prior to the Bank's receipt and review of documents, then all discrepancies and other irregularities of said documents shall be deemed waived by the Applicant, and the Bank is authorised and directed to pay any Drafts drawn or purporting to be drawn upon the Credit.

7.    PARTIAL SHIPMENTS.

      (a) Except as otherwise expressly stated in the Credit (i) partial shipments may be made under the Credit, and the Bank may honour the relative Drafts without inquiry regardless of any apparent disproportion between the quantity shipped and the amount of the relative Draft and the total amount of the Credit and the total quantity to be shipped under the Credit, and (ii) if the Credit specifies shipments in instalments within stated periods and the shipper fails to ship in any designated period, shipments of subsequent instalments may nevertheless be made in their respective designated periods and the Bank may honour the relative Drafts.

8.    EVENTS OF DEFAULT, REMEDIES; PRE-FUNDING.

      (a) If any Event of Default shall have occurred and be continuing, GE Capital may declare all or any part of the Obligations (including any such which may be contingent and not matured) to be immediately due and payable. GE Capital may exercise any other rights it may have under the Transaction Documents if an Event of Default occurs and is subsisting.

      (b) Without limiting the generality of the foregoing, Applicant agrees that if: (a) any Event of Default or event which with notice or lapse of time would become an Event of Default shall have occurred;
            (b) GE Capital at any time and for any reason reasonably deems itself or Bank to be insecure or the risk of non-payment or non-performance of any of the Obligations to have increased; or (c) in the event that the Credit is denominated in a currency other than Dollars, GE Capital determines that such currency is unavailable or that the transactions contemplated by this Agreement are unlawful or contrary to any regulations to which GE Capital or Bank may be subject or that due to currency fluctuations the Dollar Equivalent of the amount of a Credit exceeds the amount of Dollars that Bank in its sole judgment expected to be its maximum exposure under a Credit, then Applicant will upon demand pay to GE Capital an amount equal to the undisbursed portion, if any, of


                              Page 78 of 84 Pages
            the Credits, and such amount shall be held as additional Collateral for the payment of all Obligations, and after the expiration hereof, to the extent not applied to the Obligations, shall be returned to Applicant.

9.    DEFINITIONS.

      As used herein, the following terms shall have the following meanings:

      "AGREEMENT" shall mean, collectively, the Application of Documentary Letter of Credit, these terms and conditions, as the same may be amended, modified, supplemented or restated from time to time.

      "APPLICANT" shall mean the Company as defined in the Facility Agreement; provided that if two or more persons or entities are named as companies the terms "Applicant" and "Applicants" shall mean each and all of such persons and entities, individually and collectively, except that, if the term "Applicant" is preceded by the word "any" or "each" or a word or words of similar import, such terms shall be deemed to refer to each of such persons or entities, individually.

      "CREDIT" shall mean a Documentary Letter of Credit issued by Bank upon Applicant's request of GE Capital, as the same may be amended and supplemented from time to time, and any and all renewals, increases, extensions and replacements thereof and therefor.

      "DOLLAR EQUIVALENT" shall mean: (a) the number of Dollars that is equivalent to an amount of a currency other than Dollars, determined by applying the Bank's selling rate (or the relevant currency against Dollars applicable to cable transfers to the place where and in the currency in which the relevant amount is payable; or (b) in the event that Bank shall not at the time be offering such a rate, the amount of Dollars that Bank, in its sole judgment, specifies as sufficient to reimburse or provide funds to Bank in respect of amounts drawn or drawable under a Credit; in either case as and when determined by Bank.

      "DOLLARS" shall mean currency stipulated in the Facility Agreement for payment of a Letter of Credit.

      "DRAFT" means any draft (sight or time), receipt, acceptance, cable or other written demand for payment.

      "EVENT OF DEFAULT" has the meaning assigned to it in the Facility
      Agreement.

      "FACILITY AGREEMENT" means this Facility Agreement between the Applicant and GE Capital.

      "GUARANTOR" shall mean any maker, drawer, acceptor, guarantor, endorser, surety, accommodation party or other person liable upon or in respect of the Obligations.

      "OBLIGATIONS" shall mean and include all indebtedness, obligations and liabilities of Applicant to GE Capital or Bank, present or future, due or to become due, absolute or contingent, arising hereunder, in connection with the Credit or any financing or refinancing thereof or under the Facility Agreement.

      "TRANSACTION DOCUMENT" has the meaning assigned to it in the Facility Agreement.


                              Page 79 of 84 Pages

10.   EXPENSES; INDEMNIFICATION.

      Applicant agrees to reimburse GE Capital and Bank upon demand for and to indemnify and hold GE Capital and Bank harmless from and against all claims, liabilities, losses, costs and expenses, including attorneys' fees and disbursements, incurred or suffered by GE Capital and/or Bank in connection with the Credit; such claims, liabilities, losses, costs and expenses shall include but not be limited to all such incurred or suffered by GE Capital and/or Bank in connection with (a) GE Capital and/or Bank's exercise of any right or remedy granted to it hereunder, (b) any claim and the prosecution or defence thereof arising out of or in any way connected with this Agreement including, without limitation, as a result of any act or omission by a Beneficiary, (c) the collection or enforcement of the Obligations, and (d) any of the events or circumstances referred to in paragraph 3(b) hereof.

11.   LICENSES; INSURANCE.

      The Applicant shall indemnify GE Capital for any losses, expenses incurred by it as a consequence of the failure by the Beneficiaries of the Credit to procure any necessary import and export or other licenses for import or export or shipping of any goods referred to in or pursuant to the Credit and to comply and to cause the Beneficiaries to comply with all foreign and domestic governmental regulations in regard to the shipment and warehousing of such goods or otherwise relating to or affecting the Credit, including governmental regulations pertaining to transactions involving designated foreign countries or their nationals. The Applicant shall to keep such goods adequately covered by insurance in amounts, with carriers and for such risks as shall be satisfactory to GE Capital, and to cause GE Capital's interest to be endorsed thereon, and to furnish GE Capital on demand with evidence thereof. Should the insurance upon said goods for any reason be unsatisfactory to GE Capital, GE Capital may, at its expense, obtain insurance satisfactory to it.

12.   NO WAIVERS OF RIGHTS HEREUNDER; RIGHTS CUMULATIVE.

      No delay by GE Capital or Bank in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right. No waiver or amendment of any provision of this Agreement shall be enforceable against GE Capital or Bank unless in writing and signed by an officer of GE Capital, and unless it expressly refers to the provision affected, any such waiver shall be limited solely to the specific event waived. All rights granted GE Capital or Bank hereunder shall be cumulative and shall be supplementary of and in addition to those granted or available to GE Capital or Bank under applicable law and nothing herein shall be construed as limiting any such other right.

13.   CONTINUING AGREEMENT; TERMINATION.

      This Agreement shall continue in full force and effect until the expiration of the Credit, but, notwithstanding any such expiration, this Agreement shall continue in full force and effect until all Obligations then outstanding (whether absolute or contingent) shall have been paid in full and all rights of Bank hereunder shall have been satisfied or other arrangements for the securing of such rights satisfactory to Bank shall have been made.


                              Page 80 of 84 Pages

14.   PERFORMANCE STANDARDS.

      Notwithstanding any provision to the contrary herein, GE Capital reserves the right to decline (i) any request made by the Applicant for the issuance of a Credit or (ii) any instruction provided by the Customer if, in its discretion, GE Capital determines that the issuance of such Credit or the carrying out of such instruction contravenes GE Capital's customary procedures or policy or any applicable law, rule or regulation.

15.   GOVERNING LAW; JURISDICTION; CERTAIN WAIVERS.

      (a) This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of New South Wales, and GE Capital and Bank shall have the rights and remedies of a party under applicable law.

      (b) Applicant agrees that all actions and proceedings relating directly or indirectly to this Agreement shall be litigated only in courts located within the State of New South Wales or elsewhere as GE Capital may select and that such courts are convenient forums therefor and submits to the personal jurisdiction of such courts.

      (c) Applicant waives personal service of process upon it and consents that any such service of process may be made by certified or registered mail, return receipt requested, directed to Applicant at its address last specified for notices hereunder, and service so made shall be deemed completed two (2) days after the same shall have been so mailed.

      (d) Each Credit and this Agreement shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Publication No. 500, or the most recent revision thereof, the terms of which are known to the parties, and the same shall be considered as incorporated herein.

16.   NOTICES.

      Any notice to GE Capital or Bank shall be provided in the manner stipulated in the Facility Agreement. Any notice to Bank should be addressed to GE Capital (on behalf of the Bank).

17.   THIRD PARTY BENEFICIARY.

      Applicant hereby acknowledges that Bank may enforce its rights under this Agreement directly against the Applicant as if Bank were named herein as a party.

18.   GENERAL.

      (a) If this Agreement is executed by two or more Applicants, they shall be jointly and severally liable hereunder.

      (b) This Agreement shall be binding upon the heirs, executors, administrators, assigns or successors of each of the Applicants and shall inure to the benefit of and be enforceable by GE Capital, its successors, transferees and assigns.

      (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such


                              Page 81 of 84 Pages
            prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

      (d) This Agreement shall be deemed to be a "Transaction Document" for all purposes under the Facility Agreement.


                              Page 82 of 84 Pages

SIGNING PAGE

EXECUTED AS AN AGREEMENT

DATE: 24/12/2002

SIGNED by Brett Manwaring and David Thrift as attorney for GE CAPITAL FINANCE PTY LIMITED under power of attorney dated 27th August 1999 in the presence of:

    /s/ K. Foster                           /s/ Brett A. Manwaring
----------------------------------     -----------------------------------------
Signature of witness                   By signing this agreement as attorney
                                       the attorney states that the attorney
                                       has not received notice of revocation of
  KATRINA FOSTER                       the power of attorney
----------------------------------
Name of witness (block letters)


  LVL 13, 255 George St. Sydney
----------------------------------
Address of witness


  Associate Director
----------------------------------
Occupation of witness


                               Page 83 of 84 Pages

EXECUTED BY BRIGHTPOINT
AUSTRALIA PTY LIMITED
ACN 075 244 870 in accordance
with its Constitution in the presence of:

 /s/ R.B. Thomlinson                                 /s/ Paul A. Ringrose
--------------------------------------           -------------------------------
Director (Signature)                             Director/Secretary (Signature)

R. B. Thomlinson                                     Paul A. Ringrose
--------------------------------------           -------------------------------
Name (Print)                                     Name (Print)


EXECUTED BY ADVANCED
PORTABLE TECHNOLOGIES
PTY LIMITED ACN 055 544 217
in accordance
with its Constitution in the presence of:

  /s/ Felix Wong                                   /s/ Paul A. Ringrose
--------------------------------------           -------------------------------
Director (Signature)                             Director/Secretary (Signature)


  Felix Wong                                       Paul A. Ringrose
--------------------------------------           -------------------------------
Name (Print)                                     Name (Print)


                              Page 84 of 84 Pages

                         GE CAPITAL FINANCE PTY LIMITED

                                       AND

                       BRIGHTPOINT AUSTRALIA PTY LIMITED,

                   ADVANCED PORTABLE TECHNOLOGIES PTY LIMITED

                            FIXED AND FLOATING CHARGE

CONTENTS

GENERAL TERMS.................................................................................................      2

WHAT THE CHARGOR UNDERTAKES IN THIS CHARGE....................................................................      2

CHARGE........................................................................................................      2

FIXED OR FLOATING?............................................................................................      3

HOW THIS SECURITY AFFECTS THE CHARGOR AND THE SECURED PROPERTY................................................      5

   LOOKING AFTER THE SECURED PROPERTY.........................................................................      5
   INSURANCE CLAIMS...........................................................................................      6
   DEALING WITH THE SECURED PROPERTY..........................................................................      6
   ADDITIONAL REPRESENTATIONS AND WARRANTIES..................................................................      9
   OTHER SECURITY INTERESTS...................................................................................      9
   ADMINISTRATIVE MATTERS.....................................................................................     10

COSTS, INDEMNITIES AND INTEREST...............................................................................     11

THINGS GE CAPITAL MAY DO AT ANY TIME..........................................................................     11

DEFAULT - AND WHAT CAN HAPPEN.................................................................................     11

   WHEN IS THE CHARGOR IN DEFAULT?............................................................................     11
   WHAT CAN HAPPEN IF THE CHARGOR IS IN DEFAULT?..............................................................     12
   RECEIVERS..................................................................................................     12
   EXCLUSION OF TIME PERIODS..................................................................................     15
   DISPOSAL OF THE SECURED PROPERTY IS FINAL..................................................................     15

WHAT HAPPENS TO MONEY GE CAPITAL RECEIVES?....................................................................     16

GE CAPITAL'S RIGHTS...........................................................................................     17

   HOW GE CAPITAL MAY EXERCISE ITS RIGHTS.....................................................................     18
   THE CHARGOR'S OBLIGATIONS AND GE CAPITAL'S RIGHTS ARE UNAFFECTED...........................................     18
   REINSTATEMENT OF RIGHTS....................................................................................     18

POWER OF ATTORNEY.............................................................................................     18

   APPOINTMENT................................................................................................     19

NOTICES.......................................................................................................     19

   FORM.......................................................................................................     20
   DELIVERY...................................................................................................     20
   WHEN EFFECTIVE.............................................................................................     20
   DEEMED RECEIPT - POSTAL....................................................................................     20
   DEEMED RECEIPT - FACSIMILE.................................................................................     20

GENERAL.......................................................................................................     20

   SET-OFF....................................................................................................     20
   SUSPENSE ACCOUNT...........................................................................................     21
   CERTIFICATES...............................................................................................     21
   PROMPT PERFORMANCE.........................................................................................     21
   DISCRETION IN EXERCISING RIGHTS............................................................................     21
   CONSENTS...................................................................................................     21
   NO LIABILITY FOR LOSS......................................................................................     21
   INDEMNITIES................................................................................................     21
   VARIATION AND WAIVER.......................................................................................     21
   INCONSISTENT LAW...........................................................................................     21

   SUPERVENING LEGISLATION....................................................................................     22
   APPLICABLE LAW.............................................................................................     22
   SERVING DOCUMENTS..........................................................................................     22
   COUNTERPARTS...............................................................................................     22
   SEVERANCE..................................................................................................     22

THIRD PARTY PROVISIONS........................................................................................     22

   SECURITY NOT TO BE AFFECTED................................................................................     22
   PRINCIPAL AND INDEPENDENT OBLIGATION.......................................................................     23
   NO MARSHALLING.............................................................................................     24
   NO COMPETITION.............................................................................................     24
   RESCISSION OF PAYMENT......................................................................................     24
   VARIATION..................................................................................................     25
   INDEMNITY..................................................................................................     25

INTERPRETATION................................................................................................     25

   MEANINGS...................................................................................................     25

SIGNING PAGE..................................................................................................     30

                                                                   EXHIBIT 10.35

              GE CAPITAL FINANCE PTY LIMITED (ABN 93 075 554 175)
                                                       FIXED AND FLOATING CHARGE

PARTIES

GE CAPITAL:

GE CAPITAL FINANCE PTY LIMITED ABN 93 075 554 175
Level 13, 255 George Street, Sydney NSW 2000, Australia
Facsimile No:  02 8249 3783

CHARGOR:

BRIGHTPOINT AUSTRALIA PTY LIMITED ABN 32 075 244 870
of Unit 1, 9 Rodborough Road, Frenchs Forest, NSW 2086
ADVANCED PORTABLE TECHNOLOGIES PTY LIMITED ABN 74 055 544 217
of Level 26, AMP Centre, 50 Bridge Street, Sydney NSW 2000
(INDIVIDUALLY AND TOGETHER THE 'CHARGOR')

GENERAL TERMS

INTERPRETATION

Definitions of terms are at the end of these General Terms.

WHAT THE CHARGOR UNDERTAKES IN THIS CHARGE

1.1 By signing this document the Chargor undertakes certain obligations. The Chargor also gives GE Capital rights concerning the Chargor and the Secured Property - for example, if the Chargor does not comply with its obligations, GE Capital may take possession of the Secured Property, sell or otherwise deal with it, and sue the Chargor for any remaining money the Chargor owes to GE Capital.

1.2 The Chargor is liable for all of the obligations under this document and under the Transaction Documents both individually and collectively with any one or more other persons named in this document as Chargor.

1.3 The Chargor must ensure that it is not in default under this document and under the Transaction Documents. The Chargor also agrees to carry out on time all its obligations under the Transaction Documents to GE Capital.

1.4 The Chargor's obligations under this security (other than in connection with the Secured Property) continue even if GE Capital releases the Secured Property from this security.

1.5 This document operates as though it were two separate documents between GE Capital and each Chargor. All representations and undertakings in this document are given by a chargor in respect of its Secured Property, the Amount Owing by it and the Transaction Documents to which it is a party.

CHARGE

2.1 Subject to clause 2.3, for the purpose of securing to GE Capital payment of the Amount Owing, the Chargor charges all of its present and future rights, title and interest in, to, under or derived from the Secured Property to GE Capital. The Chargor does this as beneficial owner.

2.2   This charge is a first ranking security.

2.3 The Chargor may require GE Capital to release the Secured Property from this document if there is no Amount Owing. However, even if the Amount Owing is repaid, the Secured Property remains charged to GE Capital until GE Capital actually releases it from this document.

2.4 The security given under this document by one Chargor secures the same money as the security given under this document by each other Chargor. There may also be Collateral Securities that secure the same money.

FIXED OR FLOATING?

3.1   The charge is fixed over all present and future:

      (a)   capital and Share premiums of the Chargor; and

      (b)   goodwill of the Chargor; and

      (c) estates and interests in land of the Chargor, including each fixture, structure or improvement on land or fixed to it and all proceeds of sale of any of them; and

      (d)   plant and machinery of the Chargor; and

      (e) all rights under documents or agreements of any kind not referred to in Clause 3.1(h) to which the Chargor is a party; and

      (f) book debts which are Eligible Accounts of the Chargor and money owing to the Chargor in a Controlled Account in the Chargor's name; and

      (g)   cash, cheques, money orders and other receipts of the Chargor; and

      (h) securities (other than Shares and New Rights which are charged pursuant to clause 3.1(k)), documents of title and any other documents (whether or not negotiable), that the Chargor deposits with GE Capital at any time and for any reason; and

      (i) books of account, invoices, statements, ledger cards, computer software and records and other media relating to the Chargor's business transactions; and

      (j) interests in personal property that are not acquired by the Chargor for disposal by the Chargor in its ordinary course of business; and

      (k)   Shares and New Rights owned by the Chargor; and

      (l)   licenses held by the Chargor in relation to its business; and

      (m)   Intellectual Property of the Chargor; and

      (n)   Encumbrances held by the Chargor over any property; and

      (o) rights to make any claims including under any statute, ordinance, law, contracts, security, Encumbrance or insurance policy; and

      (p) any other property if clause 3.3 says the charge is to be fixed over that property.

3.2   The charge is floating over all the other Secured Property.

3.3 Where the charge is floating (whether under the terms of the charge or at law), it immediately and automatically becomes fixed:

      (a) over any Secured Property GE Capital notifies the Chargor is to be subject to a fixed charge (GE Capital can only give the Chargor this notice if an Event of Default has occurred and is subsisting; and

      (b)   over any Secured Property affected if:

            (i)   the Chargor breaches an obligation under clause 6; or

            (ii)  a judgment, order or Encumbrance is:

                  (A)   enforced;

                  (B)   becomes enforceable; or

                  (C) can be rendered enforceable by the giving of notice, lapse of time or fulfilment of a condition,

            in respect of that Secured Property; and

      (c) over all the Secured Property if the Chargor is or becomes Insolvent or steps are taken to make it Insolvent; and

      (d) over the Secured Property that is money or rights to money if the Chargor does not pay Taxes on time; and

      (e)   if the law provides that the charge becomes fixed.

3.4 GE Capital can give the Chargor a notice stating that from a date specified in the notice the property specified in the notice is subject to a floating charge (and not a fixed charge). The Chargor charges to GE Capital by way of floating charge the property specified in the notice as security for payment of the Amount Owing on the same terms as the charge given under clause 2.1. The charge can then again become fixed in the circumstances contemplated by clause 3.3.

3.5 In relation to any book debt or any amount owing to the Chargor in a Controlled Account in the Chargor's name, present or future while the whole or part of it remains unpaid, the Chargor must not deal with or dispose of it in any way including by transfer, assignment, factoring, barter or other Encumbrance and must not allow any discount, set off, release, write-off or credit to be issued without GE Capital's consent, other than as permitted by clause 3.6.

3.6 GE Capital appoints the Chargor as GE Capital's agent in respect of all present and future book debts which are Eligible Accounts ("Book Debts") on the following terms:

      (a) the Chargor must collect and receive all money payable in respect of Book Debts; and

      (b) the Chargor must pay all proceeds of the Book Debts into a Controlled Account in the Chargor's name or any other account nominated or approved by GE Capital for that purpose from time to time; and

      (c) the Chargor must direct the relevant debtors to send payments of money owing to the Chargor in respect of the Book Debts to the credit of a Controlled Account in the Chargor's name or any other account nominated or approved by GE Capital for that purpose from time to time, and, if expressly required by GE Capital, endorse on all the Chargor's invoices, statements and other requests for payment a direction to send payment to the address of the Blocked Account Bank; and

      (d) the proceeds of Book Debts deposited to the account referred to in clause (b) may only be dealt with in accordance with the Blocked Account Agreement for the relevant Controlled Account; and

      (e) the Chargor may allow any write-off or discount to occur or credit note to be issued in relation to any Book Debt where to do so would represent a deduction from the Book Debt that would be reasonable in the ordinary commercial practice of the Chargor; and

      (f) this agency may be terminated by GE Capital at any time by notice in writing to the Chargor and will terminate automatically if any event referred to in clause 3.3 occurs where the Secured Property affected (as referred to in that clause) includes the Book Debts.

3.7 The Chargor may deal with the Secured Property referred to in clause 3.1(g) in the manner permitted by the Transaction Documents.

HOW THIS SECURITY AFFECTS THE CHARGOR AND THE SECURED PROPERTY

LOOKING AFTER THE SECURED PROPERTY

4.1   The Chargor agrees:

      (a) to keep the Secured Property in good working order and condition (subject to fair wear and tear) and correct any defect; and

      (b)   to protect the Secured Property from theft, loss or damage; and

      (c) to preserve the Secured Property and not to do anything that might lower the value of the Secured Property;

      (d) to protect and enforce its title and GE Capital's interest as chargee in and to the Secured Property; and

      (e)   to tell GE Capital if the Secured Property is

            (i) contaminated in breach of Environmental Laws and such breach is likely to have a Material Adverse Effect; or

            (ii)  defective or seriously damaged.

4.2   The Chargor agrees to:

      (a) give GE Capital any order or material notice from a government authority concerning the use or condition of the Secured Property as soon as the Chargor becomes aware of it; and

      (b) comply with all laws and requirements of authorities and its other obligations in connection with the Secured Property where non-compliance might reasonably be expected to have a Material Adverse Effect; and

      (c) ensure that each person who uses or occupies the Secured Property complies with all laws and requirements of authorities in connection with the Secured Property where non-compliance might reasonably be expected to have a Material Adverse Effect; and

      (d) get GE Capital's consent (not to be unreasonably withheld) before the Chargor conducts major Works relating to land or any fixture, structure or improvement on land or fixed to it forming part of the Secured Property or enters into a contract to carry them out; and

      (e) give GE Capital details about all land and interests in land (such as leases) it acquires; and

      (f) immediately notify GE Capital if it becomes bound to complete the acquisition of any real property (freehold or leasehold) and if it receives any deed or document of title relating to the real property.

INSURANCE CLAIMS

5.1 The Chargor agrees to do its best to ensure that proceeds from an insurance claim are:

      (a)   used to reinstate the Secured Property; or

      (b) paid to GE Capital (GE Capital agrees to then use them as set out in clause 17).

      However, where an Event of Default has occurred and subsists GE Capital may direct the Chargor to use or hold any insurance proceeds in a particular way, and the Chargor agrees to use or hold them as GE Capital directs.

5.2 The Chargor agrees to notify GE Capital if an insurance claim is refused either in part or in full.

5.3 If GE Capital notifies the Chargor where an Event of Default has occurred and subsists, GE Capital may take over the Chargor's rights to make, pursue or settle an insurance claim. GE Capital may exercise those rights in any manner it chooses.

DEALING WITH THE SECURED PROPERTY

6.1 The Chargor must not, except as permitted by the Transaction Documents or with the prior consent of GE Capital:

      (a) create or allow to arise another Encumbrance in connection with the Secured Property or allow one to arise other than a Permitted Security Interest; or

      (b) create a trust, Power or lien in connection with the Secured Property or allow one to arise; or

      (c) deal in any way with its rights under this security, or allow any interest in them to arise or be varied.

6.2 Except as expressly permitted under the Transaction Documents, the Chargor agrees to get GE Capital's consent before it does, or agrees to do, any of the following in respect of the Secured Property over which the charge is fixed:

      (a)   sell the Secured Property; or

      (b) lease or license the Secured Property, or allow a surrender or variation of any lease or licence other than licensing of its Intellectual Property in the ordinary course of business; or

      (c)   part with possession of the Secured Property; or

      (d) allow a set-off or combination of accounts in respect of the Secured Property; or

      (e) waive any of its rights or release any person from its obligations in connection with the Secured Property; or

      (f) deal in any other way with the Secured Property or any interest in it, or allow any interest in it to arise or be varied.

6.3 The Chargor agrees to get GE Capital's consent before it does, or agrees to do, anything in clauses 6.2(a) to (f) in respect of the Secured Property over which the charge is floating except in the ordinary course of its business or as expressly permitted under the Transaction Documents.

6.4 The Chargor covenants with GE Capital in respect of all Marketable Securities included in the Secured Property:

      (a)   It will:

            (i) notify GE Capital immediately if it becomes entitled to, or is offered, New Rights; and

            (ii) ensure that all documents relating to New Rights or arising out of their subscription, taking up or exercise are delivered to GE Capital.

      (b) If GE Capital directs, it will promptly subscribe to, take up or exercise New Rights provided it has funds available to do so.

      (c)   It will remedy each defect in its title to those Marketable
            Securities.

      (d) It will take or defend all legal proceedings which GE Capital requires to protect or recover those Marketable Securities.

      (e) It will execute each document to which it is expressed to be a party in relation to anything required under this clause.

      (f)   It will duly pay all calls in respect of those Marketable
            Securities.

      (g) Immediately on receipt by it or for its account, it will deliver to GE Capital each certificate, acceptance, contract note or transfer for those marketable securities.

      (h) If GE Capital makes available a document it holds under this security relating to those Marketable Securities or New Rights for registration, stamping, exercise, acceptance or another purpose:

            (i) it will ensure that the document or each resulting or replacement document (as the case may be) is delivered directly to GE Capital when available or returned; and

            (ii) to the extent required by GE Capital, it will ensure that all persons dealing with it have notice of this security.

            (GE Capital will make available any document which it holds on reasonable request by the Chargor for the purpose of recording, perfecting or preserving the title of the Chargor to Marketable Securities included in the Secured Property, or exercising rights attaching to those Marketable Securities in a manner consistent with GE Capital's interest under this security in those Marketable Securities, if arrangements satisfactory to GE Capital are in place to protect that interest.

      (i) It will not do or omit to do anything which might render those Marketable Securities liable to forfeiture, cancellation, avoidance or loss or might otherwise prejudicially affect GE Capital's interest in them or their value.

      (j) It will as soon as practicable provide to GE Capital certified copies of all reports and other documents received by it in its capacity as a holder of those Marketable Securities or relating in any way to those Marketable Securities including any report or notice of any meeting which the holder of those Marketable Securities is entitled to attend or vote at or both.

      (k)   (i)   Subject to sub-paragraph (ii), it will exercise its voting rights in respect of those Marketable Securities in a prudent manner.

            (ii) It will not exercise its voting rights in respect of those Marketable Securities while an Event of Default subsists or after this security has been enforced, except with the consent of GE Capital.

      (l)   (i)   It will ensure that all amounts received by it or for its
                  account as holder of or in relation to those Marketable
                  Securities, whether by dividend, distribution or otherwise, are dealt with in accordance with the Transaction Documents.

            (ii) If it receives an asset (other than money, new Shares or entitlements to Shares) as holder of or in relation to those Marketable Securities, it will immediately sell the asset at its market value and the net proceeds of sale in accordance with the Transaction Documents.

6.5   GE Capital need not:

      (a) do anything to obtain payment of any dividend or other income in respect of the Shares or New Rights; or

      (b) vote at any meeting of shareholders in connection with the Shares or New Rights; or

      (c)   exercise rights in respect of the Shares or New Rights; or

      (d)   sell the Shares or New Rights,

      even if it has reason to believe the value of the Shares or New Rights may fall. GE Capital is not responsible for loss as a result of such a failure to act or delay in so acting.

ADDITIONAL REPRESENTATIONS AND WARRANTIES

7.1   The Chargor represents and warrants as follows.

      (a)   Each Share included in the Secured Property is fully paid.

      (b) It has disclosed to GE Capital the Share capital in each company in which Shares included in the Secured Property are held. To the best of its knowledge and belief (having made due enquiry), no document, agreement, arrangement or understanding exists under which further Marketable Securities in those companies may be issued to a person or under which a person is entitled to call for the issue of Marketable Securities.

      (c) It has provided GE Capital with all documents and information necessary for GE Capital to complete a valid and fully effective transfer of each Marketable Security included in the Secured Property.

OTHER SECURITY INTERESTS

8.1 If GE Capital consents to another Security Interest in the Secured Property (other than a Permitted Security Interest) and if GE Capital asks, then the Chargor agrees to get an agreement acceptable to GE Capital regarding the priority between this security and the other Security Interest.

8.2 If the Chargor does not get GE Capital's consent and agreement referred to in clause 8.1, GE Capital:

      (a)   need not make funds available under any Transaction Document; and

      (b) may exercise any other rights that arise because the Chargor does not do so, such as the right to take possession of the Secured Property, to sell it or to otherwise deal with it.

8.3 The Chargor agrees to ensure that the amount secured under any other Security Interest (other than a Permitted Security Interest) in the Secured Property is not increased without GE Capital's consent.

8.4 The Chargor agrees to comply with its obligations in connection with any other Security Interest in the Secured Property.

8.5 For the purpose only of fixing priorities under section 282 of the Corporations Act 2001 (Cwlth), the prospective liabilities secured by this security relate to the liability to pay the Amount Owing up to the maximum amount of A$150,000,000. However, this clause does not affect any of the Chargor's obligations to GE Capital. GE Capital may also secure prospective liabilities in excess of this specified maximum amount.

8.6 GE Capital agrees that the Amount Owing is limited to A$7,000,000 as at the date of this document and maybe increased to an amount specified by GE Capital to the Chargor in writing from time to time.

ADMINISTRATIVE MATTERS

9.1   The Chargor agrees to deposit with GE Capital:

      (a) any documents of title relating to the Secured Property over which the charge is fixed and the certificates which evidence title to the Shares (together with the number of forms of transfer for the Shares executed by the Chargor as transferor with the name of the transferee and the consideration and date left blank as GE Capital may require immediately when received by it); and

      (b) any other documents GE Capital requests relating to the Secured Property.

9.2 GE Capital may register this security at the Chargor's expense at the Australian Securities and Investments Commission and in every jurisdiction outside Australia where the Secured Property is located.

9.3 The Chargor agrees to do anything GE Capital asks the Chargor to do (such as obtaining consents, signing and producing documents, producing receipts and getting documents completed and signed):

      (a) to ensure the document is registered (and not just provisionally) under section 263 of the Corporations Act 2001 (Cwlth) at its own cost; or

      (b) to ensure , at its own cost, that this document is stamped for the proper amount in each state and territory of Australia in which this document is required to be stamped; or

      (c) to provide additional or further security over the Secured Property for payment of the Amount Owing in the event that GE Capital forms the opinion, acting reasonably, that such is required to better protect its position ; or

      (d) to enable GE Capital to register this security with the agreed priority; or

      (e) to enable GE Capital to exercise its rights in connection with the Secured Property; or

      (f) to enable GE Capital to register the power of attorney in clause 21 or a power of attorney in the same terms as that clause.

9.4 The Chargor agrees that GE Capital may fill in any blanks in this document or any document relating to this document (such as Corporations Act 2001 (Cwlth) forms or forms of transfer for the Secured Property).

COSTS, INDEMNITIES AND INTEREST

10.1 Clause 16 of the Facility Agreement applies as if set out in full in this document and as if:

      (a)   references to "each Obligor" or "an Obligor" are to "the Chargor";
            and

      (b)   clause references are read in context.

THINGS GE CAPITAL MAY DO AT ANY TIME

11.1 GE Capital may enter land and buildings owned or occupied by the Chargor, any place where the Secured Property is located, the Chargor's places of business and its registered office at reasonable times to:

      (a)   inspect the Secured Property; or

      (b)   find out whether the Chargor is complying with this document; or

      (c)   carry out GE Capital's rights under this document; or

      (d) inspect and copy records relating to the Chargor, its Subsidiaries or the Secured Property; or

      (e) investigate the Chargor's financial affairs or business or the financial affairs or business of its Subsidiaries.

11.2 Unless there is an emergency, GE Capital agrees to give the Chargor reasonable written notice before entering under clause 11.1. The Chargor agrees to help GE Capital to enter, such as by getting any consent necessary.

11.3 GE Capital may do anything which the Chargor should have done under this document but which the Chargor has either not done or in GE Capital's reasonable opinion has not done properly if GE Capital has requested the Chargor to act and it has failed to do so. If GE Capital does so, the Chargor agrees to pay GE Capital's reasonable costs when GE Capital asks.

11.4 GE Capital does not become a mortgagee in possession because it enters the Secured Property under clause 11.1 or exercises its rights under clause 11.3.

DEFAULT - AND WHAT CAN HAPPEN

WHEN IS THE CHARGOR IN DEFAULT?

12.1 The Chargor is in default if an "Event of Default" as defined in the Facility Agreement occurs.

WHAT CAN HAPPEN IF THE CHARGOR IS IN DEFAULT?

13.1 If an Event of Default occurs and is subsisting, then GE Capital may elect at its option that the Amount Owing is either:

      (a)   payable on demand; or

      (b)   immediately due for payment.

13.2 After an Event of Default has occurred and subsists, GE Capital may do one or more of the following in addition to anything else the law allows it to do [as mortgagee or] chargee:

      (a)   sue the Chargor for the Amount Owing;

      (b) take or give up possession of the Secured Property as often as GE Capital chooses;

      (c) do anything an owner of the Secured Property could do, including selling it or conducting the Chargor's business;

      (d) appoint one or more Receivers to do anything the law allows a Receiver to do and any of the things in paragraphs (a) to (c) inclusive above and clause 14.5;

      (e)   do anything that the Receiver could do under sub-paragraph (d).

RECEIVERS

14.1  In exercising GE Capital's Power to appoint a Receiver GE Capital may:

      (a) appoint any Receiver to all or any part of the Secured Property or its income; and

      (b) set a Receiver's pay at any figure GE Capital determines as appropriate (acting reasonably), remove a Receiver and appoint a new or additional Receiver.

14.2 If GE Capital appoints more than one Receiver, GE Capital may specify whether they may act individually or must act collectively.

14.3 The Receiver is the Chargor's agent unless GE Capital notifies the Chargor that the Receiver is to act as GE Capital's agent. The Chargor is solely responsible for anything done, or not done, by a Receiver and for the Receiver's remuneration and costs.

14.4 Unless the terms of appointment restrict a Receiver's Powers, the Receiver may do anything the law allows a Receiver to do and any of the things GE Capital may do under clause 13.2(a) to (c) inclusive.

14.5 In addition, the Receiver will have full Power to do all or any of the following:

      (a) take possession of, collect and get in Secured Property and for that purpose to take proceedings (in the name of the Chargor or otherwise); and

      (b)   give up possession of Secured Property; and

      (c) exercise all or any of GE Capital's Powers, rights, discretions and remedies under this document; and

      (d)   comply with the directions given by GE Capital; and

      (e) carry on or agree to carry on the business of the Chargor in and with Secured Property and to stop doing so; and

      (f) effect all repairs, purchases and insurances, and generally to do everything that the Chargor might do in the ordinary conduct of its business to:

            (i)   protect or improve Secured Property; or

            (ii) obtain income or returns from Secured Property and to conduct the Chargor's business; without being responsible for any loss; and

      (g) borrow from GE Capital any money that may be required for any of the purposes mentioned in paragraph (f) without the Receiver being bound to enquire whether the borrowing is necessary or proper or responsible for the misapplication or non-application of any money borrowed; and

      (h) (in the name of the Chargor or otherwise) secure any money borrowed by mortgage or charge over Secured Property so that the mortgage or charge may rank in priority to, equally with or after this security without the Receiver being bound to enquire whether the granting of the mortgage or charge is necessary or proper; and

      (i) hire out, lease or license Secured Property (including in the name of the Chargor) for any term at the rent or licence fee and on terms that seem desirable to the Receiver (with or without a purchase option and whether or not the Receiver has taken possession); and

      (j) exercise all or any Powers, rights, discretions and remedies available under or in connection with the Secured Property (including rights available under the Corporations Act 2001 (Cwlth) or any other statute); and

      (k) do everything necessary to obtain registration of the Secured Property in the Receiver's name or in the name of the Receiver's nominee; and

      (l) settle, arrange and compromise any accounts, claims, questions or disputes that may arise in connection with the Chargor's business or the Secured Property or in any way relating to this document; and

      (m) execute releases or other discharges in relation to a settlement, arrangement, or compromise referred to in paragraph (l); and

      (n) sell or agree to sell (whether or not the Receiver has taken possession), exchange or otherwise dispose of (absolutely or conditionally) the Secured Property (or agree to do so):

            (i) by public auction, private sale or tender for cash or on credit;

            (ii)  in one lot or in parcels;

            (iii) with or without special conditions, (such as conditions as to title or time or method of payment of purchase money) including by allowing the purchase money to remain:

                  (A) outstanding on the security of a mortgage over the property sold or over any other property; or

                  (B)   owing without any security; and

            (iv) on other terms the Receiver considers desirable (acting reasonably), without being responsible for any loss; and

      (o) execute transfers and assignments of Secured Property (including in the name of the Chargor), and do everything to complete any sale under paragraph (n) that the Receiver thinks necessary; and

      (p) insure Secured Property that is of an insurable nature against risks of destruction, loss or damage for the amounts and on the terms that the Receiver thinks appropriate (acting reasonably); and

      (q) sever fixtures belonging to the Chargor and sell them apart from any other part of the Secured Property; and

      (r) engage employees, agents, advisers and contractors for any of the purposes of this clause on terms that the Receiver thinks appropriate (acting reasonably); and

      (s) give receipts for all money and other property that may come into the hands of the Receiver in exercise of any Power given by this document; and

      (t) carry out and enforce or otherwise obtain the benefit of all contracts:

            (i) entered into or held by the Chargor in connection with the Secured Property; or

            (ii) entered into in exercise of the Powers given by this document; and

      (u) make debtors bankrupt and wind up companies and do everything in connection with any bankruptcy or winding up that the Receiver thinks desirable to recover or protect Secured Property; and

      (v) do everything necessary to perform any undertaking of the Chargor in this document; and

      (w) receive all money or other property payable or deliverable to the Chargor from Secured Property; and

      (x) do or cause to be done everything that the Receiver thinks necessary or desirable in the interests of the Chargee; and

      (y)   do anything incidental to the exercise of any other Power; and

      (z) take proceedings (including in the name of the Chargor) in connection with any of the above; and

      (aa) delegate any of the Powers given to the Receiver by this clause to any person.

EXCLUSION OF TIME PERIODS

15.1 Neither GE Capital nor any Receiver need give the Chargor any notice or demand or allow time to elapse before exercising a right under this document or conferred by law (including a right to sell) unless the notice, demand or lapse of time is required by law and cannot be excluded or is otherwise provided for under the Transaction Documents. The provisions of Section 111 of the Conveyancing Act 1919 (NSW) and Section 57 of the Real Property Act (NSW) requiring notice to be served and any similar provisions in any other legislation in any jurisdiction are expressly excluded to the extent permitted by law.

15.2 If the law requires that a period of notice must be given or a lapse of time must occur or be permitted before a right under this document or conferred by law may be exercised, then:

      (a) when a period of notice or lapse of time is mandatory, that period of notice must be given or that lapse of time must occur or be permitted by GE Capital; or

      (b) when the law provides that a period of notice or lapse of time may be stipulated or fixed by this security, then one day is stipulated and fixed as that period of notice or lapse of time including, if applicable, as the period of notice or lapse of time during which:

            (i) a default must continue before a notice is given or requirement otherwise made for payment of the Amount Owing or the observance of other obligations under this security; and

            (ii) a notice or request for payment of the Amount Owing or the observance of other obligations under this document must remain not complied with before GE Capital or a Receiver may exercise its rights.

DISPOSAL OF THE SECURED PROPERTY IS FINAL

16.1 The Chargor agrees that if GE Capital or a Receiver sells or otherwise disposes of the Secured Property:

      (a) then, provided GE Capital or the Receiver (as the case may be) has acted in accordance with its rights under this document and in accordance with all Laws, the Chargor will not challenge the acquirer's right to acquire the Secured Property and the Chargor will not seek to reclaim that property; and

      (b) the person who acquires the Secured Property need not check whether GE Capital or the Receiver had the right to dispose of the Secured Property or whether GE Capital or the Receiver exercised that right properly.

WHAT HAPPENS TO MONEY GE CAPITAL RECEIVES?

17.1 Money received under this security on enforcement of this security is to be applied in the following order:

      (a) first in payment of all expenses or Taxes that GE Capital or a Receiver incurs in or incidental to the exercise or attempted exercise of a Power or otherwise in relation to any Transaction Document;

      (b) then in payment of any other outgoings that GE Capital or the Receiver thinks it appropriate to pay;

      (c) then in payment to the Receiver of any remuneration (whether by way of commission or otherwise);

      (d) then in payment to GE Capital or a Receiver of any amount necessary to give effect to any indemnity contained in this document; and

      (e)   then in payment to GE Capital of the balance of the Amount Owing.

      However, if money received or enforcement of this security represents proceeds of an insurance claim, GE Capital (in its absolute discretion) may allow the Chargor to use it to reinstate the Secured Property or carry out work on it.

17.2 If, at the time GE Capital receives money under this security upon enforcement, any part of the Amount Owing is not then due for payment, GE Capital may retain until that part becomes due for payment or no longer falls within the definition of Amount Owing, an amount equal to that part and must deposit it in an interest bearing account. GE Capital must use it (and any net interest after Tax earned on it) to pay the Amount Owing when it becomes due for payment unless GE Capital is entitled to apply it in the manner provided in clause 17.1(a) to (d) inclusive then it may apply it in such manner or pay it (and any net interest after Tax earned on it) to the Chargor.

17.3 GE Capital may use any money received under this security upon enforcement towards paying any part of the Amount Owing it chooses, including by paying a later instalment before an earlier instalment. This applies even if that part falls due after GE Capital gives a notice of demand.

17.4 GE Capital agrees to pay any money remaining after the Amount Owing is paid either to the Chargor (which GE Capital may do by paying it into an account in the Chargor's name) or to another person entitled to it (such as another person with a Security Interest in the Secured Property). In particular, GE Capital may pay it to a person with a subsequent registered or unregistered Security Interest without incurring liability to the Chargor subject to clause 17.2. GE Capital need not pay the Chargor interest on any money remaining after the Amount Owing is paid.

17.5 The Chargor is only credited with money from the date GE Capital actually receives it (including, where GE Capital has appointed a Receiver, the date the Receiver pays money to GE Capital).

17.6  If any compensation becomes payable for Secured Property, GE Capital may:

      (a) apply the sum received on account of any compensation, at the GE Capital's option, in or towards repayment of the Amount Owing;

      (b) make, enforce, settle or compromise any claims relating to compensation; and

      (c) execute any necessary assurances and releases in the name of the Chargor and GE Capital.

      If any compensation for the Secured Property comes into the hands of the Chargor before a final irrevocable discharge of this document, the Chargor must immediately pay it to GE Capital.

GE CAPITAL'S RIGHTS

HOW GE CAPITAL MAY EXERCISE ITS RIGHTS

18.1 GE Capital may enforce this security before it enforces other rights or remedies:

      (a)   against any other person; or

      (b)   under another document, such as another Security Interest.

      If GE Capital has more than one Security Interest, GE Capital may enforce them in any order GE Capital chooses.

18.2 If a Receiver does not exercise a right or remedy fully or at a given time, then the Receiver can still exercise it later.

18.3 A Receiver is not liable for loss caused by the exercise or attempted exercise of, failure to exercise, or delay in exercising, a right or remedy.

18.4  GE Capital's and any Receiver's rights and remedies under this document:

      (a) are in addition to other rights and remedies given by law independently of this document; and

      (b) may be exercised even if this involves a conflict of duty or GE Capital, or the Receiver has a personal interest in their exercise.

18.5 GE Capital's rights and remedies under this document may be exercised by any of its directors, any of its employees whose job title includes the word "manager" or any other person it authorises.

18.6 If GE Capital does not exercise a right or remedy fully or at a given time, GE Capital can still exercise it later.

18.7  GE Capital may but is not obliged to:

      (a) notify any debtor or member of GE Capital or any other person of this document; or

      (b) enforce payment of any money payable to the Chargor, or take any step or proceeding for any similar purpose.

THE CHARGOR'S OBLIGATIONS AND GE CAPITAL'S RIGHTS ARE UNAFFECTED

19.1 Rights given to GE Capital under this document and the Chargor's liabilities under it are not affected by any law that might otherwise affect them.

19.2 This document does not merge with or adversely affect, and is not adversely affected by, any of the following:

      (a) another Security Interest or right or remedy to which GE Capital is entitled; or

      (b) a judgment or order which GE Capital obtains against the Chargor in respect of any of the Amount Owing.

      GE Capital can still exercise its rights under this document as well as under the judgment, order, other Security Interest, right or remedy.

19.3 This document binds each person who signs as Chargor even if another person who was intended to sign does not sign it or is not bound by it.

REINSTATEMENT OF RIGHTS

20.1 Under law, a trustee in bankruptcy, liquidator or Controller may ask GE Capital to refund a payment GE Capital has received in connection with the Amount Owing (including an amount that was at any time part of the Amount Owing). To the extent GE Capital is obliged to, or GE Capital agrees to, make a refund GE Capital may treat the payment as if it had not been made. GE Capital is then entitled to its rights against the Chargor (including under this document) as if the payment had never been made. If GE Capital asks, the Chargor agrees to do everything necessary to restore to GE Capital any Security Interest GE Capital held from the Chargor immediately before the payment. This applies despite anything in this document.

POWER OF ATTORNEY

APPOINTMENT

21.1 After an Event of Default occurs and for so long as it is subsisting, the Chargor appoints GE Capital, each of GE Capital's employees whose job title includes the word "manager" and each Receiver under this document as its Attorney. Each Attorney may act individually or collectively. If GE Capital asks, the Chargor agrees to ratify anything an Attorney does under clause 21.2. The Chargor may not revoke these appointments.

POWERS

21.2 Upon the occurrence of an Event of Default and for so long as it is subsisting, an Attorney may at the Chargor's cost:

      (a) do anything which the Chargor can lawfully authorise an Attorney to do in connection with this security or the Secured Property or which the Attorney believes is expedient to give effect to any of GE Capital's rights or a Receiver's rights or assist in the execution or exercise of any Power (including executing deeds, selling or leasing the Secured Property, otherwise dealing with the Secured Property and starting, conducting and defending legal proceedings); and

      (b)   demand, sue for, recover and give discharge for Secured Property;
            and

      (c) commence, carry on, enforce, settle, arrange and compromise any proceedings to obtain or enforce the payment or delivery of Secured Property; and

      (d) take any necessary proceedings to procure the bankruptcy or the winding up of any debtor of the Chargor in connection with the Secured Property, and attend and vote at meetings of creditors, receive dividends in any bankruptcy or winding up or appoint a proxy for any of these things; and

      (e) compound, settle or compromise any debt owed to Chargor in connection with the Secured Property; and

      (f) execute any deed of assignment, composition or release in connection with the Secured Property; and

      (g) exercise all or any Powers, rights, discretions and remedies available under or in connection with the Secured Property (including rights available under the Corporations Act 2001 (C'wth)or any other statute); and

      (h) do anything else that the Chargor must or may do, or that GE Capital may do, under this document or by law; and

      (i)   delegate its Powers (including this Power) and revoke a delegation;
            and

      (j) exercise its Powers even if this involves a conflict of duty or it has a personal interest in doing so; and

      (k) do anything contemplated by this clause in its name, in the name of the Chargor or in the name of the both of them.

21.3  The Chargor gives the power of attorney in this clause 21:

      (a) to secure performance by the Chargor of its obligations to GE Capital under this document; and

      (b) for valuable consideration, receipt of which is acknowledged by the Chargor.

NOTICES

FORM

22.1 All notices, certificates, consents, approvals, waivers and other communications in connection with a Transaction Document ("Notices") must be in writing, signed by an authorised officer of the sender and marked for attention as set out in the Parties or if the recipient has notified otherwise in writing, then marked for attention in the way last notified.

DELIVERY

22.2  All Notices must be:

      (a)   left at the address of the party set out in the Parties; or

      (b) sent by prepaid post (airmail, if outside Australia) to the address set out in the Parties; or

      (c) sent by facsimile to the facsimile number of the party set out in the Parties.

      If the intended recipient has notified the sender in writing of a changed postal address or changed facsimile number, then the Notice must be to the address or number notified.

WHEN EFFECTIVE

22.3 A Notice takes effect from the time it is received unless a later time is specified in it.

DEEMED RECEIPT - POSTAL

22.4 If sent by post, a Notice is taken to be received 3 Business Days after posting (or seven days after posting if sent to or from a place outside Australia).

DEEMED RECEIPT - FACSIMILE

22.5 If sent by facsimile, a Notice is taken to be received at the time shown in the transmission report of the sender as the time that the whole facsimile was sent.

GENERAL

SET-OFF

23.1 The Chargor must not claim or set-off any money owing by GE Capital to it against the Amount Owing in full. At any time while an Event of Default subsists (unless waived by GE Capital), GE Capital may set off any amount due for payment by GE Capital to the Chargor against any amount due for payment by the Chargor to GE Capital under the Transaction Documents.

SUSPENSE ACCOUNT

23.2 GE Capital may place in a suspense account any payment it receives from the Chargor for as long as it things prudent and need not apply it towards satisfying any money owing to GE Capital under this document.

CERTIFICATES

23.3 GE Capital may give the Chargor a certificate about an amount payable or other matter in connection with a Transaction Document. A certificate containing reasonable detail of the calculation of the amount is (absent error) prima facie evidence of the amount.

23.4 GE Capital may rely on a certificate provided by any other person with a Security Interest in the Secured Property as to any amount that is owed to them.

PROMPT PERFORMANCE

23.5 If this document specifies when the Chargor must perform an obligation, the Chargor agrees to perform it by the time specified. The Chargor agrees to perform all other obligations promptly.

DISCRETION IN EXERCISING RIGHTS

23.6 GE Capital may exercise a right or remedy or give or refuse its consent in any way it considers appropriate, including by imposing conditions unless a Transaction Document states otherwise.

CONSENTS

23.7 The Chargor agrees to comply with all conditions in any consent GE Capital gives in connection with this document.

NO LIABILITY FOR LOSS

23.8 GE Capital is not liable for loss caused by the exercise or attempted exercise of, failure to exercise, or delay in exercising, a right or remedy.

INDEMNITIES

23.9 The indemnities in this security are continuing obligations, independent of the Chargor's other obligations under this security and continue after this security ends. It is not necessary for GE Capital to incur expense or make payment before enforcing a right of indemnity conferred by this document.

VARIATION AND WAIVER

23.10 Unless this document expressly states otherwise, a provision of this document, or right created under it, may not be waived or varied except in writing signed by the party or parties to be bound.

INCONSISTENT LAW

23.11 To the extent permitted by law, this document prevails to the extent it is inconsistent with any law.

SUPERVENING LEGISLATION

23.12 Any present or future legislation which operates to vary the obligations of the Chargor in connection with a Transaction Document with the result that GE Capital's rights, Powers or remedies are adversely affected (including by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

APPLICABLE LAW

23.13 This document is governed by the law in force in New South Wales. The Chargor and GE Capital submit to the non-exclusive jurisdiction of the courts of New South Wales.

SERVING DOCUMENTS

23.14 Without preventing any other method of service, any document in a court action may be served on a party by being delivered to or left at that party's address for service of notices under clause 22 ("Notices").

COUNTERPARTS

23.15 This document may consist of a number of copies of this document each signed by one or more parties to the charge. When taken together, the signed copies are treated as making up the one document. Each copy of this document is binding on the party who has signed it, whether or not that or any other copy is signed by or binding upon any other party.

SEVERANCE

23.16 Each word, phrase, sentence, paragraph and clause in this document is severable no matter how they are linked. If any word, phrase, sentence, paragraph or clause is defective, unenforceable, void or voidable they may be severed and the remaining words will continue to be of full force and effect.

THIRD PARTY PROVISIONS

SECURITY NOT TO BE AFFECTED

24.1 None of this document, any Collateral Security given by a Chargor or any Power nor the obligations of the Chargor under this document will be affected by anything which but for this provision might operate to release, prejudicially affect or discharge them or in any way relieve the Chargor from any obligation including:

      (a) the grant to any person of any time, waiver or other indulgence, or the discharge or release of any person;

      (b) any transaction or arrangement that may take place between GE Capital and any person;

      (c)   the Liquidation of any person;

      (d) GE Capital becoming a party to or bound by any compromise, moratorium, assignment of property, scheme of arrangement, composition of debts or scheme of reconstruction by or relating to any person;

      (e) GE Capital exercising or delaying or refraining from exercising any other Security Interest or any right, Power or remedy conferred on it by law or by any Transaction Document or by any other document or agreement with any person;

      (f) the amendment, variation, novation, replacement, rescission, invalidity, extinguishment, repudiation, avoidance, unenforceability, frustration, failure, expiry, termination, loss, release, discharge, abandonment, assignment or transfer, in whole or in part and with or without consideration, of any Transaction Document, or of any other Security Interest or guarantee or other document or agreement held by GE Capital at any time or of any right, obligation, Power or remedy;

      (g) the taking or perfection of or failure to take or perfect a Security Interest or guarantee or other document or agreement;

      (h) the failure by any person or GE Capital to notify the Chargor of any default by any person under any Transaction Document or any other agreement with GE Capital;

      (i) GE Capital obtaining a judgment against any person for the payment of any Amount Owing;

      (j) any legal limitation, disability, incapacity or other circumstance relating to any person;

      (k) any change in circumstance (including any change in the members or constitution of any person);

      (l) any guarantee or Security Interest or other document or agreement not being valid or executed by, or binding on, any person; or

      (m) any increase in the Amount Owing for any reason (including as a result of anything referred to above),

      whether with or without the consent of the Chargor. References to ANY PERSON include another Chargor or any other person. None of the above paragraphs limits any of the others.

PRINCIPAL AND INDEPENDENT OBLIGATION

24.2 This security and each Collateral Security is a principal and independent obligation. Except for stamp duty purposes, it is not ancillary or collateral to any other Security Interest, right or obligation.

NO MARSHALLING

24.3 GE Capital is not obliged to marshal or appropriate in favour of the Chargor or to exercise, apply or recover:

      (a) any Security Interest or guarantee (including in any Transaction Document) held by GE Capital at any time; or

      (b) any of the funds or assets that GE Capital may be entitled to receive or have a claim on.

NO COMPETITION

24.4 Until the Amount Owing has been irrevocably paid and discharged in full the Chargor is not entitled to and shall not:

      (a) be subrogated to GE Capital or claim the benefit of any Security Interest or guarantee held by GE Capital at any time;

      (b) either directly or indirectly prove in, claim or receive the benefit of, any distribution, dividend or payment arising out of or relating to the Liquidation of a Chargor or any other person who gives a Security Interest in respect of any Amount Owing; or

      (c) have or claim any right of contribution or indemnity from any other person who gives a guarantee or Security Interest in respect of any Amount Owing.

      The receipt of any distribution, dividend or other payment by GE Capital out of or relating to any Liquidation will not prejudice the right of GE Capital to recover the Amount Owing by enforcement of this security and each Collateral Security.

RESCISSION OF PAYMENT

24.5 Whenever for any reason (including under any law relating to Liquidation, fiduciary obligations or the protection of creditors):

      (a) all or part of any transaction of any nature (including any payment or transfer) made during the term of this security which affects or relates in any way to the Amount Owing is void, set aside or voidable;

      (b) any claim that anything contemplated by paragraph (a) is upheld, conceded or compromised; or

      (c) GE Capital is required to return or repay any money or asset received by it under any such transaction or the equivalent in value of that money or asset,

      GE Capital will immediately become entitled against the Chargor to all rights in respect of the Amount Owing and the Secured Property which it would have had if all or the relevant part of the transaction or receipt had not taken place. The Chargor shall indemnify GE Capital against any resulting loss, cost or expense. This clause continues to apply after this security is discharged.

VARIATION

24.6 Without limiting the above provisions, this security and any Collateral Security covers the Amount Owing as varied from time to time including as a result of:

      (a) any new Transaction Document or any amendment to any Transaction Document; or

      (b) the provision of further accommodation to any other Chargor, and whether or not with the consent of or notice to the Chargor.

INDEMNITY

24.7 If any Amount Owing (including moneys which would have been Amount Owing if they were recoverable) is not recoverable from any other Chargor for any reason, including any legal limitation, disability or incapacity affecting any other Chargor or an obligation in any Transaction Document being or becoming unenforceable, void or illegal and whether or not:

      (a) any transaction relating to the Amount Owing was void or illegal or has been subsequently avoided; or

      (b) any matter or fact relating to that transaction was or ought to have been within the knowledge of GE Capital,

      the Chargor shall indemnify GE Capital in respect of that money and shall pay that money to GE Capital.

INTERPRETATION

MEANINGS

25.1 These meanings apply in this document unless the contrary intention appears:

      'AMOUNT OWING' in respect of a Chargor means all amounts that:

      at any time;

      for any reason or circumstance in connection with the Transaction Documents (including this document ) or any transaction contemplated by any of them;

      whether at law, in equity, under statute or otherwise:

      (a) are payable, are owing but not currently payable, may become payable in the future, are contingently owing, or remain unpaid, by the Chargor to GE Capital under or in relation to a Transaction Document; or

      (b) GE Capital has advanced or paid on the Chargor's behalf or on the Chargor's express or implied request or under any Transaction Documents; or

      (c) GE Capital is liable to pay by reason of any act or omission on the Chargor's part, or that GE Capital has paid or advanced in the protection, preservation, maintenance or realisation of the Secured Property or this document; or

      (d) are reasonably foreseeable as likely to fall within any of the above paragraphs.

      This definition applies:

      (a) irrespective of the capacity in which the Chargor or GE Capital became entitled to the amount concerned;

      (b) irrespective of the capacity in which the Chargor or GE Capital became liable in respect of the amount concerned;

      (c) whether the Chargor or GE Capital is liable as principal debtor, as surety or otherwise;

      (d) whether the Chargor is liable alone, or together with another person;

      (e) even if the Chargor owes an amount or obligation to GE Capital because it was assigned to GE Capital, whether or not:

            (i)   the assignment was before or after the date of this document;
                  or

            (ii)  the Chargor consented to or was aware of the assignment; or

            (iii) the assigned obligation was secured;

      (f)   even if this security was assigned to GE Capital, whether or not:

            (i)   an Obligor consented to or was aware of the assignment; or

            (ii)  any of the Amount Owing was previously unsecured.

      'ATTORNEY' means any attorney appointed under this document.

      'BLOCKED ACCOUNT BANK' means the party described as the bank in the Blocked Account Agreement.

      'CHARGOR' means the person or persons named in the Parties as Chargor. If there are more than one, Chargor means each of them separately.

      'COLLATERAL SECURITY' means any Security Interest, guarantee or other document or agreement at any time created or entered into as security for any Amount Owing.

      'ENCUMBRANCE' means any Security Interest, notice under section 218 or 255 of the Income Tax Assessment Act 1936 (Cwlth) or under any similar provision of a State, Territory or Commonwealth law, right to remove things from land (known as a 'profit a prendre'), easement, restrictive or positive covenant (other than easements and covenants burdening real property), equity, interest, garnishee order, writ of execution, right of set-off, lease (except where the Chargor is a party to such lease on the date of this document), licence to use or occupy, assignment of income or monetary claim, and any agreement to create any of them or allow any of them to exist.

      'FACILITY AGREEMENT' means the Facility Agreement between the Chargor, GE Capital and others dated on or about the date of this document.

      'GE CAPITAL' means GE Capital (as defined in the Parties).

      'LIQUIDATION' means receivership, compromise, arrangement, amalgamation, administration, reconstruction, winding up, dissolution or assignment for the benefit of creditors.

      'MARKETABLE SECURITY' has the meaning given to "Security" in the Corporations Act 2001 (Cwlth), but also includes:

      (a) an undertaking referred to in the exceptions in paragraphs (a), (b) and (d) of the definition of DEBENTURE in the Corporations Act 2001 (Cwlth);

      (b)   a unit or other interest in a trust or partnership;

      (c) a negotiable instrument other than a cheque or order for payment of money; and

      (d) a right or an option in respect of a Marketable Security, whether issued or unissued, including any of the above.

      'NEW RIGHTS' means all assets, rights, powers and proceeds of any nature at any time attaching to, or arising out of a holding in, any Marketable Securities included in the Secured Property. It includes:

      (a) any Marketable Security, any right to take up Marketable Securities or any allotment of further Marketable Securities;

      (b) any Marketable Security resulting from the conversation, consolidation or subdivision of a Marketable Security;

      (c) any certificate or other evidence of title to anything specified in this definition; and

      (d) any distribution or dividend under, and any proceeds of, or of the disposal of, anything specified in this definition.

      'POWER' means a power, right, authority, discretion or remedy which is conferred on GE Capital or a Receiver or Attorney:

      (a)   by this security or any Collateral Security; or

      (b)   by law in relation to this security or any Collateral Security.

      'RECEIVER' means a person appointed as a receiver, or receiver and manager under this document.

      'SECURED PROPERTY' in respect of a Chargor means all of the rights, property and undertaking of the Chargor:

      (a)   of whatever kind and wherever situated;

      (b)   whether present or future,

      including, without limitation, the Shares and the New Rights.

      'SHARE' means any Marketable Security owned or held by the Chargor from time to time and any New Rights.

      'TAXES' means taxes, levies, imposts, charges and duties imposed by any authority (including without limitation GST, stamp duty and any other transaction duties) (together with any related interest, penalties, fines and expenses in connection with them), except if imposed on the overall net income of GE Capital.

      'TRANSACTION DOCUMENTS' means the documents described as such in the Facility Agreement, any document which the Chargor acknowledges in writing to be a transaction document for the purpose of this security and any other document in connection with them.

      'WORKS' means building works, excavation or earth works on the Secured Property, work demolishing, removing or altering any part of the Secured Property, or any building or development work required by an authority in connection with the Secured Property.

25.2 Unless the contrary intention appears, a reference in a Transaction Document to:

      (a) a group of persons is a reference to any two or more of them collectively and to each of them individually;

      (b) an agreement, representation or warranty in favour of two or more persons is for the benefit of them collectively and each of them individually;

      (c) an agreement, representation or warranty by two or more persons binds them collectively and each of them individually;

      (d) anything (including an amount) is a reference to the whole and each part of it;

      (e) a document (including this charge) includes any variation or replacement of it;

      (f) any legislation includes any consolidation, amendment, re-enactment or replacement of it and any regulations and other instruments made under it;

      (g) an accounting term is a reference to that term as it is used in accounting standards under the Corporations Act 2001 (Cwlth), or, if not inconsistent with those standards, in accounting principles and practices generally accepted in Australia;

      (h)   a time of day is a reference to Sydney time;

      (i) a week is a reference to the period of seven consecutive days commencing on each Sunday;

      (j) the word "person" includes an individual, a firm, a body corporate, an unincorporated association and an authority;

      (k) a particular person includes a reference to the person's executors, administrators, successors, substitutes (including persons taking by novation) and assigns;

      (l) the word "payable" in relation to an amount, means an amount which is currently payable or will or may be payable in the future; and

      (m) the words "including", "for example" or "such as" when introducing an example, do not limit the meaning of the words to which the example relates to that example or examples of a similar kind.

NUMBER

25.3  The singular includes the plural and vice versa.

HEADINGS

25.4 Headings are for convenience only and do not affect the interpretation of this document.

DEFINED WORDS

25.5 Words defined in the Facility Agreement have the same meaning when used in this document unless the same word is also defined in this document, in which case the definition in this document prevails.

SIGNING PAGE

EXECUTED AS A DEED

DATE:  24/12/2002                                                     2002

SIGNED by David Thrift and Brett  Manwaring        )
as attorney for                                    )
GE CAPITAL FINANCE PTY LTD                         )
(ACN 075 554 175)                                  )
under power of attorney dated 27th Aguust 1999     )
                                                   )
in the presence of:                                )


/s/ K. Foster                             /s/ Brett A. Manwaring
----------------------------------        --------------------------------------
Signature of witness                      By executing this deed the attorney
                                          states that the attorney has received
KATRINA FOSTER                            no notice of revocation of the power
                                          of attorney
----------------------------------
Name of witness (block letters)

LVL 13, 255 George St, Sydney
----------------------------------
Address of witness

Associate Director
----------------------------------
Occupation of witness

EXECUTED by                        )
                                   )
BRIGHTPOINT AUSTRALIA PTY LIMITED  )
(ACN 075 244 870)                  )
                                   )
                                   )


/s/ Steven E. Fivel                   /s/ Robert J. Laikin
----------------------------------    ------------------------------------------
Signature of director                 Signature of director
                                      (Please delete as applicable)

Steven E. Fivel                       Robert J. Laikin
----------------------------------    ------------------------------------------
Name of director (print)              Name of director (print)

EXECUTED by                        )
                                   )
ADVANCED PORTABLE                  )
TECHNOLOGIES PTY LIMITED           )
(ACN 055 544 217)                  )
                                   )
                                   )


/s/ Felix Wong                        /s/ Paul A. Ringrose
----------------------------------    ------------------------------------------
Signature of director                 Signature of director/company secretary
                                      (Please delete as applicable)

Felix Wong                            Paul A. Ringrose
----------------------------------    ------------------------------------------
Name of director (print)              Name of director/company secretary (print)